ITEM 14


                                  EXHIBIT 10.10
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                                                             EXECUTION COPY


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                    MUEHLSTEIN TRADE RECEIVABLES MASTER TRUST

                         POOLING AND SERVICING AGREEMENT

                           Dated as of August 23, 1996


                                      Among

                        MUEHLSTEIN FINANCIAL CORPORATION,

                                  as Transferor


                           H. MUEHLSTEIN & CO., INC.,

                                   as Servicer

                                       and

                             BANKERS TRUST COMPANY,

                                   as Trustee


================================================================================


                         Pooling and Servicing Agreement

                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.01.  Definitions...........................................   1
      SECTION 1.02.  Other Definitional Provisions.........................  25

                                   ARTICLE II

                             TRANSFER OF RECEIVABLES

      SECTION 2.01.  Transfer of Receivables...............................  25
      SECTION 2.02.  Acceptance by Trustee.................................  27
      SECTION 2.03.  Representations and Warranties of the Transferor
                       Relating to the Transferor..........................  27
      SECTION 2.04.  Representations and Warranties of the Transferor
                       Relating to the Trust Assets........................  32
      SECTION 2.05.  Affirmative Covenants of the Transferor...............  36
      SECTION 2.06.  Negative Covenants of the Transferor..................  40
      SECTION 2.07.  Addition and Removal of Originators...................  44

                                   ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

      SECTION 3.01.  Acceptance of Appointment and Other Matters
                       Relating to the Servicer............................  45
      SECTION 3.02.  Servicing Compensation; Servicer's Expenses...........  47
      SECTION 3.03.  Representations and Warranties of the Servicer........  48
      SECTION 3.04.  Covenants of the Servicer.............................  50
      SECTION 3.05.  Reports and Records for the Trustee...................  56
      SECTION 3.06.  Annual Certificate of Servicer........................  56
      SECTION 3.07.  Semi-Annual Servicing Report of Independent Public
                       Accountants.........................................  56
      SECTION 3.08.  Tax Treatment.........................................  56
      SECTION 3.09.  Notices to Muehlstein.................................  57
      SECTION 3.10.  Adjustments...........................................  57
      SECTION 3.11.  Securities and Exchange Commission Filings............  57



                         Pooling and Servicing Agreement

                                      (ii)


                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

      SECTION 4.01.  Rights of Certificateholders..........................  57
      SECTION 4.02.  Establishment of Concentration Account and
                       Muehlstein Collection Accounts......................  58
      SECTION 4.03.  Allocation of Collections.............................  61

                                    ARTICLE V

                 DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

      SECTION 5.01.  Distributions and Reports to Certificateholders.......  61

                                   ARTICLE VI

                                THE CERTIFICATES

      SECTION 6.01.  The Certificates......................................  61
      SECTION 6.02.  Authentication of Certificates........................  62
      SECTION 6.03.  Registration of Transfer and Exchange of Certificates.  62
      SECTION 6.04.  Mutilated, Destroyed, Lost or Stolen Certificates.....  64
      SECTION 6.05.  Persons Deemed Owners.................................  64
      SECTION 6.06.  Access to List of Certificateholders' Names and
                       Addresses...........................................  65
      SECTION 6.07.  Authenticating Agent..................................  65
      SECTION 6.08.  New Issuances.........................................  66

                                   ARTICLE VII

                    OTHER MATTERS RELATING TO THE TRANSFEROR

      SECTION 7.01.  Obligations Not Assignable............................  69
      SECTION 7.02.  Limitations on Liability..............................  69
      SECTION 7.03.  Indemnification of the Trustee, the Certificateholders,
                       the Program Agent and the Enhancement Provider......  69


                         Pooling and Servicing Agreement

                                     (iii)


                                  ARTICLE VIII

                     OTHER MATTERS RELATING TO THE SERVICER

      SECTION 8.01.  Liability of the Servicer.............................  72
      SECTION 8.02.  Merger or Consolidation of, or Assumption of the
                       Obligations of, the Servicer........................  72
      SECTION 8.03.  Limitations on Liability..............................  73
      SECTION 8.04.  Servicer Indemnification..............................  73
      SECTION 8.05.  The Servicer Not to Resign............................  75
      SECTION 8.06.  Examination of Records................................  76
      SECTION 8.07.  Confidentiality.......................................  76

                                   ARTICLE IX

                         TRUST EARLY AMORTIZATION EVENTS

      SECTION 9.01.  Trust Early Amortization Events.......................  76
      SECTION 9.02.  Additional Rights upon the Occurrence of Any Trust
                       Early Amortization Event............................  79

                                    ARTICLE X

                                SERVICER DEFAULTS

      SECTION 10.01.  Servicer Defaults....................................  80
      SECTION 10.02.  Trustee to Act; Appointment of Successor Servicer....  83
      SECTION 10.03.  Notification to Certificateholders...................  85

                                   ARTICLE XI

                                   THE TRUSTEE

      SECTION 11.01.  Duties of the Trustee................................  85
      SECTION 11.02.  Certain Matters Affecting the Trustee................  88
      SECTION 11.03.  Trustee Not Liable for Recitals in Certificates or
                        Receivables........................................  89
      SECTION 11.04.  Trustee May Own Certificates.........................  89
      SECTION 11.05.  Compensation; Trustee's Expenses.....................  90
      SECTION 11.06.  Eligibility Requirements for Trustee.................  90
      SECTION 11.07.  Resignation or Removal of Trustee....................  91
      SECTION 11.08.  Successor Trustee....................................  92


                         Pooling and Servicing Agreement

                                      (iv)


      SECTION 11.09.  Merger or Consolidation of Trustee...................  92
      SECTION 11.10.  Appointment of Co-Trustee or Separate Trustee........  92
      SECTION 11.11.  Tax Returns..........................................  93
      SECTION 11.12.  Trustee May Enforce Claims Without Possession of
                        Certificates.......................................  94
      SECTION 11.13.  Suits for Enforcement................................  94
      SECTION 11.14.  Rights of Certificateholders to Direct Trustee.......  95
      SECTION 11.15.  Representations and Warranties of Trustee............  95
      SECTION 11.16.  Maintenance of Office or Agency......................  95

                                   ARTICLE XII

                                   TERMINATION

      SECTION 12.01.  Termination of Trust.................................  96
      SECTION 12.02.  Final Distribution...................................  96
      SECTION 12.03.  Transferor's Termination Rights......................  97

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

      SECTION 13.01.  Amendment............................................  97
      SECTION 13.02.  Protection of Right, Title and Interest to Trust.....  99
      SECTION 13.03.  Limitation on Rights of Certificateholders........... 100
      SECTION 13.04.  Notices; Payments.................................... 101
      SECTION 13.05.  Rule 144A Information................................ 102
      SECTION 13.06.  Severability of Provisions........................... 103
      SECTION 13.07.  Assignment........................................... 103
      SECTION 13.08.  Certificates Nonassessable and Fully Paid............ 103
      SECTION 13.09.  Further Assurances................................... 103
      SECTION 13.10.  Nonpetition Covenant................................. 103
      SECTION 13.11.  No Waiver; Cumulative Remedies....................... 104
      SECTION 13.12.  Counterparts......................................... 104
      SECTION 13.13.  Third-Party Beneficiaries............................ 104
      SECTION 13.14.  Actions by Certificateholders........................ 104
      SECTION 13.15.  Merger and Integration............................... 104
      SECTION 13.16.  Headings............................................. 105
      SECTION 13.17.  Construction of Agreement............................ 105
      SECTION 13.18.  Governing Law; Jurisdiction; Consent to Service of
                        Process............................................ 105


                         Pooling and Servicing Agreement

                                      (v)


                                    EXHIBITS

Exhibit A   Form of Transferor Certificate
Exhibit B   Form of Annual Servicer's Certificate
Exhibit C-1 Form of CoreStates Collection Account Letter
Exhibit C-2 Form of Hong Kong and Singapore Collection Account Letter
Exhibit D   Form of Rule 144A and Non-Rule 144A Letters
Exhibit E   Form of Daily Report
Exhibit F   Muehlstein Credit Policy Manual
Exhibit G   Form of Annual Servicing Report of Independent Public Accountants


                         Pooling and Servicing Agreement

            POOLING AND SERVICING AGREEMENT, dated as of August 23, 1996, among MUEHLSTEIN FINANCIAL CORPORATION, as Transferor, H. MUEHLSTEIN & CO., INC., as Servicer, and BANKERS TRUST COMPANY, as Trustee.

            In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, the Certificateholders and the Enhancement Provider to the extent provided herein:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the related Supplement.

            "Accommodation Obligation" means any contractual obligation, contingent or otherwise, of one Person with respect to any Indebtedness of another, if the primary purpose or intent thereof by the Person incurring the Accommodation Obligation is to provide assurance to the obligee of such Indebtedness of another that such Indebtedness will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders thereof will be protected (in whole or in part) against loss in respect thereof including, without limitation, direct and indirect guarantees, endorsements (except for collection or deposit in the ordinary course of business), notes co-made or discounted, recourse agreements, take-or-pay agreements, keep-well agreements, agreements to purchase or repurchase such Indebtedness or any security thereof or to provide funds for the payment or discharge thereof, agreements to maintain solvency, assets, level of income, or other financial condition, and agreements to make payment other than for value received. The amount of any Accommodation Obligation shall be equal to the lesser of (i) the principal amount payable under such Accommodation Obligation (if quantifiable), and (ii) the portion of the obligation so guaranteed or otherwise supported.

            "Act" shall mean the Securities Act of 1933, as amended from time to time.

            "Additional Originator" shall have the meaning specified in Section 2.07(a).

            "Affiliate" shall mean, with respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person and, without limiting the generality of the foregoing, shall be presumed to include (A) any Person which


                         Pooling and Servicing Agreement
beneficially owns or holds 12.5% or more of any class of voting securities (after giving effect to any capital stock which is convertible into voting stock) of such designated Person or 12.5% or more of the equity interest in such designated Person and (B) any Person of which such designated Person beneficially owns or holds 12.5% or more of any class of voting securities (after giving effect to any capital stock which is convertible into voting stock). For the purposes of this definition, (i) "control" when used with respect to any specified Person shall mean the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing and
(ii) Mobil Corporation shall not be deemed an Affiliate of Muehlstein solely as a result of its ownership interest in the Series A Preferred Stock, par value $0.01 per share, issued by Muehlstein Holding Corporation, a Delaware corporation, but only so long as Mobil Corporation has no representative on the board of directors of Muehlstein Holding Corporation.

            "Aggregate Certificateholders' Interest" shall have the meaning specified in Section 4.01(a).

            "Aggregate Non-Investment Grade/Non-Rated Country Receivables Balance Concentration Limit" shall mean, on any date, 40% or such different percentage as shall be selected by the Transferor upon satisfaction of the Rating Agency Condition.

            "Agreement" shall mean this Pooling and Servicing Agreement, as the same may from time to time be amended, modified or otherwise supplemented, including, with respect to any Series, the related Supplement.

            "Amortization Date" shall mean, with respect to any Series, the amortization date specified in the related Supplement.

            "Amortization Period" shall mean, with respect to any Series, unless otherwise specified in the related Supplement, the period beginning on the related Amortization Date and ending upon the payment in full to the Investor Certificateholders of such Series of the Invested Amount with respect to such Series, all accrued and unpaid interest thereon and all other amounts owed to the Investor Certificateholders hereunder.

            "Beneficiary" shall mean, as of any date of determination, any of the Trustee, the then holders of the Investor Certificates and any Enhancement Provider.

            "Benefit Plan" means a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which the Transferor or any ERISA Affiliate is, or within the immediately preceding six
(6) years was, an "employer" as defined in Section 3(5) of ERISA.


                         Pooling and Servicing Agreement

            "Business Day" shall mean any day other than (a) a Saturday or Sunday or any other day on which national banking associations or state banking institutions in New York, New York or the city in which the Corporate Trust Office is located are authorized or obligated by law, executive order or governmental decree to be closed and (b) with respect to non-financial reporting requirements of the Servicer or the Transferor, any day on which the Servicer or the Transferor is closed and (c) if during any applicable interest period an interest rate or certificate rate is calculated by reference to a eurodollar rate, a day on which dealings in deposits in United States dollars are not customarily transacted in the London interbank market and (d) any other day specified in a Supplement as a "Business Day".

            "Certificate" shall mean any one of the Investor Certificates or the Transferor Certificate.

            "Certificate Rate" shall mean, with respect to any Series, the certificate rate specified therefor in the related Supplement.

            "Certificate Register" shall have the meaning specified in Section 6.03(a).

            "Certificateholder" or "Holder" shall mean an Investor Certificateholder or the Person in whose name the Transferor Certificate is registered in the Certificate Register.

            "Certificateholders' Interest" shall have the meaning specified in
Section 4.01(a).

            "Collection Period" shall mean, with respect to any Distribution Date, the calendar month (or, in the case of the calendar month in which the Closing Date occurs, the portion of such calendar month following the Closing
Date) immediately preceding the calendar month in which such Distribution Date occurs.

            "Collections" shall mean (a) all cash payments by or on behalf of the Obligors deposited to any Muehlstein Collection Account or the Concentration Account, or received by the Servicer, in respect of Receivables in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment and (b) all interest and other investment earnings (net of losses and investment expenses) on Collections (including, without limitation, funds on deposit in the Cure Accounts) as a result of the investment thereof pursuant to
Section 4.02(a).

            "Concentration Account" shall have the meaning specified in Section 4.02(a).

            "Concentration Account Bank" shall initially be Bankers Trust Company, and shall have the meaning specified in Section 4.02(a).


                         Pooling and Servicing Agreement

            "Confidential Information" shall mean any written information delivered or made available by or on behalf of Muehlstein (or its Affiliates or subsidiaries), the Servicer, the Transferor or Muehlstein International to any Person in connection with or pursuant to this Agreement or the transactions contemplated hereby which is proprietary in nature and clearly marked or identified in writing as being confidential information, other than information
(i) which was publicly known, or otherwise known to such Person, at the time of disclosure or (ii) which subsequently becomes publicly known through no act or omission by such Person.

            "Consolidated Tangible Net Worth" means, with respect to any Person, at any time, (i) total consolidated assets of such Person (including the capitalized portion of any interest rate exchange, swap, collar, future, protection, cap, floor or similar agreement providing interest rate protection), plus (ii) any negative cumulative foreign exchange translation adjustments applicable to such Person, minus (iii) total consolidated liabilities of such Person (excluding any accrued and unpaid dividends payable on the capital stock of such Person (regardless of class or designation) and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto), minus (iv) any positive cumulative foreign exchange translation adjustments applicable to such Person. There shall be excluded therefrom all general intangibles (as defined in Section 9-106 of the UCC or in any similar statute of Canada, the United Kingdom or any other relevant jurisdiction, or any political subdivision thereof) (except goodwill, tax refunds, tax refund claims, rights and claims against carriers, shippers, franchises, lessors and lessees, and rights to indemnification), organizational expenses and all unamortized debt discount and deferred charges (including deferred taxes) and non-current pension liabilities or assets. Assets and liabilities shall be determined in accordance with generally accepted accounting principles, except that investments in and moneys due from Affiliates of the Transferor (other than such moneys in respect of trade accounts receivables and payables in the ordinary course of business) shall be excluded from total consolidated assets.

            "Contract" shall mean an agreement between an Originator and an Obligor, containing terms pursuant to or under which such Obligor shall be obligated to pay from time to time for merchandise delivered or to be delivered or services performed or to be performed.

            "Controlled Affiliate" shall mean any specified Person controlled by or under common control with Muehlstein, the Servicer or the Transferor or as to which Muehlstein, the Servicer or the Transferor beneficially owns or holds 50% or more of any class of securities of such Person the holders of which are ordinarily entitled to vote for the election of directors of such Person or 50% or more of the equity interest in such Person. For the purposes of this definition, "control" when used with respect to any specified Person shall mean the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.


                         Pooling and Servicing Agreement

            "Corporate Trust Office" shall have the meaning specified in Section 11.16.

            "Country Concentration Limit" shall mean, on any date with respect to any country the percentage set forth below opposite the category of Public Debt Rating applicable to such country (including "Non-Rated" as a Public Debt Rating") or such different percentage as shall be selected by the Transferor; provided that the Rating Agency Condition shall have first been satisfied with respect to such different percentage:

            S&P                     Moody's                 Percentages
            ---                     -------                 -----------
            AA or higher            Aa2 or higher           No Limit

            A to AA-                A2 to Aa3               7.0%

            BBB- to A-              Baa3 to A3              5.5%

                    Non-Investment Grade/Non-Rated Countries

            6 Largest Countries (measured by Outstanding
            Balance of Receivables)                         4.0%

            All Other Countries                             1.5%

            "Country Receivable" means, with respect to any country, Receivables owed by Obligors who are domiciled in such country.

            "Credit Agreement" means the Credit Agreement dated February 9, 1996 among H. Muehlstein & Co., Inc., Muehlstein Holding Corporation, Muehlstein International, Ltd., Pegasus Polymers International Inc., and H. Muehlstein and Co. (Canada) Limited, the lenders named therein or from time to time parties thereto, the issuing banks named therein from time to time parties thereto and Citicorp USA, Inc., as agent, and Citibank, Canada, as Canadian agent, as amended, supplemented, modified, restated, replaced or refinanced from time to time.

            "Cure Account" with respect to any Series shall have the meaning specified in the related Supplement, and "Cure Accounts" shall refer to all the Cure Accounts established for outstanding Series in accordance with the terms of the related Supplements.

            "Cure Funds" shall mean Collections which, from time to time, are deposited by the Transferor into a Cure Account.



                         Pooling and Servicing Agreement

            "Cure Period" shall mean, if the Transferor has elected to begin depositing Cure Funds into the Cure Accounts, the period beginning on and including a Pool Non-compliance Date and ending on but excluding the earlier of
(a) the first date thereafter on which the Net Receivables Balance equals or exceeds the Required Net Receivables Balance and (b) the fifth consecutive Business Day following the occurrence of such Pool Non-compliance Date.

            "Daily Report" shall mean an Officer's Certificate of the Servicer substantially in the form of Exhibit E hereto.

            "Defaulted Receivable" shall mean a Receivable (i) as to which an Insolvency Event has occurred with respect to the Obligor thereof, (ii) as to which any payment, or part thereof, remains unpaid by the Obligor thereof for 91 days or more from the original due date for such payment specified in the relevant invoice or (iii) which, consistent with the Muehlstein Credit Policy Manual, would be or has been written off as uncollectible.

            "Deposit Date" shall mean each Business Day on which any Collections are deposited in the Concentration Account.

            "Determination Date" shall mean, with respect to any Distribution Date, the fourth Business Day preceding such Distribution Date.

            "Determination Date Certificate" shall mean, with respect to any Determination Date and any Series, a report prepared by an officer of the Servicer for such Determination Date as of the end of the most recently completed calendar month, substantially in the form set forth in the related Supplement.

            "Diluted Receivable" shall mean that portion of any Receivable which is either (a) reduced or cancelled as a result of (i) any failure by any Originator to deliver any merchandise or provide any services or otherwise to perform under the underlying Contract or invoice, (ii) any change in the terms of, or cancellation of, a Contract or invoice or any other adjustment by the Servicer which reduces the amount payable by the Obligor on the related Receivable, (iii) a check or other similar instrument issued by the Originator to the Obligor as a discount or rebate on the underlying Contract or invoice or
(iv) any set-off by an Obligor in respect of any claim by such Obligor as to amounts owed by it on the related Receivable or (b) subject to any dispute, offset, counterclaim or defense whatsoever asserted (except the discharge in bankruptcy of the Obligor thereof); provided that Diluted Receivables are calculated assuming that all chargebacks are resolved in the Obligor's favor and do not include contractual adjustments to the amount payable by an Obligor that are eliminated from the Receivables balance sold to the Trust through a reduction in the Purchase Price for the related Receivable.

            "Discount Amount" shall mean, with respect to any Series, the amount set forth


                         Pooling and Servicing Agreement
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                                       7


in the related Supplement.

            "Distribution Date" shall mean, with respect to any Collection Period, the fifteenth day of the calendar month immediately following such Collection Period, or, if such day is not a Business Day, the next succeeding Business Day or such other day as set forth in the Supplement for any Series.

            "DOL" means the United States Department of Labor and any Person succeeding to the functions thereof.

            "Early Amortization Period" shall mean, with respect to any Series, unless otherwise specified in the related Supplement, the period beginning at the close of business on the Business Day immediately preceding the day on which an Early Amortization Event is deemed to have occurred, and ending upon the Termination Date with respect to such Series.

            "Eligible Institution" shall mean a depository institution organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any domestic branch of a foreign bank authorized under any such laws), (a) whose long-term unsecured debt obligations are rated at least (i) if S&P is a Rating Agency, A- or better, and (ii) if Moody's is a Rating Agency, A3 or better, and (b) which is subject to regulation regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b) and (c) which has a combined capital and surplus of at least $500,000,000.

            "Eligible Investments" shall mean book-entry securities entered on the books of the registrar of such securities and held in the name or on behalf of the Trustee, negotiable instruments or securities represented by instruments in bearer or registered form (registered in the name of the Trustee or its nominee) which evidence:

            (a) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency thereof;

            (b) demand deposits, time deposits or certificates of deposit (having original maturities which mature no later than the Business Day prior to the next Distribution Date) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks), subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of the Trust's investment or contractual commitment to invest therein, the highest short-term unsecured debt rating from each Rating Agency;

            (c) commercial paper (having original maturities of no more than 270 days) having, at the time of the Trust's investment or contractual commitment to invest


                         Pooling and Servicing Agreement
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                                       8


      therein, the highest short-term rating from each Rating Agency;

            (d) investments in no-load money market funds having a rating from each Rating Agency rating such fund in its highest investment category (including such funds for which the Trustee or any of its Affiliates is investment manager or advisor); or

            (e) notes or bankers' acceptances (having original maturities of no more than 270 days) issued by any depository institution or trust company described in clause (b) above.

            "Eligible Receivable" shall mean, at any time, unless otherwise specified, each Receivable or portion thereof, satisfying the following criteria:

            (a) as to which, at the time of the Transfer of such Receivable to the Trust, the Transferor or the Trust will have good and marketable title thereto free and clear from any and all Liens except as created hereunder, and which has been the subject of either a valid transfer and assignment from the Transferor to the Trust of all the Transferor's right, title and interest therein (and in the proceeds thereof), or the grant of a first priority perfected "security interest" (within the meaning of the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of the interest in such Receivable created hereunder) therein (and in the proceeds thereof);

            (b) which is not a Defaulted Receivable or a Diluted Receivable;

            (c) which arose in the ordinary course of business of any Originator and is an account receivable representing all or part of the sales price of merchandise or services within the meaning of Section 3(c)(5) of the Investment Company Act, the Obligor of which is primarily liable with respect thereto;

            (d) which is an "account" (within the meaning of Section 9-106 of the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of the interest in such Receivable created hereunder);

            (e) which is denominated and payable only in United States dollars.

            (f) which will at all times be the legal and assignable payment obligation of the Obligor of such Receivable, enforceable against such Obligor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);



                         Pooling and Servicing Agreement
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                                       9


            (g) which was created in compliance with, and which, at the time of the Transfer of such Receivable to the Trust, does not contravene any applicable Requirement of Law, and the Obligor of which is not in violation of any such Requirement of Law with respect to such Receivable;

            (h) which satisfies all applicable requirements of the Muehlstein Credit Policy Manual;

            (i) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable have been duly obtained, effected or given and are in full force and effect;

            (j) which is not subject to any specific waiver or modification except for a Receivable which is subject to a waiver or modification as permitted in accordance with the Muehlstein Credit Policy Manual and which waiver or modification is reflected in the Servicer's records and computer files relating thereto;

            (k) which is not subject to any provision prohibiting the transfer or assignment by any Originator of such payment obligation;

            (l) the payment terms of which do not exceed 120 days after the invoice date and otherwise conform to the provisions of the Muehlstein Credit Policy Manual;

            (m) the Obligor of which is not a Controlled Affiliate of Muehlstein, the Servicer or the Transferor;

            (n) the Obligor of which is not a Governmental Authority;

            (o) the Obligor of which is not a supplier to, or creditor of, any Originator; provided that Receivables of which the Obligor is a supplier to, or creditor of, any Originator shall be "Eligible Receivables" to the extent that the aggregate Outstanding Balance of such Receivables exceeds the maximum amount of such Obligor's right of set-off in respect thereof;

            (p) the Obligor of which has been directed to remit payments with respect thereto to a Muehlstein Post Office Box or a Muehlstein Collection Account;

            (q) the Obligor of which has no more than 10% of all its Receivables 91 days or more past their respective due dates;

            (r) the Obligor of which is not domiciled in a country (other than the United


                         Pooling and Servicing Agreement

      States of America) (i) which has more than 20% of its Country Receivables 91 days or more past their respective due dates, calculated in each case after giving effect to the Receivables of such Obligor or (ii) a national Governmental Authority of which has failed to pay when due any Indebtedness in an aggregate principal amount in excess of $50 million (or the equivalent in any other currency) payable in a currency other than the currency of such country to a Person resident or having a head office or chief place of business outside the territory of such country, or (iii) whose government or central bank shall have prohibited the sale of the currency of such country in exchange for United States dollars or shall have admitted in writing its inability to pay its debts as the same become due or shall have declared a moratorium on the payment of its debts or the debts of any national Governmental Authority of such country or shall have ceased to be a member of the International Monetary Fund or ceased to be eligible to use the resources of the International Monetary Fund;

            (s) the Obligor of which is not domiciled in Cuba, Libya, North Korea, Iran, Iraq, Angola or any other country with respect to which the United States shall have imposed Category I economic sanctions (i.e. under 31 C.F.R. ss. 500.201) under 31 C.F.R. 500 dealing with Foreign Assets Control Regulations; and

            (t) the Obligor of which is not domiciled in a country in Latin America that is a Non-Investment Grade/Non-Rated Country if at such time either (i) the aggregate Outstanding Balance of all Receivables which are 91 days or more past due of Obligors domiciled in all countries in Latin America exceeds 12% of the aggregate Outstanding Balance of all Receivables of all Obligors domiciled in all countries in Latin America (other than any country in Latin America described in subclause (r) above), or (ii) with respect the countries of the Federative Republic of Brazil, the United Mexican States and the Republic of Argentina, all three shall concurrently experience one of the following events: (A) a national Governmental Authority of such country shall have failed to pay when due any Indebtedness in an aggregate principal amount in excess of $50 million (or the equivalent in any other currency) payable in a currency other than the currency of such country to a Person resident or having a head office or chief place of business outside the territory of such country, or (B) the national government or central bank of such country (1) shall have prohibited the sale of the currency of such country in exchange for United States dollars or (2) shall have admitted in writing its inability to pay its debts as the same become due or (3) shall have declared a moratorium on the payment of its debts or the debts of any national Governmental Authority of such country or (4) shall have ceased to be a member of the International Monetary Fund or ceased to be eligible to use the resources of the International Monetary Fund.

            "Eligible Servicer" shall mean Muehlstein, Citibank, N.A., the Trustee or another entity which, at the time of its appointment as Servicer, (a) is servicing a portfolio of


                         Pooling and Servicing Agreement
trade receivables and has demonstrated the ability to service professionally and competently a portfolio of similar trade receivables with reasonable standards of skill and care, (b) is legally qualified and has the capacity to service the Receivables and (c) has been approved by the Enhancement Provider.

            "Enhancement" shall mean, with respect to any Series, any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement or other similar arrangement for the benefit of the Certificateholders of such Series.

            "Enhancement Agreement" shall mean any agreement, instrument or document governing the terms of any Enhancement of any Series or pursuant to which any Enhancement of any Series is issued or outstanding.

            "Enhancement Provider" shall mean, for any Series, the Person identified as such in the applicable Supplement.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, any successor statute, and the regulations promulgated and rulings issued thereunder.

            "ERISA Affiliate" means (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as the Transferor; (ii) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with the Transferor;
(iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as the Transferor, any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) above; and (iv) any other Person which is required to be aggregated with the Transferor pursuant to regulations promulgated under Section 414(o) of the Internal Revenue Code.

            "Expected Final Payment Date" with respect to any Series, shall have the meaning specified in the related Supplement.

            "Fee Letter" shall mean, for each Series, that certain letter entered into by the Transferor and the Program Agent dated the date of the certificate purchase agreement with respect to such Series, as such letter may be modified from time to time in accordance with the terms thereof.

            "Financial Officer" means, with respect to the Transferor, the chief financial officer, treasurer, controller or other officer or member of management of the Transferor with


                         Pooling and Servicing Agreement
significant responsibility for the financial affairs of the Transferor.

            "Floating Allocation Percentage" shall mean, with respect to each Series, the floating allocation percentage specified in the related Supplement; provided, however, that the aggregate of the Floating Allocation Percentages with respect to all outstanding Series shall not exceed 100%.

            "GAAP" shall mean United States generally accepted accounting principles.

            "Government Receivable" shall mean a Receivable with respect to which the Obligor is a Governmental Authority.

            "Governmental Authority" shall mean any country or nation, any political subdivision, state or municipality of such country or nation, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of any country or nation or political subdivision thereof.

            "Indebtedness" shall mean, as applied to any Person, at any time, without duplication, (a) all indebtedness, obligations or other liabilities of such Person (i) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, together with, in each case,any accrued interest, fees and charges relating thereto, (ii) in respect of obligations (A) to redeem, repurchase or exchange for cash any Securities at a fixed or determinable date, at the option of another Person or upon the occurrence of a condition not solely within the control of such Person, as of the time such payment date becomes fixed or determined, such option is exercised or such condition is satisfied, as the case may be, or (B) to pay cash dividends in respect of any stock, (iii) with respect to letters of credit issued for such Person's account, (iv) to pay the deferred purchase price of property or services, except (A) accounts payable and accrued expenses arising in the ordinary course of business and (B) any obligation arising solely in respect of the conversion in the ordinary course of business of any current liability into a long-term obligation in a like amount and bearing interest at a rate not in excess of a market rate of interest, (v) in respect of the lease of any property (whether real, personal or mixed) by such Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person, (vi) which are Accommodation Obligations, (vii) upon which interest charges are customarily paid (including zero coupon instruments but excluding obligations referred to in clauses (iv)(A) or (iv)(B) above) or (viii) under conditional sale or other title retention agreements relating to property purchased by such Person; (b) all indebtedness, obligations or other liabilities of such Person secured by a Lien on any property of such Person, whether or not such indebtedness, obligations or liabilities are assumed by such Person, all as of such time (it being understood that if recourse with respect to such indebtedness, obligations or liabilities is limited to such property, such indebtedness, obligations or other liabilities shall be limited to the fair market value of such property); (c) all indebtedness, obligations or other liabilities of such Person in


                         Pooling and Servicing Agreement
respect of interest rate exchange, swap, collar, future, protection, cap, floor or similar agreements providing interest rate protection and any foreign exchange contract, currency swap agreement or other similar agreement or arrangement, net of liabilities owed to such Person by the counterparties thereon; and (d) all contingent contractual obligations with respect to any of the foregoing.

            "Indemnified Amounts" shall have the meaning specified in Section 7.03.

            "Indemnified Party" shall have the meaning specified in Section
7.03.

            "Independent Public Accountants" means any of (a) Arthur Andersen & Co., (b) Deloitte & Touche LLP, (c) Coopers & Lybrand, (d) Ernst & Young, (e) KPMG Peat Marwick and (f) Price Waterhouse or any of their respective successors so long as such successor is one of the six largest United States accounting firms; provided that such firm is independent with respect to the Servicer within the meaning of the Act.

            "Initial Invested Amount" shall mean, with respect to any Series and for any date, an amount equal to the initial invested amount specified in the related Supplement.

            "Initial Issuance Date" shall mean, with respect to any Series, the "Closing Date" specified in the related Supplement.

            "Insolvency Event" shall mean, with respect to a specified Person,
(a) the commencement of a case in respect of such Person or any substantial part of its property under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the filing of a decree or order by a court having jurisdiction in the premises appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for all or any substantial part of its property, or the ordering of the winding-up or liquidation of such Person's business, and such case, decree or order shall remain unstayed and in effect for a period of 60 consecutive days, or the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) the commencement by such Person or by a Controlled Affiliate of such Person (provided that in the case of Muehlstein or any of its Affiliates, such Controlled Affiliate is domiciled in the United States and has assets which constitute 2.5% or more of the assets of Muehlstein, or is Pegasus Polymers International Inc., Polymers International Financial Corporation, the Transferor or an Originator) of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee for the benefit of creditors, custodian, trustee, sequestrator or similar official for such Person or for all or any substantial part of its property, or the making by such


                         Pooling and Servicing Agreement

Person of any general assignment for the benefit of creditors; or (c) the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Trustee shall have written notice) of its inability to pay its debts generally as they become due.

            "Intercreditor Agreement" shall mean the agreement among Citicorp North America, Inc., the Transferor, Muehlstein, Muehlstein International, Ltd., the Trustee, Citicorp USA, Inc., Citibank Canada, AMBAC Indemnity Corporation and FINOVA Capital Corporation, dated as of the date hereof, as the same may from time to time be amended, modified or otherwise supplemented.

            "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            "Invested Amount" shall mean, with respect to any Series and for any date, an amount equal to the invested amount specified in the related Supplement.

            "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time.

            "Investor Certificate" shall mean any one of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, in substantially the form attached to the related Supplement, other than the Transferor Certificate.

            "Investor Certificateholder" shall mean the Person in whose name an Investor Certificate is registered in the Certificate Register.

            "Investor Collections" shall mean, with respect to each Series, investor collections for such Series specified in the related Supplement.

            "IRS" means the Internal Revenue Service and any Person succeeding to the functions thereof.

            "Knowledge" (and the related term "Know") means, with respect to the Transferor's knowledge, the knowledge of a Responsible Officer of the Transferor.

            "Latin America" shall mean all of North America, Central America and South America except for the United States of America and Canada.

            "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever


                         Pooling and Servicing Agreement
resulting in an encumbrance against real or personal property of a Person, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

            "Loss and Dilution Reserve" shall mean, with respect to any Series, the amount set forth in the related Supplement as the loss and dilution reserve for such Series.

            "Majority in Interest" shall mean the Holders of Certificates evidencing 51% or more of the Aggregate Certificateholders' Interest or, if in respect of any Series, the Holders of Certificates evidencing 51% or more of the aggregate Certificateholders' Interest in such Series or in relation to any Series which has an Enhancement as otherwise specified in the Supplement related to such Series.

            "Mobil Corporation" shall mean Mobil Corporation, a New York corporation.

            "Moody's" shall mean Moody's Investors Service, Inc. or its successor.

            "Muehlstein" shall mean H. Muehlstein & Co., Inc., a New York corporation.

            "Muehlstein Collection Account" shall have the meaning specified in
Section 4.02(b).

            "Muehlstein Collection Account Bank" shall have the meaning specified in Section 4.02(b).

            "Muehlstein Collection Account Letter" shall have the meaning specified in Section 4.02(b).

            "Muehlstein Credit Policy Manual" shall mean those credit and collection policies and practices of the Servicer described in the credit policy and procedures manual, substantially in the form of Exhibit F hereto, in effect on the date hereof relating to Receivables, as the same may be amended or modified from time to time in compliance with Section 3.04(j).

            "Muehlstein International" shall mean Muehlstein International, Ltd., a New York corporation.

            "Muehlstein Post Office Box" shall have the meaning specified in
Section 4.02(b).


                         Pooling and Servicing Agreement

            "Multiemployer Plan" means a multiemployer plan, as defined in
Section 4001(a)(3) of ERISA, to which the Transferor or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made an accrued obligation to make contributions.

            "Multiple Employer Plan" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Transferor or any ERISA Affiliate and at least one Person other than the Transferor and the ERISA Affiliates or (b) was so maintained and in respect of which the Transferor or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

            "Net Receivables Balance"shall mean at any time the Outstanding Balance of all Receivables then included in the Trust Assets which are then Eligible Receivables (whether or not any such Receivable was an Eligible Receivable when acquired or thereafter) reduced, without duplication, in the order set forth below, by

            (i) the aggregate amount by which the Outstanding Balance of all such Eligible Receivables of any Obligor and its Affiliates taken together exceeds the product of (A) the Obligor Concentration Limit for such Obligor multiplied by (B) the Outstanding Balance of all Receivables included in the Trust Assets which are Eligible Receivables at such time, and

            (ii) the aggregate amount by which the Outstanding Balance (net of amounts deducted under clause (i) above) of all such Eligible Receivables of all Obligors domiciled in any country exceeds the product of (A) the Country Concentration Limit for such country multiplied by (B) the Outstanding Balance (net of amounts deducted under clause (i) above) of all Receivables included in the Trust Assets which are Eligible Receivables at such time, and

            (iii) the aggregate amount by which the Outstanding Balance (net of amounts deducted under clauses (i) and (ii) above) of all such Eligible Receivables of all Obligors domiciled in any Non-Investment Grade/Non-Rated Country exceeds the product of (A) the Aggregate Non-Investment Grade/Non-Rated Country Concentration Limit multiplied by
      (B) the Outstanding Balance (net of amounts deducted under clauses (i) and (ii) above) of all Receivables included in the Trust Assets which are Eligible Receivables at such time; and

            (iv) the aggregate amount by which the Outstanding Balance (net of amounts deducted under clauses (i), (ii) and (iii) above) of all such Eligible Receivables the payment of which is supported by a letter of credit exceeds 15% of the Outstanding Balance of all Receivables included in the Trust Assets at such time.


                         Pooling and Servicing Agreement

            "Non-Investment Grade/Non-Rated Country" shall mean any country any class of whose non-credit enhanced long-term senior unsecured debt is not rated by Moody's and S&P or is rated below investment grade by either Moody's or S&P.

            "Obligor" shall mean each Person who is obligated to pay for merchandise or services provided by any Originator which gave rise to a Receivable, including any guarantor of such Person's obligations.

            "Obligor Concentration Limit" shall mean, on any date with respect to any Obligor, the percentage set forth below opposite the Public Debt Rating of such Obligor or such different percentage as shall be selected by the Transferor; provided that the Rating Agency Condition shall have first been satisfied with respect to such different percentage, provided further that in the case of an Obligor with any Affiliate that is also an Obligor, the Concentration Limit shall be applicable as if such Obligor and such Affiliate were one Obligor:

            S&P                     Moody's                 Percentage
            ---                     -------                 ----------
            BBB- or A3 or better    Baa3 or P3 or better       4.0%
            Non-Rated or Other      Non-Rated or Other         2.0%

            "Officer's Certificate" shall mean, unless otherwise specified in this Agreement, a certificate signed by the President, Vice-President, Chief Financial Officer, Secretary- Treasurer, Controller, or Assistant Treasurer of the Transferor, Servicer or any Successor Servicer, or any Responsible Officer of the Trustee in the event the Trustee is acting as Successor Servicer, as the case may be, and delivered to the Trustee, each Rating Agency and any Enhancement Provider.

            "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion (and, with respect to the Originators and the Transferor, may be McDermott, Will & Emery) and who shall be reasonably acceptable to the Trustee.

            "Originator" shall mean Muehlstein, Muehlstein International and any other Person or division of any Person designated from time to time as an Originator pursuant to the terms of both Section 2.07 and the Receivables Purchase Agreements.

            "Outstanding Balance" of any Receivable or designated class of Receivables at any time shall mean the then outstanding principal balance thereof, whether or not written-off as uncollectible, converted to an "instrument" or transferred to a "suspense" account and whether or not payment thereon has been deferred.


                         Pooling and Servicing Agreement

            "Parent Undertaking Agreement" shall mean the agreement among Muehlstein and the Trustee, dated as of the date hereof, governing the terms and conditions upon which Muehlstein shall cause the performance of certain obligations of the Servicer, as the same may from time to time be amended, modified or otherwise supplemented.

            "Partial Amortization Period" shall mean, a period beginning on and including a Pool Non-compliance Date and ending on but excluding the earlier of
(a) the first date thereafter on which the Net Receivables Balance equals or exceeds the Required Net Receivables Balance and (b) the fifth consecutive Business Day following the occurrence of such Pool Non-compliance Date.

            "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

            "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other entity of a similar nature.

            "Plan" means a Single Employer Plan or Multiple Employer Plan.

            "Plan Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) or ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(3) of ERISA); (d) the cessation of operations at a facility of any Originator or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Originator or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adopting of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

            "Pool Non-compliance Date" shall mean any day on which the Net Receivables


                         Pooling and Servicing Agreement

Balance falls below the Required Net Receivables Balance.

            "Principal Terms" shall mean, with respect to any Series: (a) the name or designation; (b) the initial principal amount (or method for calculating such amount); (c) the Certificate Rate (or method for the determination thereof); (d) the payment date or dates and the date or dates from which interest shall accrue; (e) the method for allocating Collections to Investor Certificateholders of such Series; (f) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (g) the issuer and terms or any form of Enhancement with respect thereto; (h) the terms, if any, on which the Investor Certificates of such Series may be exchanged for Investor Certificates of another Series, repurchased or redeemed by the Transferor or remarketed to other investors; (i) the Series Servicing Fee and the Series Trustee's Fee; (j) the Amortization Date and the Termination Date for such Series; and (k) any other terms of such Series.

            "Public Debt Rating" shall mean, as of any date and with respect to any Person or country, the lowest rating that has been most recently announced by either Moody's or S&P, as the case may be, for any class of non-credit enhanced long-term or short-term senior unsecured debt issued by such Person or country, as the case may be.

            "Purchase Price" shall mean, with respect to any Receivable, the purchase price therefor specified in each Receivables Purchase Agreement applicable to such Receivable.

            "Rating Agency" shall mean each such nationally recognized statistical rating organization which has rated any Series of Certificates at the request of the Transferor.

            "Rating Agency Condition" shall mean, with respect to any specified action, that each Rating Agency, upon the written request of the Transferor, the Servicer or the Trustee, shall have notified all of such parties in writing that such action in and of itself will not result in a reduction or withdrawal of the rating of any outstanding Series with respect to which it is a Rating Agency and, in relation to a Series with respect to which an Enhancement is in effect, the Enhancement Provider has given its prior written consent thereto.

            "Receivable" shall mean an account receivable or other indebtedness shown on the records of any Originator as of the Transfer Date, and as of each date from time to time thereafter, arising from the sale or delivery of merchandise or providing of services by any Originator (whether constituting an account, contract right, chattel paper, instrument, general intangible or otherwise) and including without limitation all monies due or to become due (whether as payment of purchase price, interest, finance charges or otherwise) and all Collections and other amounts received or receivable from time to time with respect to such indebtedness and all proceeds (including, without limitation, all cash collections and all "proceeds" as defined in the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of all rights, titles, interests, remedies, powers and privileges


                         Pooling and Servicing Agreement
purported to be transferred by or pursuant to this Agreement) thereof, including, without limitation, all amounts on deposit in any Muehlstein Collection Accounts, and "Receivables" shall mean all such Receivables.

            "Receivables Purchase Agreement" shall mean each of the agreements between either Muehlstein or Muehlstein International, as seller, and the Transferor, as purchaser, dated as of the date hereof which govern terms and conditions upon which the Transferor shall have acquired and shall acquire the Receivables transferred to the Trust, as the same may from time to time be amended, modified or otherwise supplemented.

            "Reconveyed Receivable" shall have the meaning specified in Section 2.04.

            "Record Date" shall mean, with respect to any Distribution Date, the last day of the preceding calendar month.

            "Related Security" means with respect to any Transferor Receivable
(i) all of the Transferor's interest in each Contract related thereto, including all rights pursuant to each such Contract to repossess or receive merchandise relating to the sale which gave rise to such Receivable; (ii) all other Liens and property subject to such Liens from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable and (iii) all guarantees, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise; provided, however, that the foregoing shall not include any inventory of any Originator prior to the sale thereof.

            "Removed Originator" shall have the meaning specified in Section 2.07(b).

            "Required Net Receivables Balance" shall mean, as of any day of determination, the sum of (i) the aggregate of the Loss and Dilution Reserves for all outstanding Series, plus (ii) the aggregate of the Yield/Fee Reserves for all outstanding Series plus (iii) the aggregate of all Invested Amounts for all outstanding Series (computed as if reduced by (A) the aggregate amount of Cure Funds held in the Cure Account for each Series and (B) the cumulative amount of funds held at such time in the Concentration Account as all or a portion of the Trust Partial Amortization Amount allocable to each such Series).

            "Requirement of Law" shall mean any law, treaty, rule or regulation, or final determination of an arbitrator or Governmental Authority, and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.


                         Pooling and Servicing Agreement

            "Responsible Officer" shall mean, (i) when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Managing Director, Vice-President, Assistant Vice-President, Assistant Secretary, Treasurer, Assistant Treasurer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) when used with respect to the Transferor, the Servicer, Muehlstein or Muehlstein International, any of the President, Vice-President, Chief Financial Officer, Secretary-Treasurer, Assistant Secretary or Assistant Treasurer.

            "Revolving Period" shall mean, with respect to any Series, the period specified in the related Supplement.

            "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies.

            "Series" shall mean any series of Investor Certificates.

            "Series Account" shall mean any deposit, trust, escrow, reserve or similar account maintained for the benefit of the Investor Certificateholders of any Series, as specified in any Supplement.

            "Series Allocation Percentage" shall mean, with respect to any Series, the percentage equivalent of a fraction, the numerator of which is the sum of (a) the Invested Amount for such Series (computed as if reduced by (A) the amount of Cure Funds held in the Cure Account for such Series and (B) the cumulative amount of funds held at such time in the Concentration Account allocated to the portion of the Trust Partial Amortization Amount allocable to such Series) plus (b) the Yield/Fee Reserve for such Series, plus (c) the Loss and Dilution Reserve for such Series, and the denominator of which is the aggregate of the amounts specified in clauses (a), (b) and (c) for all outstanding Series.

            "Series Servicing Fee" shall mean, with respect to any Series, the amount of the servicing fee specified in the applicable Supplement.

            "Series Trustee's Fee" shall mean, with respect to any Series, the amount of the Trustee's fee specified in the applicable Supplement.

            "Service Transfer" shall have the meaning specified in Section 10.01

            "Servicer" initially shall mean Muehlstein and, after any Service Transfer, shall mean the Successor Servicer.


                         Pooling and Servicing Agreement

            "Servicer Default" shall have the meaning specified in Section
10.01.

            "Servicing Fee" shall have the meaning specified in Section 3.02(a).

            "Single Employer Plan" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Originator and the ERISA Affiliates or (b) was so maintained and in respect of which any Originator or any other ERISA Affiliate could have liability under
Section 4069 of ERISA in the event such plan has been or were to be terminated.

            "Subordinated Note" shall mean any note issued pursuant to a Receivables Purchase Agreement which evidences a loan for the excess, if any, of the Purchase Price over the actual payment therefor, which loan is deemed to be made by the Seller of the Receivables to the Purchaser.

            "Successor Servicer" shall have the meaning specified in Section 10.02(a).

            "Supplement" shall mean, with respect to any Series, a supplement to this Agreement, executed and delivered in connection with the original issuance of the Investor Certificates of such Series pursuant to Article VI, and all amendments, modifications or supplements to such supplement or this Agreement.

            "Supplemental Certificate" shall have the meaning specified in
Section 6.08(c).

            "Tax Opinion" shall mean, with respect to any action, an Opinion of Counsel who is not an employee of the Servicer or any Affiliate of the Servicer to the effect that, for federal and Connecticut (and any other State where substantial servicing activities in respect of Receivables are conducted by the Transferor or the Servicer if there is a substantial change from present servicing activities) state income and franchise tax purposes, (a) such action will not adversely affect the characterization of the Investor Certificates of any outstanding Series as debt of the Transferor for tax purposes, (b) such action will not cause a taxable event to any Investor Certificateholder, (c) following such action the Trust should not be treated as an association (or publicly traded partnership) taxable as a corporation, (d) in the case of the original issuance of Certificates, either (i) the Investor Certificates will properly be characterized as debt of the Transferor or (ii) the Investor Certificates should properly be characterized as debt of the Transferor, or if not debt, as an interest in a partnership and not in an association taxable as a corporation and (e) in the case of Section 6.08(b), the Investor Certificates of the new Series will properly be characterized as debt of the Transferor.

            "Termination Date" shall mean, with respect to any Series, the termination date specified in the related Supplement.


                         Pooling and Servicing Agreement

            "Termination Notice" shall have the meaning specified in Section 10.01.

            "Transaction Documents" shall mean the collective reference to this Agreement, each Supplement, each Certificate, each Receivables Purchase Agreement, each Enhancement Agreement, the Parent Undertaking Agreement, the Intercreditor Agreement, each certificate purchase agreement and the Fee Letter for each Series.

            "Transfer" shall have the meaning specified in Section 2.01(a), it being understood that the date of Transfer of any Receivable or other Trust Asset shall be (i) for each Receivable and Trust Asset in existence on the Transfer Date, the Transfer Date and (ii) for each other Receivable and Trust Asset, the date on which such Receivable or other Trust Asset shall be created or otherwise arise and, in the case of such Receivable, be acquired by the Transferor under the applicable Receivables Purchase Agreement.

            "Transfer Agent and Registrar" shall have the meaning specified in
Section 6.03(a).

            "Transfer Date" shall mean September 25, 1996, the initial date of Transfer of Receivables into the Trust.

            "Transferor" shall mean Muehlstein Financial Corporation, a Delaware corporation.

            "Transferor Certificate" shall mean the certificate executed by the Transferor and authenticated by or on behalf of the Trustee, in substantially the form of Exhibit A hereto.

            "Transferor Interest" shall have the meaning specified in Section 4.01(a).

            "Transferor Percentage" shall mean at any time 100% minus the aggregate of the Floating Allocation Percentages of all outstanding Series at such time.

            "Transferor Receivable" shall mean a Receivable acquired by the Transferor pursuant to a Receivables Purchase Agreement.

            "Transferor's Account" shall mean the special account designated under the account name "Muehlstein Financial Corporation", being account number 4070-6702 under the dominion and control of the Transferor, for deposits by the Servicer pursuant to the applicable Supplement, maintained at Citibank, N.A. in New York, New York or such other account at such other bank, under the dominion and control of the Transferor, as the Transferor may designate for such purpose from time to time.

            "Trust" shall mean the Muehlstein Trade Receivables Master Trust created by


                         Pooling and Servicing Agreement
this Agreement, the corpus of which shall consist of the Trust Assets.

            "Trust Assets" shall have the meaning specified in Section 2.01(a).

            "Trust Early Amortization Event" shall have the meaning specified in
Section 9.01.

            "Trust Invested Amount" shall mean, at any time, the sum of the Invested Amounts for all outstanding Series at such time.

            "Trust Partial Amortization Amount" shall mean, with respect to any date of determination during a Partial Amortization Period, the amount by which the Net Receivables Balance is less than the Required Net Receivables Balance.

            "Trustee" shall mean Bankers Trust Company, not in its individual capacity but solely in its capacity as trustee on behalf of the Trust, or its successor in interest, or any successor trustee appointed as herein provided.

            "Trustee's Account" with respect to each Series, shall have the meaning specified in the related Supplement.

            "Trustee's Fee" shall have the meaning specified in Section
11.05(a).

            "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any applicable or specified jurisdiction.

            "Undivided Fractional Interest" with respect to each Series, shall have the meaning specified in the related Supplement.

            "Yield/Fee Reserve" shall mean, with respect to each Series, the amount set forth in the related Supplement as the yield/fee reserve for such Series.

            SECTION 1.02. Other Definitional Provisions. (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not completely defined, shall have the respective meanings given to them under GAAP or regulatory accounting principles, as applicable and in effect from time to time. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP or regulatory


                         Pooling and Servicing Agreement
accounting principles, the definitions contained herein shall control.

            (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; the term "including" means "including without limitation".

                                   ARTICLE II

                             TRANSFER OF RECEIVABLES

            SECTION 2.01. Transfer of Receivables. (a) By execution of this Agreement, the Transferor does hereby transfer, assign, set-over and otherwise convey without recourse, except as expressly provided herein (the making of such transfer, assignment, set-over and conveyance being a "Transfer", and so to transfer, assign, set-over and otherwise convey being to "Transfer") to the Trust for the benefit of the Certificateholders:

            (i) all of the Transferor's right, title and interest in, to and under all Transferor Receivables existing at the close of business on the Transfer Date and thereafter created from time to time, and conveyed to the Transferor under the Receivables Purchase Agreements from time to time, until the termination of the Revolving Period of the last outstanding Series, and all monies due or to become due and all Collections in respect of such Transferor Receivables and other amounts received or receivable from time to time with respect to such Transferor Receivables and all proceeds (including, without limitation, "proceeds" as defined in the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of the interest in the Transferor Receivables transferred hereunder) thereof;

            (ii) all of the Transferor's rights, remedies, powers and privileges under the Receivables Purchase Agreements existing at the close of business on the Transfer Date and thereafter created from time to time; and

            (iii) all of the Transferor's right, title and interest in, to and under the Related Security.

Such property described in the preceding sentence, together with all monies from time to time on deposit in, and all Eligible Investments and other securities, instruments and other investments purchased from funds on deposit in, the Concentration Account, the Muehlstein Collection Accounts and any Series Account, and any Enhancement issued with respect to any Series (the drawing on or payment of such Enhancement not being available to


                         Pooling and Servicing Agreement

Certificateholders of any other Series) and all of the Transferor's rights, remedies, powers, and privileges under the Receivables Purchase Agreements shall constitute the assets of the Trust (collectively the "Trust Assets").

            The foregoing Transfer does not constitute and is not intended to result in an assumption by the Trust, the Trustee or any Certificateholder of any obligation of the Servicer, Muehlstein, the Transferor or any other Person in connection with the Receivables or under any Receivables Purchase Agreement or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor. The foregoing Transfer to the Trust is and shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such Transfer shall be construed accordingly.

            The Transferor agrees to record and file from time to time, at its own expense, financing statements and other documents (and amendments thereto, assignments thereof and continuation statements, when applicable) with respect to the Receivables and the other Trust Assets now existing and hereafter created meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Transfers of the Receivables and the other Trust Assets to the Trust, and to deliver a file- stamped copy of any such financing statement or other document or other evidence of such filing to the Trustee on or prior to the Transfer Date. The Trustee shall be under no obligation whatsoever to file any such financing statements, documents, amendments, assignments or continuation statements or to make any other filing under the UCC in connection with such Transfer or to monitor the status of the perfection evidenced by such filings.

            The Servicer and the Transferor further agree, at their own expense, on or prior to the Transfer Date to mark their computer records in a manner reasonably calculated to indicate that the Trust Assets have been conveyed, in the case of any Originator, to the Transferor in accordance with the Receivables Purchase Agreements and, in the case of the Transferor, to the Trust in accordance with this Agreement for the benefit of the Certificateholders.

            (b) The Trustee agrees to use its best efforts, and shall cause its agents or representatives to use their best efforts, to hold in confidence all Confidential Information; provided that nothing herein shall prevent the Trustee from delivering copies of any financial statements and other documents constituting Confidential Information, or disclosing any other Confidential Information, (i) to a Successor Servicer or as required by a Requirement of Law applicable to the Trustee, (ii) as required in the performance of the Trustee's duties hereunder, (iii) as required in enforcing the rights of the Certificateholders hereunder, (iv) to each Enhancement Provider, (v) as provided in any Supplement or (vi) to any affiliate, independent or internal auditor, agent, employee or attorney of the Trustee having a need to know the same, provided that the Trustee advises such recipient of the confidential nature of the information being disclosed and each such recipient agrees to be bound by the terms of this


                         Pooling and Servicing Agreement

Section. The Trustee will allow the Transferor to inspect the Trustee's security and confidentiality arrangements upon prior written notice from time to time during normal business hours and agrees to provide reasonable advance notice to the Transferor of any permitted disclosure. The Trustee shall provide reasonable prior written notice to the Transferor whenever any disclosure not otherwise permitted by this Section 2.01(b) is to be made.

            SECTION 2.02. Acceptance by Trustee. (a) There is hereby created the Muehlstein Trade Receivables Master Trust. The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest in and to the Trust Assets now existing and hereafter created and transferred to the Trust pursuant to Section 2.01 and the Trustee declares that it shall maintain such right, title and interest upon the trust herein set forth for the benefit of all Certificateholders.

            (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust or to transfer or place Liens on Trust Assets other than as contemplated in this Agreement.

            (c) The Trustee is hereby authorized and directed to execute and deliver to the other parties thereto each Transaction Document to which the Trustee is a party.

            SECTION 2.03. Representations and Warranties of the Transferor Relating to the Transferor. The Transferor hereby represents and warrants to the Trustee for the benefit of the Trust as of the date hereof and, by accepting on the Transfer Date the proceeds of such Transfer, as of the Transfer Date and, with respect to any Series, as of the date of the related Supplement and the related Initial Issuance Date, unless otherwise stated in such Supplement, that:

            (a) Organization and Good Standing. The Transferor is a corporation duly organized and validly existing under the laws of the State of Delaware and has full power, authority and legal right to own and convey its properties and conduct its business as presently owned or conducted, to execute, deliver and perform its obligations under this Agreement and the Receivables Purchase Agreements, and to execute and deliver the Certificates to the Trustee pursuant hereto.

            (b) Due Qualification. The Transferor is duly qualified to do business and has obtained all necessary licenses or approvals in each jurisdiction in which failure to so qualify or to obtain such licenses or approvals could have a material adverse effect on the Transferor's ability to perform its obligations hereunder, under the applicable Supplement or under the Receivables Purchase Agreements.

            (c) Due Authorization. The execution, delivery and performance of this


                         Pooling and Servicing Agreement

      Agreement, the applicable Supplement and the Receivables Purchase Agreements by the Transferor, the execution and delivery by the Transferor to the Trustee of the Certificates, and the consummation by the Transferor of the transactions contemplated by this Agreement, the applicable Supplement and the Receivables Purchase Agreements, have been duly and validly authorized by all necessary action on the part of the Transferor, and this Agreement and the other agreements and instruments executed or to be executed in connection herewith have been duly executed and delivered on behalf of the Transferor.

            (d) Enforceability. Each of this Agreement, the applicable Supplement and the Receivables Purchase Agreements constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now or hereafter in effect, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity). Each of the Receivables Purchase Agreements is in full force and effect, and is not subject, as to any party thereto, to any specific dispute, offset, counterclaim or defense of such party.

            (e) No Conflict. The Transferor's execution and delivery of this Agreement, any Supplement, the Receivables Purchase Agreements and the Certificates, performance of the transactions contemplated by this Agreement, any Supplement and the Receivables Purchase Agreements, and fulfillment of the terms hereof applicable to the Transferor, do not contravene (1) the Transferor's articles of incorporation, (2) conflict with or violate any Requirement of Law applicable to the Transferor, violate any provision of, or require any filing (except for the filings under the UCC required hereof, each of which has been or is being duly made and will be in full force and effect on the applicable Initial Issuance Date), registration, consent or approval under, any Requirement of Law presently in effect having applicability to the Transferor, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect, (3) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or its properties or assets are bound, or (4) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Transferor other than as specifically contemplated by this Agreement.

            (f) No Proceedings. There are no proceedings, injunctions, writs, restraining orders or other orders or investigations pending or, to the best knowledge of the Transferor, threatened against the Transferor before any Governmental Authority.



                         Pooling and Servicing Agreement

            (g) Consents. No authorization, consent, license, order or approval of, registration or declaration with, any Person or Governmental Authority is required to be obtained, effected or given by the Transferor in connection with the execution and delivery of this Agreement, the applicable Supplement, the Receivables Purchase Agreements, the transfer of the Trust Assets and the Certificates to the Trust by the Transferor or the performance of its obligations under this Agreement, the applicable Supplement and the Receivables Purchase Agreements or the transactions contemplated hereby and thereby and the fulfillment by the Transferor of the terms hereof, except for (i) authorizations, consents, licenses, orders, approvals and the filing of the financing statements or other documents required to have been filed on or prior to the Transfer Date pursuant to Section 2.01, all of which were so obtained or filed and are in full force and effect, and (ii) the filing from time to time of any amendments, assignments or continuation statements which may become applicable pursuant to Section 2.01.

            (h) Liens on Properties. Except as created hereby, and except for Liens that will be terminated prior to the Transfer Date, there are no Liens of any nature whatsoever on any Receivable. The Transferor is not a party to any contract, agreement, lease or instrument (other than this Agreement or as contemplated by this Agreement) the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of any Lien on any Receivable, or otherwise result in a violation of this Agreement.

            (i) Contractual Obligations. (i) The Transferor is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument, or subject to any Requirement of Law, that would have an adverse effect on the ability of the Transferor to carry out its obligations under this Agreement or any Transaction Documents to which it is a party, and (ii) neither the Transferor nor, to the best knowledge of the Transferor, any other party is in default in any respect under or with respect to the Receivables Purchase Agreements or any other contract, agreement, lease or instrument to which the Transferor is a party.

            (j) Investment Company Act. The Transferor is not an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, or a company controlled by, an "investment company", within the meaning of and as such terms are defined in the Investment Company Act.

            (k) Locations. The chief place of business and chief executive office of the Transferor, and the office where the Transferor keeps the originals of its books, records and documents regarding the Receivables and the other Trust Assets of the Transferor are located at the address of the Transferor specified in Section 13.04. The Transferor maintains no other business locations.



                         Pooling and Servicing Agreement

            (l) Tradenames. The legal name of the Transferor is as set forth on the signature page of this Agreement and the Transferor has no tradenames, fictitious names, assumed names or "doing business as" names.

            (m) Subsidiaries. The Transferor has no subsidiaries.

            (n) Accuracy of Information. Each certificate, information, exhibit, financial statement, document, book, record or report furnished by the Transferor to the Trustee, any Enhancement Provider or the Servicer in connection with this Agreement is accurate in all material respects as of its date.

            (o) Solvency. The Transferor is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement; the Transferor is currently repaying all of its indebtedness as such indebtedness becomes due; and, after giving effect to the transactions contemplated by this Agreement, the Transferor will have adequate capital to conduct its business as presently conducted and as contemplated by this Agreement.

            (p) Compliance. The Transferor has complied, and will comply on each Initial Issuance Date, (i) with each Requirement of Law with respect to all Receivables transferred to the Trust hereunder and the Contracts related thereto and (ii) in all material respects, with each Requirement of Law with respect to its business or properties.

            (q) Taxes. The Transferor has filed all tax returns (federal, state and local) which it reasonably believes are required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges due from the Transferor or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings as to which adequate reserves are being maintained and no lien with respect thereto has attached to its property and become enforceable against its other creditors. The Transferor knows of no reasonable basis for any additional tax assessment for any fiscal year for which adequate reserves have not been established.

            (r) Use of Proceeds. No proceeds of the issuance of any Certificate will be used by the Transferor to acquire any security in a transaction that is subject to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, or to purchase or carry any margin security in violation of any applicable law or regulation.

            (s) Muehlstein Collection Accounts. The Muehlstein Collection Account Banks are the only institutions holding Muehlstein Collection Accounts for the receipt of payments from Muehlstein Post-Office Boxes in respect of Receivables (subject to


                         Pooling and Servicing Agreement
      such changes as may be made from time to time in accordance with Section 4.02(b)), and all Obligors, and only such Obligors, have been instructed or, upon the creation of Receivables, will be instructed to make payments only to Muehlstein Collection Accounts and such instructions have not been modified or revoked by the Transferor and such instructions that have been given are in full force and effect.

            (t) Trust Early Amortization Event. As of the Initial Issuance Date for any Series, no Trust Early Amortization Event and no condition that with the giving of notice and/or the passage of time would constitute a Trust Early Amortization Event, has occurred and is continuing.

            (u) ERISA. No Plan has any accumulated funding deficiency, as defined in Section 3.02(q) of ERISA, whether or not waived. The Transferor and each ERISA Affiliate has timely made all contributions required to be made by it to any Plan. No Plan Event with respect to any Plan has occurred or could reasonably be expected to occur that could result, directly or indirectly, in any Lien being imposed on the property of the Transferor. Neither the Transferor nor any ERISA Affiliate has incurred, or could reasonably be expected to incur, withdrawal liability to, or liability in connection with, the reorganization, termination or insolvency of any Multiemployer Plan.

            (v) Fraudulent Conveyance. The Transferor is not entering into the transactions contemplated hereby with the intent of hindering, delaying or defrauding creditors.

            (x) Limited Purpose. The Transferor engages in no activities other than those contemplated by the Transaction Documents.

            (x) Certificates. Each Certificate, when executed and authenticated by the Trustee in accordance with the terms of Section 6.01 and delivered to and paid for by the Investor Certificateholder pursuant to the related Supplement, will be validly issued and outstanding and entitled to the benefits of this Agreement and the related Supplement.

            The representations and warranties set forth in this Section 2.03 shall survive the Transfer of the Receivables to the Trust and the issuance of the Certificates, and shall cease and be of no effect upon the indefeasible repayment in full of the Invested Amount of the last outstanding Series and all other obligations of the Transferor hereunder. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and to any Enhancement Provider. The Trustee's obligations in respect of any such breach are limited as provided in Section 11.02(g).


                         Pooling and Servicing Agreement

            SECTION 2.04. Representations and Warranties of the Transferor Relating to the Trust Assets. The Transferor hereby represents and warrants to the Trustee, for the benefit of the Trust, as of the date hereof and, by accepting on the Transfer Date the proceeds of such Transfer, as of the Transfer Date and, except for the representation and warranty contained in subparagraph
(j), by accepting on each date during the Revolving Period for any Series the proceeds of each Transfer of Receivables, as of such date, that:

            (a) Valid Transfer. Each of the Receivables Purchase Agreements creates a valid sale, transfer and assignment to the Transferor of, and the Transferor is the legal and beneficial owner of, all right, title and interest of the Originators in and to the Receivables and Related Security now existing and hereafter created during the Revolving Period and the proceeds thereof. This Agreement constitutes a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the Receivables now existing and hereafter created and purchased by the Transferor pursuant to the Receivables Purchase Agreements, and in and to all other Trust Assets and the proceeds thereof and such funds as are required to be deposited pursuant to this Agreement from time to time in the Concentration Account, the Muehlstein Collection Accounts and any Series Account, or, if this Agreement does not constitute such a transfer and assignment, constitutes a valid grant to the Trust of a first priority perfected "security interest" (as defined in the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of the interest in the Receivables and other Trust Assets created hereunder) in all right, title and interest of the Transferor in and to the Receivables now existing and hereafter created and purchased by the Transferor pursuant to the Receivables Purchase Agreements, and in and to all other Trust Assets and the proceeds thereof which, in the case of existing Receivables and the other existing Trust Assets and the proceeds thereof, is enforceable (except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now or hereafter in effect, and except as such enforceability may be limited by general principles of equity, whether considered in a suit at law or in equity) by the Trustee upon execution and delivery of this Agreement, and which, in the case of the Receivables and all other Trust Assets hereafter created and the proceeds thereof, will be enforceable (except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now or hereafter in effect, and except as such enforceability may be limited by general principles of equity, whether considered in a suit at law or in equity) by the Trustee upon such creation. Upon the filing of the appropriate financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof and payment therefor, the Trust shall have an ownership or first priority perfected security interest in those Trust Assets (except for perfection outside of Connecticut in respect of returned merchandise) and the proceeds thereof in which a


                         Pooling and Servicing Agreement
      security interest may be perfected by filing appropriate financing statements. The Transferor has caused the Servicer to clearly and unambiguously mark all its computer records and all its microfiche storage files, if any, in a manner reasonably calculated to indicate that the Trust Assets are the property of the Trust and shall cause the Servicer to maintain such records in a manner such that the Trust's perfected first priority interest in the Receivables shall not be adversely affected.

            (b) No Claim or Interest. Except as otherwise provided in this Agreement or any applicable Supplement, neither the Transferor nor any Person claiming through or under the Transferor has any claim to or interest in the Concentration Account, the Muehlstein Collection Accounts or any Series Account. Each Receivable and the Collections with respect thereto has been or will be transferred to the Trust free and clear of any adverse claim or interest of any other Person (other than disputes with Obligors in the ordinary course of business or in connection with an Insolvency Event of the related Obligor) not holding through the Trust.

            (c) Outstanding Balance; Net Receivables Balance. As of the Initial Issuance Date for any Series, the Net Receivables Balance is at least equal to the Required Net Receivables Balance.

            (d) Liens. Each Receivable and all other Trust Assets have been Transferred to the Trust free and clear of any Lien except as created hereby or by the Receivables Purchase Agreements.

            (e) Eligibility. Each Receivable was purchased in accordance with the terms of the Receivables Purchase Agreements and each Receivable that was classified as an "Eligible Receivable" by the Transferor in any document or report delivered hereunder satisfied, at the time of such classification, the requirements of eligibility contained in the definition of Eligible Receivable.

            (f) Investment Company Act. Each Transfer of Receivables to the Trust hereunder constitutes a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise or services within the meaning of Section 3(c)(5) of the Investment Company Act.

            (g) Collection Accounts and Post Office Boxes. The Muehlstein Collection Account Banks are the only institutions holding Muehlstein Collection Accounts for the receipt of payments from Muehlstein Post Office Boxes in respect of Receivables (subject to such changes as may be made from time to time in accordance herewith) and all Obligors, and only such Obligors, have been instructed or, upon the creation of Receivables, will be instructed to make payments only to Muehlstein Collection


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
                                       34


      Accounts and such instructions have not been modified or revoked by the Transferor and such instructions that have been given are in full force and effect.

            (h) No Rescission. Neither any Receivable transferred hereunder nor any Contract giving rise to any such Receivable has been satisfied, subordinated or rescinded or, except as disclosed in writing to the Trustee or otherwise permitted hereunder, amended in any manner and such Receivables have not, except as permitted hereunder, been compromised, adjusted, extended, satisfied, subordinated, rescinded or modified.

            (i) No Payment. The Transferor has no knowledge of any fact which would lead it to reasonably expect that, when billed, any Receivable transferred hereunder would not be paid in accordance with its terms when due.

            (j) Offering of Certificates. Neither the Transferor nor any agent acting on its behalf has, directly or indirectly, offered any Certificate or any similar security of the Transferor for sale to, or solicited any offer to buy any Certificate or any similar security of the Transferor from, or otherwise approached or negotiated with respect thereto, with any Person which, and neither the Transferor nor any agent acting on its behalf has taken or will take any action which, would subject the issuance or sale of any Certificate to the provisions of Section 5 of the Act or to the qualification provisions of any securities or blue sky law of any applicable jurisdiction.

            In the event of a breach with respect to any Receivable of the representation and warranty set forth in Section 2.04(e) on the date of Transfer for such Receivable (a) which cannot be cured by the Business Day following the first day on which a Responsible Officer of the Transferor has knowledge thereof and (b) which causes the Net Receivables Balance to be less than the Required Net Receivables Balance, the Transferor shall repurchase such Receivable (a "Reconveyed Receivable") from the Trust such that the payment for such Reconveyed Receivable is sufficient to cause the Net Receivables Balance to be equal to or greater than the Required Net Receivables Balance. The Servicer shall deduct the unpaid balance of such Reconveyed Receivable from the balance of Eligible Receivables in the Trust and on and after the date of such removal, such Reconveyed Receivable shall not be included in the calculation of the Net Receivables Balance. As payment for such Reconveyed Receivable, the Transferor shall make or cause to be made a deposit in the Cure Account of each outstanding Series in immediately available funds in an amount equal to the ratable share for such Series (determined pursuant to Section 4.03) of the aggregate of the unpaid principal balance of such Reconveyed Receivable. The Transferor shall make such deposits, or cause such deposits to be made, by the close of business on the Business Day following the day a Responsible Officer of the Transferor obtains knowledge of the existence of such Reconveyed Receivable. Such deposits shall be considered payment in full for such Reconveyed Receivable during the Collection Period in which such payment occurs. Upon the written


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                                       35


instruction of the Servicer, Collections related to Reconveyed Receivables shall be withdrawn from the Cure Account and deposited by the Trustee to the Transferor Account. At the option and expense of the Servicer or the Transferor, the Trustee shall execute such documents and instruments of transfer or assignment as shall be prepared by the Transferor or the Servicer, and shall take such other actions as shall reasonably be requested by the Transferor, to effect the removal of such Reconveyed Receivable from the Trust pursuant to this paragraph. Upon removal of a Reconveyed Receivable from the Trust, the Trustee shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to or upon the order of the Transferor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Reconveyed Receivable and Collections with respect thereto and all proceeds thereof. The obligation of the Transferor set forth in this paragraph shall constitute the sole remedy respecting any breach of the representations and warranties set forth in this Section 2.04(e) made on the date of Transfer of and with respect to such Receivable available to the Investor Certificateholders (or the Trustee on behalf of the Investor Certificateholders) or any other Indemnified Party.

            The representations and warranties set forth in this Section 2.04 shall survive the Transfer of the Receivables to the Trust and the issuance of the Certificates, and shall cease and be of no effect upon the indefeasible repayment in full of the Invested Amount of the last outstanding Series and all other obligations of the Transferor hereunder. Upon discovery by the Transferor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and to any Enhancement Provider. The Trustee's obligations in respect of any such breach are limited as provided in Section 11.02(g).

            SECTION 2.05. Affirmative Covenants of the Transferor. The Transferor hereby covenants and agrees that, until termination of the Trust:

            (a) Compliance with Law. The Transferor shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables, will maintain in effect all qualifications required under Requirement of Law in order to properly purchase and convey the Receivables and other Trust Assets to the Trust and will comply in all respects with all Requirements of Law applicable to the Transferor, its business and properties and the Trust Assets, where failure to so comply would have an adverse effect on the Trust Assets or the ability of the Transferor to perform its obligations hereunder or under the Receivables Purchase Agreements.

            (b) Preservation of Legal Existence. The Transferor will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in each jurisdiction where the failure to maintain such qualification could materially adversely affect (i) the interests of the Trustee or of the Investor Certificateholders hereunder or in the Trust Assets, (ii) the


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
                                       36


      collectibility of any Receivable or (iii) the ability of the Transferor or the Servicer to perform its obligations hereunder or under the Receivables Purchase Agreements.

            The Transferor shall provide to the Trustee access to the documentation regarding the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of Certificateholders or by applicable statutes or regulations to review such documentation, such access being afforded without charge and at the sole cost of the Transferor but only (i) upon reasonable written request, (ii) during normal business hours, (iii) subject to the Transferor's normal security and confidentiality procedures and (iv) at reasonably accessible offices in the continental United States designated by the Transferor.

            (c) Keeping of Records and Books of Account. The Transferor will (i) keep proper books of record and account, which shall be maintained or caused to be maintained by the Transferor and shall be separate and apart from those of any Affiliate of the Transferor, in which full and correct entries shall be made of all financial transactions and the assets and business of the Transferor in accordance with generally accepted accounting principles consistently applied, (ii) maintain and implement administrative and operating procedures (including, without limitation, the ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and (iii) keep and maintain all documents, books, records and other information necessary or reasonably advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

            (d) Location of Records. The Transferor will keep its chief place of business, chief executive office and the office where it keeps the books, records and documents regarding the Receivables and the other Trust Assets at the address of the Transferor referred to in Section 13.04; provided, however, that the Transferor may change any such address if the Transferor delivers to the Trustee (i) written notice of such change at least 30 days prior to the effective date thereof, and (ii) prior to the effective date thereof, an Opinion of Counsel, in form and substance satisfactory to the Trustee, as to such organization and the Transferor's valid existence and good standing and the continued perfection of the interests of the Trustee in and to the Receivables and other Trust Assets conveyed hereby (to the same extent as such interest was perfected or required hereby to be perfected on the Transfer Date with respect to the Receivables then owned by the Transferor) and (ii) such financing statements (Forms UCC-1 and UCC-3) executed by the Transferor required to reflect such change, together with such documents and instruments required in connection therewith to monitor the continued perfection of the interests of the Trustee.


                         Pooling and Servicing Agreement

            (e) Maintenance of Separate Directors. The Transferor will maintain at least two independent directors who are not officers, directors, shareholders (holding, with respect to Mobil Corporation only, more than a 1% interest in) or employees of (i) Muehlstein, the Transferor or Mobil Corporation or (ii) any Affiliate of Muehlstein, the Transferor or Mobil Corporation, or a parent, child, spouse or sibling of any such Person; provided, however, that if either such independent director dies or resigns, the Transferor shall have 30 Business Days to replace that Person with another independent director. The Transferor will not, without the consent of the two independent directors, acquiesce, petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Transferor.

            (f) Payment of Taxes, Etc. The Transferor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon it or any Trust Asset, or in respect of its income or profits therefrom, and any and all claims of any kind, except that no such amount need be paid if
      (i) such nonpayment could not reasonably be expected to subject any Indemnified Party to civil or criminal penalty or liability or involve any risk of the sale, forfeiture or loss of any of the property, rights or interests covered hereunder or under any Supplement or under any Receivables Purchase Agreement and (ii) the charge or levy is being contested in good faith through appropriate proceedings as to which adequate reserves are being maintained and no Lien with respect thereto has attached to its property and become enforceable against its creditors.

            (g) Reporting Requirements. The Transferor will:

                  (i) within one Business Day after a Responsible Officer of the
            Transferor obtains knowledge of the occurrence of any Trust Early Amortization Event, the commencement of a Partial Amortization Period or Cure Period or any event which, with the giving of notice or lapse of time or both, would constitute a Trust Early Amortization Event, notify (either orally or in writing) the Trustee of such occurrence;

                  (ii) as soon as possible and in any event (A) within three
            Business Days after a Responsible Officer of the Transferor obtains knowledge of the occurrence of any Trust Early Amortization Event, the commencement of a Partial Amortization Period or Cure Period, or any event which, with the giving of notice or lapse of time or both, would constitute a Trust Early Amortization Event, furnish to the Trustee, each Rating Agency and each Enhancement


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
                                       38


            Provider the written statement of a Responsible Officer setting forth details of such Trust Early Amortization Event, the commencement of such Partial Amortization Period or Cure Period or such event and the action which the Transferor has taken and proposes to take with respect thereto, and (B) within three Business Days after a Responsible Officer obtains knowledge thereof, give written notice to the Trustee, each Rating Agency and each Enhancement Provider of any other event, development or information which is reasonably likely to materially and adversely affect the ability of the Transferor to perform its obligations under this Agreement or the Receivables Purchase Agreements;

                  (iii) promptly, from time to time, furnish to the Trustee such other information, documents, records or reports regarding the Receivables, the other Trust Assets or the condition or operations, financial or otherwise, of the Transferor as the Trustee may from time to time reasonably request;

                  (iv) within thirty (30) days after the end of each fiscal
            month in each Fiscal Year, deliver to the Trustee, each Rating Agency and each Enhancement Provider the consolidated balance sheets of the Transferor and its Subsidiaries as at the end of such period and the related consolidated statements of income and cash flow of the Transferor and its Subsidiaries for such fiscal month and for the period from the beginning of the then current Fiscal Year to the end of such fiscal month, and for the corresponding period during the previous Fiscal Year, and a comparison of the statement of the year to date earnings and cash flow to the corresponding statement for the corresponding period from the previous Fiscal Year certified by a Financial Officer of the Transferor as fairly presenting the consolidated financial position of the Transferor and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP, subject to normal year end adjustments;

                  (v) within ninety (90) days after the end of each Fiscal Year deliver to the Trustee and each Rating Agency audited consolidated financial statements of the Transferor and its Subsidiaries reported on by independent certified public accountants of recognized national standing acceptable to the Majority in Interest, which report shall be unqualified (or, if qualified, only as to non-material matters) and shall state that such financial statements fairly present the consolidated financial position of the Transferor and its Subsidiaries as at the dates indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which such independent certified public accountants shall concur and which shall have been disclosed in the notes to the financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; and


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
                                       39


                  (vi) as soon as possible and in any event within 30 days after a Responsible Officer of the Transferor obtains knowledge that one of the following events has occurred or is reasonably expected to occur: (i) the occurrence of any Plan Event with respect to any Plan or (ii) the withdrawal by the Transferor or any of its ERISA Affiliates from, or the termination, reorganization or insolvency of, any Multiemployer Plan.

            (h) Receivables Purchase Agreements. The Transferor will at its expense timely perform and comply with all provisions, covenants and other promises required to be observed by it under the Receivables Purchase Agreements, maintain the Receivables Purchase Agreements in full force and effect, enforce its rights under the Receivables Purchase Agreements substantially in accordance with the terms thereof and comply with its obligations under all contracts and invoices giving rise to Receivables. The Transferor shall, within one Business Day after a Responsible Officer obtains knowledge of the occurrence of any Termination Event or any event which, with the giving of notice or lapse of time or both, would constitute a Termination Event, notify the Trustee in writing of such occurrence. The Transferor shall promptly furnish to the Trustee copies of any notices, reports or certificates given or delivered to the Transferor under the Receivables Purchase Agreements.

            (i) UCC Opinion. The Transferor shall deliver to the Trustee within 90 days after the end of each fiscal year, beginning with December 31, 1997, an Opinion of Counsel to the Transferor (who may be counsel employed by the Transferor or an Affiliate of the Transferor), dated as of a date during such 90-day period, substantially to the effect that, in the opinion of such counsel, either (A) such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of financing statements, continuation statements or other instructions or documents as is necessary to continue the perfection of the interests of the Trustee in and to the Receivables conveyed hereby and the other Trust Assets conveyed hereunder (to the same extent as such interest was perfected on the Transfer Date with respect to the Receivables and other Trust Assets then owned by the Transferor) and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given or (B) no such action is necessary to continue the perfection of such interests.

            (j) Further Action. The Transferor shall, from time to time, execute and deliver to the Trustee any instruments, financing or continuation statements or other writings necessary to maintain the perfection or priority of the Trustee's ownership or security interest in the Receivables and the Collections under the UCC or other applicable law. The Transferor shall, from time to time, execute and deliver to the Obligors on the Receivables any bills, statements and letters or other writings necessary to carry out the terms and provisions of this Agreement and to facilitate the collection


                         Pooling and Servicing Agreement
      of the Receivables in a manner consistent with the Muehlstein Credit Policy Manual.

            (k) Special Purpose Covenants. The Transferor shall conduct its affairs in a manner at all times consistent with the assumptions set forth in Parts III through VI, inclusive, of the opinion of Messrs. McDermott, Will & Emery delivered pursuant to Section 3.01(a)(vii) of each of the Receivables Purchase Agreements; provided that any references therein to any agreements shall refer to such agreements as amended, restated, refinanced, supplemented or otherwise modified from time to time.

            SECTION 2.06. Negative Covenants of the Transferor. The Transferor hereby further covenants that, unless it shall have received the written consent of a Majority in Interest of each outstanding Series and the Rating Agency Condition (for which the applicable Enhancement Provider shall not have unreasonably withheld its consent) shall have been satisfied, until termination of the Trust:

            (a) No Liens. Except for the Transfer hereunder the Transferor will not sell, pledge, assign or transfer any Receivable or any interest therein or any other Trust Asset to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Trust Asset or any other property or asset of the Transferor (other than the Transferor Certificate, any Supplemental Certificate and funds deposited to the Transferor's Account pursuant to the applicable Supplement or the Transferor Certificate), whether now existing or hereafter created, or any interest therein, and the Transferor shall defend the right, title and interest of the Trust in and to the Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor.

            (b) Activities of the Transferor. The Transferor will not engage in, enter into or be a party to any business, activity or transaction of any kind other than the businesses, activities and transactions contemplated and authorized by this Agreement or the Receivables Purchase Agreements or any document related hereto or thereto or incidental to its ability to carry out its obligations under such agreements.

            (c) Indebtedness. Except for the Subordinated Notes, the Transferor will not create, incur or assume any Indebtedness (other than Indebtedness related to operating expenses incurred in the performance of or incidental to its obligations under this Agreement which shall not exceed $100,000 per annum) or sell or transfer any Receivable to a trust or other Person which issues securities in respect of any such Receivables, other than as contemplated by the Transaction Documents.

            (d) Guarantees. Except as provided herein, the Transferor will not become or remain liable, directly or indirectly, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than


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
                                       41


      endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

            (e) Investments. The Transferor will not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any of its Affiliates or any other Person except for purchases of Receivables pursuant to the terms of the Receivables Purchase Agreements, investments in Eligible Investments in accordance with the terms of this Agreement and holding the Transferor Certificate.

            (f) Extension or Amendment of Receivables. The Transferor will not extend, amend or otherwise modify (or consent or fail to object to any such extension, amendment or modification by the Servicer), except as permitted in Section 3.01(c), the terms of any Receivable, or amend, modify or waive (or consent or fail to object to any such amendment, modification or waiver by the Servicer) any payment term or condition of any invoice related thereto (other than as provided in the Muehlstein Credit Policy Manual) if the effect of such amendment, modification or waiver would impair the collectibility or delay the payment of any then existing Receivable beyond 120 days from the date of the invoice. The Transferor will not rescind or cancel, or permit the rescission or cancellation of, any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority. Notwithstanding the foregoing provisions of this Section 2.06(f), each of the Transferor and the Servicer may extend, amend, modify, cancel or rescind (and the Transferor need not object to any such action by the Servicer) any Diluted Receivable in connection with a valid dispute; provided, however, that such amendment, modification, cancellation or rescission shall not have a material adverse effect on the interests of any Beneficiary.

            (g) Change in Legal Name. The Transferor will not (i) make any change to its legal name, identity or business structure in any manner or chief executive office or use any trade names, fictitious names, assumed names or "doing business as" names unless, prior to the effective date of any such name change, change in chief executive office, or use, the Transferor delivers to the Trustee such financing statements (Forms UCC-1 and UCC-3) executed by the Transferor required to reflect such name change, change in chief executive office, or use, together with such other documents and instruments required in connection therewith to maintain the continued perfection of the interests of the Trustee, or (ii) change its jurisdiction of organization unless the Trustee shall have received from the Transferor (A) written notice of such change at least 30 days prior to the effective date thereof, and (B) prior to the effective date thereof, an Opinion of Counsel, in form and substance satisfactory to the Trustee, as to such organization and the Transferor's valid existence and good standing and the continued


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
                                       42


      perfection of the interests of the Trustee in and to the Receivables and other Trust Assets conveyed hereby (to the same extent as such interest was perfected on the Transfer Date with respect to the Receivables then owned by the Transferor).

            (h) Receivables Purchase Agreements. The Transferor will not (i) cancel or terminate the Receivables Purchase Agreements or consent to or accept any cancellation or termination thereof, (ii) amend or otherwise modify any term or condition of the Receivables Purchase Agreements or give any consent, waiver or approval thereunder, (iii) waive any default under or breach of the Receivables Purchase Agreements or (iv) take any other action under the Receivables Purchase Agreements not contemplated or required by the terms thereof.

            (i) Organization. The Transferor will not amend its certificate of incorporation or bylaws.

            (j) Maintenance of Separate Existence. The Transferor will not (i) fail to do all things necessary to maintain its existence as a corporation separate and apart from the Servicer, Muehlstein International, Muehlstein, any Affiliate of Muehlstein, and any Affiliate of the Transferor including, without limitation, conducting business correspondence in its own name and maintaining appropriate and separate books, records and financial statements; (ii) suffer any limitation on the authority of its own directors and officers to conduct its business and affairs in accordance with their independent business judgment, or authorize or suffer any Person other than its own directors and officers to act on its behalf with respect to matters (other than matters customarily delegated to others under powers of attorney) for which a corporation's own directors and officers would customarily be responsible;
      (iii) fail to (A) maintain or cause to be maintained by an agent of the Transferor under the Transferor's control physical possession of all its books and records, (B) maintain capitalization adequate for the conduct of its business, (C) account for and manage its liabilities separately from those of any other Person, including, without limitation, payment of all payroll and other administrative expenses and taxes from its own assets,
      (D) segregate and identify separately all of its money and assets from those of any other Person (including, but not limited to, maintaining separate bank accounts in its own name), and (E) maintain offices through which its business is conducted separate from those of the Servicer, Muehlstein International, Muehlstein, any Affiliate of Muehlstein and any Affiliate of the Transferor (provided that, to the extent that the Transferor and any of its Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs and expenses among them, and each such entity shall bear its fair share of such costs and expenses and each such office shall be conspicuously identified as the office of such entity); (iv) commingle its money or other assets with those of the Servicer, Muehlstein International, Muehlstein, any Affiliate of Muehlstein or any Affiliate of the Transferor, or use its funds for other than the Transferor's uses; (v) fail


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                                       43


      to (A) maintain its books, financial statements, accounting records and other business documents and records separate from those of the Servicer, Muehlstein International, Muehlstein and each other Person, (B) act solely in its legal name and through its own authorized officers and agents, (C) make investments directly or by brokers engaged and paid by the Transferor or its agents (provided that if any such agent is an Affiliate of the Transferor it shall be compensated at a fair market rate for its services), (D) separately manage its liabilities from those of the Servicer, Muehlstein International, Muehlstein or any Affiliate of Muehlstein and pay its own liabilities, including all administrative expenses, from its own separate assets (provided that, to the extent the employees of the Transferor participate in pension, insurance and other benefit plans of Muehlstein or any Affiliate thereof, the Transferor will reimburse Muehlstein or such Affiliate, as the case may be, for an appropriate share of the costs thereof), (E) pay from its assets all obligations and indebtedness of any kind incurred by it and (F) abide by all corporate legal formalities, including the maintenance of current corporate records; (vi) assume the liabilities of the Servicer, Muehlstein International, Muehlstein or any Affiliate of Muehlstein; (vii) guarantee the liabilities of the Servicer, Muehlstein International, Muehlstein or any Affiliate of Muehlstein; (viii) be involved in the day-to-day management of the Servicer, Muehlstein International, or Muehlstein; (ix) act as agent of the Servicer, Muehlstein International,
       Muehlstein or any Affiliate of Muehlstein or allow the Servicer, Muehlstein International, Muehlstein or any Affiliate of Muehlstein to act as its agent (other than as Servicer hereunder or pursuant to a contract on terms no less favorable to the Transferor than it would have obtained in a similar contract with a Person not an Affiliate of the Transferor);
      (x) make any advances to the Servicer, Muehlstein International, Muehlstein or any Affiliate of Muehlstein; (xi) have insufficient officers and personnel to conduct its business and operations; (xii) enter into business transactions with any of its Affiliates unless the terms are not more or less favorable to the Transferor than terms and conditions available at the time to the Transferor for comparable transactions with unaffiliated persons and a majority of the board of directors of the Transferor including each director who is an independent director approve the transaction; (xiii) if the Transferor is included within the consolidated financial statements of Muehlstein or any Affiliate thereof, fail to disclose in a note in the financial reports required to be delivered quarterly and annually the existence of the Transferor as a separate legal entity and the participation of the Transferor in the transactions contemplated by the Transaction Documents; or (xiv) fail to establish investment guidelines and criteria by a majority of the board of directors including at least two directors who are independent directors.

            (k) Ownership; Merger. The Transferor will not (i) sell any shares of any class of its capital stock to any Person (other than Muehlstein or any of its Controlled Affiliates), or enter into any transaction of merger or consolidation, or convey or otherwise dispose of all or substantially all of its assets (except as contemplated herein),


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      or (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution), or (iii) acquire or be acquired by any Person, except indirectly in connection with a consolidation or merger of Muehlstein with any of its Controlled Affiliates, in connection with which the Trustee shall have received an Opinion of Counsel, which counsel shall not be an employee of the Transferor, Muehlstein or any of their respective Affiliates, that such consolidation or merger does not affect the separate existence of the Transferor.

            SECTION 2.07. Addition and Removal of Originators. (a) At any time following the Transfer Date, the Transferor may designate any Affiliate of Muehlstein or any division of (1) Muehlstein International, or (2) any other Affiliate of Muehlstein as an Originator (an "Additional Originator"); provided that the following conditions are satisfied: (A) either (i) the average of the aggregate Outstanding Balance of all Receivables generated by such Additional Originator as of the last day of each of the immediately preceding twelve months does not exceed 5% of the average of the aggregate Outstanding Balance of Eligible Receivables owned by the Trust as of the last day of each of such twelve months or (ii) the Rating Agency Condition (for which the applicable Enhancement Provider shall not have unreasonably withheld its consent) shall have been satisfied, (B) such Additional Originator shall be subject to the provisions of the Parent Undertaking Agreement and shall become a party to such Transaction Documents as the Trustee shall reasonably request and (C) Muehlstein International or Muehlstein, as the case may be, shall guarantee all obligations of such Additional Originator pursuant to the Transaction Documents.

            (b) The Transferor may cause any Originator to no longer be designated as an Originator (being a "Removed Originator"), and the Transferor shall cease purchasing Receivables from such Removed Originator, provided that
(i) the average of the aggregate Outstanding Balance of Receivables generated by such Removed Originator as of the last day of each of the immediately preceding twelve months does not exceed 5% of the average of the aggregate Outstanding Balance of Eligible Receivables owned by the Trust as of the last day of each of such twelve months, (ii) the Transferor provides timely written notice of such change in designation to each Rating Agency, (iii) the Rating Agency Condition (for which the applicable Enhancement Provider shall not have unreasonably withheld its consent) shall have been satisfied and (iv) the Transferor shall have delivered to the Trustee and any Enhancement Provider an Officer's Certificate stating that the Transferor reasonably believes that the removal of such Removed Originator will not result in the occurrence of a Trust Early Amortization Event.

            (c) Notwithstanding anything in this Section 2.07 to the contrary, a consent by the Majority in Interest of each outstanding Series to changes in the foregoing subsections (a) and (b) hereof shall be effective only if (i) the Rating Agency Condition (for which the applicable Enhancement Provider shall not have unreasonably withheld its consent) shall be satisfied and (ii) written notice thereof has been given to the Trustee.


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                                       45


                                   ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

            SECTION 3.01. Acceptance of Appointment and Other Matters Relating to the Servicer. (a) Muehlstein agrees to act as the Servicer for the benefit of the Certificateholders under this Agreement (subject to Article X) and the Certificateholders by their acceptance of the Certificates consent to Muehlstein so acting as Servicer.

            (b) The Servicer shall (subject to Article X) enforce its respective rights and interests in, to and under the Receivables and the other Trust Assets on behalf of the Trust. The Servicer shall service, administer and collect the Receivables and, in connection therewith, the Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Muehlstein Credit Policy Manual; provided, however, that in the event the Trustee is acting as Servicer hereunder, it shall service the Receivables in accordance with customary industry standards in effect from time to time.

            (c) Provided that no Trust Early Amortization Event or Servicer Default shall have occurred and be continuing, and no Partial Amortization Period shall have commenced and be continuing, the Servicer may, in accordance with the Muehlstein Credit Policy Manual, extend the maturity, adjust the Outstanding Balance, or otherwise modify the terms of any Defaulted Receivable or amend, modify or waive any payment term or condition of any invoice related thereto, all as it may determine to be appropriate to maximize Collections thereof; provided that, for all purposes hereunder, any such Receivable shall remain a "Defaulted Receivable" in the amount of its Outstanding Balance (without giving effect to any such extension, adjustment, amendment, modification or waiver) until paid in full or charged off as uncollectible.

            (d) The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, subject to the terms and conditions of this Agreement and the applicable Supplement. Without limiting the generality of the foregoing and subject to Section 10.01 and any limitations provided in any Supplement, the Servicer or its designee is hereby authorized and empowered (i) to instruct the Trustee to make withdrawals and payments from the Concentration Account, subject to the limitations set forth in Section 4.02(a) and as otherwise set forth in this Agreement, (ii) to instruct the Trustee to make withdrawals and payments from the Series Accounts, subject to the limitations set forth in the related Supplement and as otherwise set forth in this Agreement,


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                                       46


(iii) to instruct the Trustee to take any action required or permitted under any Enhancement, (iv) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities laws or reporting requirements, and (v) only (A) with the prior consent of a Majority in Interest of each outstanding Series and (B) upon satisfaction of the Rating Agency Condition (for which the applicable Enhancement Provider shall not have unreasonably withheld its consent), to subcontract with any other Person (excluding the Transferor and, so long as Muehlstein shall be the Servicer, any wholly-owned Subsidiary of Muehlstein) (at the Servicer's expense) for servicing, administering or collecting the Receivables; provided that such Person shall not become Servicer hereunder and the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof. The Trustee shall execute any documents furnished by the Servicer which are necessary or appropriate to enable the Servicer to carry out its servicing administrative duties hereunder and acceptable in form and substance to the Trustee. The Trustee shall, upon the written request of the Servicer, furnish the Servicer with any documents then in the Trustee's possession which are necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

            (e) The Servicer shall not, and no Successor Servicer shall be obligated to, use servicing procedures, offices, employees or accounts for servicing the Receivables which differ in any material respect from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other trade receivables or its business in general.

            (f) The relationship of the Servicer (and of any Successor Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor to or with the Trust and shall not be construed to be that of a joint venturer, partner, or agent, such that the acts of the Servicer (or any Successor Servicer) are in any way vicariously attributable to the Trustee in its individual capacity prior to such time as the Trustee may serve as Servicer pursuant to the provisions of Article X.


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                                       47


            SECTION 3.02. Servicing Compensation; Servicer's Expenses. (a) Compensation. As full compensation for its servicing activities hereunder, the Servicer shall be entitled to receive a monthly servicing fee (the "Servicing Fee") for each Collection Period (or portion thereof) from the Initial Issuance Date for each Series until the termination of the Amortization Period, payable in arrears on the Distribution Date with respect to such Collection Period (or portion), in an amount equal to the aggregate of the Series Servicing Fees specified in the Supplements. The Servicing Fee shall be payable only from Investor Collections pursuant to, and subject to the priority of payment set forth in, the Supplements; provided, however, that if the Trustee is appointed Successor Servicer, and Investor Collections are insufficient to pay the Servicing Fee in full, the Trustee may seek payment of the Servicing Fee from Muehlstein under the Parent Undertaking Agreement.

            (b) Expenses. The Servicer's expenses include the Trustee's Fee (to the extent not paid from Collections) and all documented reasonable expenses and liabilities (other than any liability of the Trust with respect to any amount payable solely out of Collections or any personal liability of the Trust to repay the Certificates) of the Trust not expressly stated herein to be for the account of the Certificateholders, including, without limitation, reasonable expenses related to enforcement of the Receivables and the other amounts due to the Trustee pursuant to Section 11.05, the reasonable fees and disbursements of the Independent Public Accountants in connection with this Agreement, any Supplement and the Receivables Purchase Agreements, and other reasonable fees and documented expenses including but not limited to the costs of filing UCC continuation statements; provided that in no event shall the Servicer be liable for any federal, state or local income or franchise tax, or any interest or penalties with respect thereto, assessed on the Trust, the Trustee or the Certificateholders except as expressly provided in Section 7.03(d)(ix). Such expenses shall be payable, first, by the Servicer out of the Servicing Fee, second, to the extent not paid by the Servicer, by the Transferor for its own account, and third, to the extent the Transferor shall fail to pay any of such expenses, by the Servicer for its own account, and the Servicer shall not be entitled to any payment for any such expenses other than the Servicing Fee and reimbursement from the Transferor. In addition, to the extent not paid from the Servicing Fee, the Transferor shall pay for its own account, and, if the Transferor fails to do so, the Servicer will pay, all fees and expenses incurred by or on behalf of the Servicer in connection with its servicing activities hereunder (including, without limitation, expenses related to enforcement of the Receivables and the costs of a Service Transfer) or otherwise in connection herewith (including, without limitation, the fees and expenses set forth above), and the Servicer will not be entitled to any fee or other payment from, or claim on, any of the Trust Assets (other than the Servicing Fee and reimbursement from the Transferor). The Transferor's and Servicer's covenant to pay the expenses and disbursements provided in this Section 3.02(b) shall survive the termination of the Trust.

            SECTION 3.03. Representations and Warranties of the Servicer. Muehlstein, as initial Servicer, hereby represents and warrants, and each Successor Servicer (except for the


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Trustee in such capacity) by acceptance of its appointment hereunder shall represent and warrant, in the case of the initial Servicer as of the date hereof and as of the Transfer Date, and, with respect to any Series, as of the date of the related Supplement and the related Initial Issuance Date or, in the case of any Successor Servicer, the date of such appointment and, with respect to any Series issued after such date, as of the date of the related Supplement and the related Initial Issuance Date, in each case unless otherwise stated in such
Supplement:

            (a) Organization. The Servicer is a corporation duly organized and validly existing under the applicable laws of New York and has full power, authority and legal right to own its properties and conduct its business including its receivables servicing business as such properties are presently owned and as such business is presently conducted and as is proposed to be conducted under the Transaction Documents, and to execute, deliver and perform its obligations under the Transaction Documents.

            (b) Due Qualification. The Servicer is duly qualified to do business (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in each jurisdiction in which the servicing of the Receivables in accordance with the terms of the Transaction Documents requires such qualification, except where failure to so qualify or to obtain such licenses or approvals would not have a material adverse effect upon a Beneficiary or on the Servicer's ability to perform its obligations as Servicer under the Transaction Documents.

            (c) Due Authorization. The Servicer's execution, delivery and performance of the Transaction Documents to which it is a party and the other agreements and instruments executed or to be executed by the Servicer as contemplated hereby or thereby, and the consummation of the transactions contemplated by the Transaction Documents, have been duly and validly authorized by all necessary action on the part of the Servicer.

            (d) Binding Obligation. Each of the Transaction Documents to which it is a party constitutes a legal, valid and binding obligation of the Servicer enforceable against it in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now and hereafter in effect, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

            (e) No Conflict. The Servicer's execution and delivery of the Transaction Documents to which it is a party, performance of the transactions contemplated by the Transaction Documents, and fulfillment of the terms hereof and thereof applicable to the Servicer, do not conflict with or violate any Requirement of Law applicable to the Servicer or solely with respect to the servicing of Receivables, do not conflict with or


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                                       49


      violate in any material respect any Requirement of Law, or conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or its properties are bound.

            (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any Governmental Authority (i) asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability, of the Transaction Documents, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Transaction Documents, or (iii) seeking any determination or ruling that may materially and adversely affect the financial condition or operations of the Servicer and its Subsidiaries taken as a whole or the performance by the Servicer of its obligations under the Transaction Documents.

            (g) No Consents. No authorization, consent, license, order or approval of or registration or declaration with any Person or Governmental Authority is required to be obtained, effected or given by the Servicer in connection with the execution and delivery of the Transaction Documents to which it is a party by the Servicer or the performance of its obligations hereunder and thereunder, except for authorizations, consents, licenses, orders, approvals, registrations and declarations that have been duly obtained, given or made and are in full force and effect.

            (h) Muehlstein Post Office Boxes, Muehlstein Collection Accounts and the Concentration Account. Specified on Schedule 3.03(h) hereto are (i) the Muehlstein Post Office Box numbers, (ii) the names, addresses and ABA numbers of all the Muehlstein Collection Account Banks, together with the account numbers of the Muehlstein Collection Accounts and the name of a contact person at each Muehlstein Collection Account Bank and (iii) the name, address and ABA number of the Concentration Account Bank, together with the account number and the name of a contact person for the Concentration Account.

            (i) Payment Instructions. The Servicer has notified the Obligor on each Receivable to make payments on such Receivable to either one of the Muehlstein Post Office Boxes or one of the Muehlstein Collection Accounts.

            (j) Daily Reports and Determination Date Certificates. Each Daily Report and Determination Date Certificate delivered by the Servicer pursuant to this Agreement shall be true and correct in all material respects as of the date such report or certificate is delivered.


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                                       50


            (k) Servicer Default. No Servicer Default has occurred or is continuing.

            (l) Trust Early Amortization Event. No Trust Early Amortization Event has occurred or is continuing.

            The representations and warranties set forth in this Section 3.03 shall survive the Transfer of the Receivables to the Trust and the issuance of the Certificates, and shall cease and be of no effect upon the indefeasible repayment in full of the Invested Amount of the last outstanding Series and all other obligations of the Transferor hereunder. Upon a discovery by the Transferor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and to each Enhancement Provider, if any. The Trustee's obligations in respect of any such breach are limited as provided in Section 11.02(g).

            SECTION 3.04. Covenants of the Servicer. The Servicer hereby covenants and agrees that, until termination of the Trust:

            (a) Change in Accounts. The Servicer will not (i) make any changes to Schedule 3.03(h) hereto or (ii) amend any instruction to any Obligor or any Muehlstein Collection Account Bank with respect to any Muehlstein Post Office Box or Muehlstein Collection Account or (iii) terminate or substitute any Cure Account, in any case (A) except as otherwise required or permitted pursuant to Section 4.02 or the applicable Supplement and (B) unless the Trustee shall have received written notice of such change, amendment, termination or substitution and executed copies of Muehlstein Collection Account Letters to each new Muehlstein Collection Account Bank.

            (b) Collections. (i) In the event that the Servicer receives any Collections, the Servicer agrees to hold all such Collections in trust and to deposit such Collections to the appropriate Collection Account as soon as practicable, but in no event later than two Business Days after receipt thereof.

            (ii) In the event that any Affiliate of the Servicer receives any Collections, the Servicer agrees to cause such Affiliate to hold all such Collections in trust and to cause such Affiliate to deposit such Collections to the appropriate Collection Account as soon as practicable, but in no event later than five Business Days after receipt thereof.

            (c) Compliance with Requirement of Law. The Servicer will (i) duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable in accordance with the Muehlstein Credit Policy Manual, (ii) maintain in effect all qualifications required under any Requirement of Law in order to service properly each


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                                       51


      Receivable in accordance with the Muehlstein Credit Policy Manual and the Transaction Documents, and (iii) comply in all material respects with all other Requirements of Law in connection with servicing each Receivable.

            (d) Extension or Amendment of Receivables. The Servicer will not extend, amend or otherwise modify (or consent or fail to object to any such extension, amendment or modification by the Transferor), except as permitted in Section 3.01(c), the terms of any Receivable, or amend, modify or waive (or consent or fail to object to any such amendment, modification or waiver by the Transferor) any payment term or condition of any invoice related thereto (other than as provided in the Muehlstein Credit Policy Manual) if the effect of such amendment, modification or waiver would impair the collectibility or delay the payment of any then existing Receivable beyond 120 days from the date of the invoice; provided that the Servicer may extend, amend or otherwise modify the date of payment of any Receivable beyond 120 days from the date of invoice if such extension, amendment or modification is reasonably calculated to enhance the collectibility of such Receivable. The Servicer will not rescind or cancel, or permit the rescission or cancellation of, any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority. Notwithstanding the foregoing provisions of this Section 3.04(d), each of the Servicer and the Transferor may extend, amend, modify, cancel or rescind (and the Servicer need not object to any such action by the Transferor) any Diluted Receivable in connection with a valid dispute; provided, however, that such amendment, modification, cancellation or rescission shall not have a material adverse effect on the interests of any Beneficiary.

            (e) Protection of Certificateholders' Rights. The Servicer will take no action which would impair the rights of any Beneficiary in any Receivable or Trust Asset, except as provided in this Agreement.

            (f) Deposits to Concentration Account, any Muehlstein Collection Account or any Series Account. The Servicer will not deposit or otherwise credit, or cause to be so deposited or credited, or consent or fail to object to any such deposit or credit known to it, cash or cash proceeds other than Collections to the Concentration Account, any Muehlstein Collection Account or any Series Account.

            (g) Receivables Not to Be Evidenced by Promissory Notes. The Servicer will take no action to cause any Receivable to be evidenced by any "instrument" (as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivable created hereunder), except in connection with its enforcement, in which event the Transferor shall deliver such instrument to the Trustee as soon as reasonably practicable but in no event more than three Business Days after execution thereof.


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                                       52


            (h) Reporting Requirements. The Servicer will:

                  (i) furnish to the Trustee within one Business Day after a
            Responsible Officer of the Servicer obtains knowledge of the occurrence of a Servicer Default or an Early Amortization Event, or the commencement of a Partial Amortization Period or Cure Period, or any event which, with the giving of notice or lapse of time or both, would constitute a Servicer Default or Early Amortization Event, notify (either orally or in writing) the Trustee of such occurrence;

                  (ii) as soon as possible and in any event within three
            Business Days after a Responsible Officer of the Servicer obtains knowledge of the occurrence of a Servicer Default or any Early Amortization Event, or the commencement of a Partial Amortization Period or Cure Period, or any event which, with the giving of notice or lapse of time or both, would constitute a Servicer Default or an Early Amortization Event, furnish to the Trustee and to each Enhancement Provider the written statement of a Responsible Officer setting forth details of such Servicer Default or Early Amortization Event, the commencement of such Partial Amortization Period or Cure Period or such event and the action which the Servicer has taken and proposes to take with respect thereto;

                  (iii) as soon as possible and in any event within three
            Business Days after a Responsible Officer of the Servicer obtains knowledge of any other event, development or information which may materially adversely affect the ability of the Servicer to perform its obligations under this Agreement, provide to the Trustee, each Rating Agency and each Enhancement Provider a written statement of a Responsible Officer of the Servicer with regard to such event, development or information;

                  (iv) promptly, from time to time, furnish to the Trustee and each Enhancement Provider such other information, documents, records or reports regarding the Receivables, the other Trust Assets or the condition or operations, financial or otherwise, of the Servicer as the Trustee and each Enhancement Provider may from time to time reasonably request;

                  (v) within thirty (30) days after the end of each fiscal month in each Fiscal Year, deliver to the Trustee, each Rating Agency and each Enhancement Provider the consolidated balance sheets of the Servicer and its Subsidiaries as at the end of such period and the related consolidated statements of income and cash flow of the Servicer and its Subsidiaries for such fiscal month and for the period from the beginning of the then current Fiscal Year to the end of such


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                                       53


            fiscal month, and for the corresponding period during the previous Fiscal Year, and a comparison of the statement of the year to date earnings and cash flow to the corresponding statement for the corresponding period from the previous Fiscal Year, and the most recently prepared forecasted consolidated balance sheet and consolidated statement of earnings and cash flow of the Servicer and its Subsidiaries for and as of the end of such Fiscal Year, and a comparison of the statement of year to date earnings and cash flow to the annual operating plan, certified by a Financial Officer of the Servicer as fairly presenting the consolidated financial position of the Servicer and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP, subject to normal year end adjustments; and

                  (vi) within ninety (90) days after the end of each Fiscal Year deliver to the Trustee, each Rating Agency and each Enhancement Provider audited consolidated financial statements of the Servicer and its Subsidiaries reported on by independent certified public accountants of recognized national standing acceptable to the Majority in Interest, which report shall be unqualified (or, if qualified, only as to non-material matters) and shall state that such financial statements fairly present the consolidated position of the Servicer and its Subsidiaries as at the dates indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which such independent certified public accountants shall concur and which shall have been disclosed in the notes to the financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards.

            The Servicer shall provide to the Trustee access to the documentation regarding the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of Certificateholders or by applicable statutes or regulations to review such documentation, such access being afforded without charge and at the sole cost and expense of the Servicer but only (i) upon reasonable request,
      (ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at reasonably accessible offices in the continental United States designated by the Servicer.

            (i) Filing of Continuation Statements. The Servicer shall prepare and file such continuation statements and any other documents requested by the Trustee, the Transferor or any of the Certificateholders or which may otherwise be required by law to fully preserve and protect the interest of the Trustee, the Transferor or any of the Certificateholders hereunder in and to the Receivables.



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                                       54


            (j) Change the Muehlstein Credit Policy Manual. The Servicer shall comply with and perform its servicing obligations with respect to the Receivables in accordance with the Muehlstein Credit Policy Manual, except insofar as any failure to so comply or perform would not materially adversely affect the Certificateholders. Subject to compliance with all Requirements of Law, the Transferor or the Servicer, as applicable, may change the terms and provisions of the Muehlstein Credit Policy Manual; provided, however, that (i) with respect to a material change of collection policies, the Rating Agency Condition is satisfied with respect thereto and (ii) with respect to a change of collection procedures, no material adverse effect on any Series of Certificate would result.

            (k) Notification of Obligors. The Servicer will notify the Obligor on each Receivable purchased by the Trust on or after the Transfer Date to make payments on such Receivable to one of the Muehlstein Collection Accounts.

            (l) Modification of Systems. The Servicer agrees, promptly after the material replacement or any material modification of any material computer, automation or other operating systems (in respect of hardware or software) used to provide the Servicer's services as Servicer or to make any calculations or reports hereunder, to give written notice of any such material replacement or modification to the Trustee.

            (m) Servicer Business Days. No later than December 1 of each year, the Servicer shall furnish the Trustee with a list of days other than Saturday and Sunday, on which the Servicer shall be closed during the immediately succeeding calendar year, except that with respect to the calendar year 1996, the Servicer shall furnish such list to the Trustee on or before the Transfer Date.

            (n) Keeping of Records and Books of Account. The Servicer shall maintain and implement administrative and operating procedures (including, without limitation, the ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, microfiche, computer records and other information necessary or reasonably advisable for the collection of all the Receivables. Such documents, books, microfiche, and computer records shall reflect all customary facts giving rise to the Receivables, all payments and credits with respect thereto, and the computer records shall be clearly marked to show the interests of the Trust in the Receivables. The Servicer shall hold on behalf of the Trust (to the extent of its interest therein) any document evidencing or securing a Receivable and any Contract related to such Receivable and necessary to the servicing of such Receivable and the collection thereof in accordance with the terms of this Agreement. Such holding by the Servicer shall be in trust and shall be deemed to be the holding thereof by the Trustee for purposes of perfecting the Trust's rights therein


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      as provided in the UCC.

            (o) Maintenance of Insurance. The Servicer shall use its best efforts to maintain with a responsible company, and at its own expense, its current commercial crime insurance (including, without limitation, commercial fraud insurance) as is commercially available at a cost that is not generally regarded as excessive by industry standards, with coverage on all officers, employees or other Persons acting in any capacity requiring such Persons to handle funds, money, documents or papers relating to the Receivables.

Notwithstanding anything herein to the contrary and in accordance with Section 3.01(b), if the Trustee is acting as Successor Servicer hereunder it will not be bound to follow the Muehlstein Credit Policy Manual but shall service the Receivables in accordance with customary industry standards in effect from time to time.

            SECTION 3.05. Reports and Records for the Trustee. (a) Daily Records. On each Business Day, the Servicer shall provide by telecopy to the Trustee, and upon request to any Enhancement Provider and each Investor Certificateholder, the Daily Report and, to the extent not covered in the Daily Report, a record setting forth (i) the Collections in respect of the Receivables processed by the Servicer on the immediately preceding Business Day, (ii) the amount of Eligible Receivables as of the close of business on the immediately preceding Business Day and (iii) the Floating Allocation Percentage for each Series at the close of business on the immediately preceding Business Day.

            (b) Determination Date Certificate. On or before each Determination Date with respect to each outstanding Series, the Servicer shall deliver by telecopy to the Trustee each Rating Agency and each Enhancement Provider and the Trustee shall deliver to each Investor Certificateholder a Determination Date Certificate for such Determination Date.

            SECTION 3.06. Annual Certificate of Servicer. On or before April 30 of each calendar year, beginning with April 30, 1997, the Servicer shall deliver to the Trustee, each Rating Agency and each Enhancement Provider an Officer's Certificate, executed by the chief financial officer of the Servicer, substantially in the form of Exhibit B hereto. A copy of each such certificate will be sent to each Investor Certificateholder by the Trustee.

            SECTION 3.07. Semi-Annual Servicing Report of Independent Public Accountants. Within 90 days after the Transfer Date and on an semi-annual basis on or before March 31 and September 30 of each calendar year, beginning with March 31, 1997, the Servicer shall at the Transferor's expense cause the Independent Public Accountants to furnish a report (addressed to the Trustee) to the Trustee, the Servicer, each Rating Agency and each Enhancement Provider substantially to the effect set forth in Exhibit G; provided, however, that all such Persons and a Majority of all Certificateholders may approve an alternative


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arrangement.

            SECTION 3.08. Tax Treatment. The Transferor has entered into this Agreement, and the Investor Certificates have been (or will be) issued to and acquired by the Investor Certificateholders, with the intention that, for federal, state and local income and franchise tax law purposes, the Investor Certificates will be indebtedness of the Transferor secured by the Receivables. The Transferor, by entering into this Agreement, and each Certificateholder, by the acceptance of its Certificate, agree to treat the Certificates for purposes of federal, state and local income and franchise taxes as indebtedness of the Transferor. Unless either (i) the Trustee or the Servicer shall receive an Opinion of Counsel based on a change in applicable law occurring after the date hereof that the Internal Revenue Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return in accordance with the foregoing, the Transferor agrees that it will report its income for such federal, state and local income or franchise taxes on the basis that it is the owner of the Receivables.

            SECTION 3.09. Notices to Muehlstein. In the event that Muehlstein is no longer acting as Servicer, any Successor Servicer shall deliver or make available to Muehlstein International, Muehlstein and the Transferor each certificate and report required to be delivered thereafter pursuant to Sections 3.05, 3.06 and 3.07.

            SECTION 3.10. Adjustments. If the Servicer makes a mistake with respect to the amount of any Collection and deposits or pays an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Trustee's Account or Transferor's Account or paid to reflect such mistake and send written notice thereof to the Trustee. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.

            SECTION 3.11. Securities and Exchange Commission Filings. For so long as Muehlstein or any of its Affiliates is the Servicer, the Servicer shall deliver or cause to be delivered to the Trustee, the Investor Certificateholders and each Rating Agency copies of each report of Muehlstein, the Transferor, Muehlstein, Muehlstein International and any other Affiliate of Muehlstein which is a party to any Transaction Document filed with the Securities and Exchange Commission on Forms 10-K and 10-Q promptly after any such filing has been made.



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                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

            SECTION 4.01. Rights of Certificateholders. (a) The Investor Certificates shall represent fractional undivided beneficial interests in the Trust (with respect to each Series, the "Certificateholders' Interest"), which shall consist of the right to receive, to the extent necessary to make the required payments with respect to the Investor Certificates of such Series at the times and in the amounts specified in the related Supplement, the portion of Collections allocable to Investor Certificateholders of such Series pursuant to this Agreement and the related Supplement from funds on deposit in the Concentration Account allocable to Certificateholders of such Series and funds on deposit in any related Series Account and funds available pursuant to any related Enhancement (collectively with respect to all Series, the "Aggregate Certificateholders' Interest"), it being understood that the Investor Certificates of any Series shall not represent any interest in any Series Account or Enhancement for the benefit of any other Series. The Transferor Certificate shall represent the fractional undivided beneficial interest in the remainder of the Trust Assets not allocated pursuant to this Agreement or any Supplement to the Aggregate Certificateholders' Interest, including the right to receive Collections with respect to the Receivables and other amounts at the times and in the amounts specified in this Agreement or in any Supplement to be paid to the Holder of the Transferor Certificate (the "Transferor Interest"); provided, however, that the Transferor Certificate shall not represent any interest in the Concentration Account, any Muehlstein Collection Account, any Series Account or any Enhancement, except as specifically provided in this Agreement or any Supplement.

            (b) The Floating Allocation Percentage for each Series, which is the percentage that determines the portion of the Aggregate Certificateholders' Interest allocable to such Series, and the Transferor Percentage, which is the percentage that determines the Transferor Interest, shall be initially computed by the Servicer as of the opening of business of the Servicer on the Initial Issuance Date for the related Series. Thereafter until the commencement of an Amortization Period for a Series, an Early Amortization Period for a Series or the Partial Amortization Period, the Floating Allocation Percentage for each Series and the Transferor Percentage, and through the recomputations thereof the Certificateholders' Interest for each Series and the Transferor Interest, shall be recomputed by the Servicer as of the close of business of the Servicer on each Business Day. Each of the Certificateholders' Interests, the Floating Allocation Percentage for each Series, the Transferor Interest and the Transferor Percentage (i) shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation, if any, shall be made and (ii) as computed as of the close of business of the Servicer on the Business Day immediately preceding the commencement of an Amortization Period for a


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Series, an Early Amortization Period for a Series or a Partial Amortization
Period, shall remain constant at all times during such Amortization Period, Early Amortization Period or such Partial Amortization Period.

            SECTION 4.02. Establishment of Concentration Account and Muehlstein Collection Accounts. (a) Concentration Account. On or prior to the Transfer Date, the Servicer, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an Eligible Institution a segregated trust account accessible by the Trustee (such account being the "Concentration Account" and such institution holding such account being the "Concentration Account Bank"), such account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in and to all funds from time to time on deposit in the Concentration Account and in all proceeds thereof. The Concentration Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Concentration Account for any amount owed to it by the Trustee, the Trust or any Certificateholder. The Servicer shall cause Collections to be deposited into the Concentration Account on each Business Day as promptly as is reasonably practicable after receipt in the Collection Account. The Transferor will require the Originators to deposit any Collections received by any of them into a Muehlstein Collection Account within two Business Days following the Business Day on which such Collections are so received or, if such day is not a Business Day, the next succeeding Business Day. Notwithstanding the foregoing, if and to the extent that funds that are not Collections are deposited into the Concentration Account, the Servicer may direct in writing the Trustee to withdraw such funds from the Concentration Account and deposit them in the related Transferor's Account.

            If, at any time, the institution holding the Concentration Account ceases to be an Eligible Institution, the Servicer, upon obtaining actual knowledge thereof, for the benefit of the Certificateholders, shall within 15 Business Days (i) establish a new Concentration Account meeting the conditions specified above with an Eligible Institution, (ii) transfer any cash and/or any investments held therein or with respect thereto to such new Concentration Account and (iii) in the case of any new Concentration Account, deliver to all Muehlstein Collection Account Banks new Muehlstein Collection Account Letters (with copies thereof to the Trustee) referring to such new Concentration Account, and from the date such new Concentration Account is established, it shall be the "Concentration Account". Pursuant to the authority granted to the Servicer in Section 3.01, the Servicer shall have the power to instruct the Trustee to make withdrawals and payments from the Concentration Account for the purposes of carrying out the Servicer's or the Trustee's duties specified in this Agreement.

            Funds on deposit in the Concentration Account or, in the case of funds on


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deposit on any Deposit Date or Distribution Date, funds required pursuant to the applicable Supplement to be deposited to the Trustee's Account or the Transferor's Account on such date, shall at the direction of the Servicer be invested by the Trustee or the Eligible Institution maintaining such accounts in Eligible Investments as instructed by the Servicer in writing (which may be a standing instruction) (or if not so instructed, then invested by the Trustee or the Eligible Institution maintaining such accounts in any Eligible Investments listed in clause (d) of the definition of Eligible Investments). All such Eligible Investments shall be held by the Trustee or the Eligible Institution maintaining such accounts for the benefit of the Certificateholders. Such funds shall be invested in Eligible Investments that will mature so that funds will be available in amounts sufficient for the Servicer to make each distribution required under the applicable Supplement on the Distribution Date with respect to such Collection Period. Funds deposited in the Concentration Account on a Determination Date with respect to the next following Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) received on funds on deposit in the Concentration Account, to the extent such investment income is not needed to pay the Certificateholders on such Distribution Date, shall be paid to the Transferor, except as otherwise specified in any Supplement. The Trustee is hereby authorized, unless otherwise directed by the Servicer, to effect transactions in Eligible Investments through a capital markets affiliate of the Trustee.

            (b) Muehlstein Collection Accounts. On or prior to the Transfer Date, the Servicer, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained (i) post-office boxes to which Obligors will remit payments with respect to any Receivable (each such post-office box, a "Muehlstein Post Office Box") and (ii) in the name of the Trustee, on behalf of the Trust, with an Eligible Institution, segregated accounts accessible by the Trustee (each such account, a "Muehlstein Collection Account"). Obligors will be directed to remit payments with respect to their Receivables to a Muehlstein Post-Office Box or a Muehlstein Collection Account. The Muehlstein Post Office Boxes and Muehlstein Collection Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders; provided, however, that each Muehlstein Post Office Box shall be accessible by the Trustee for the purpose of transferring Collections to a Muehlstein Collection Account and each Muehlstein Collection Account shall be accessible by the Servicer for the purpose of transferring Collections to the Concentration Account in the manner set forth in Section 4.02(a). Specified on
Schedule 3.03(h) hereto are (i) the Muehlstein Post Office Box numbers, (ii) the names, addresses and ABA numbers of all the Muehlstein Collection Account Banks, together with the account numbers of the Muehlstein Collection Accounts and the name of a contact person at each Muehlstein Collection Account Bank and (iii) the name, address and ABA number of the Concentration Account Bank, together with the account number and the name of a contact person for the Concentration Account. Each Muehlstein Collection Account shall be maintained with documentation and instructions in form and substance satisfactory to the Trustee. Such documentation shall provide, among other things, that available amounts shall be promptly transferred to the Concentration


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Account. The Servicer will not (i) make any changes to Schedule 3.03(h) hereto or (ii) amend any instruction to any Obligor or any Muehlstein Collection Account Bank with respect to any Muehlstein Post Office Box or Muehlstein Collection Account unless the Trustee (if directed to do so by a Majority in Interest of any outstanding Series or, if the related Supplement so provides, the Enhancement Provider for such Series) shall have given its prior consent to such change or amendment and shall have received executed copies of the Muehlstein Collection Account Letters to each new Muehlstein Collection Account Bank.

            The Servicer hereby agrees and acknowledges that (i) it has executed and delivered to the Trustee a letter and executed acknowledgement thereto substantially in the form of Exhibit C hereto (each, a "Muehlstein Collection Account Letter"), addressed to each banking institution with which a Muehlstein Collection Account is maintained (each, a "Muehlstein Collection Account Bank") and (ii) it shall execute and deliver a substantially similar Muehlstein Collection Account Letter prior to the establishment by it of any additional or alternative Muehlstein Collection Account. The Servicer hereby agrees, and the Trustee hereby acknowledges, that the execution and delivery of a Muehlstein Collection Account Letter transfers all right, title and interest in all monies, securities and instruments in the applicable Muehlstein Collection Account to the Trustee. The Servicer agrees to amend Schedule 3.03(h) hereto to reflect any change in the Muehlstein Collection Account Banks and to execute such further documents and take such other actions as may be reasonably requested by the Trustee in order to effect such transfer.

            SECTION 4.03. Allocation of Collections. Collections will be allocated to each Series as specified in the related Supplement, and amounts so allocated to any Series will not, except as specified in the related Supplement, be available to the Investor Certificateholders of any other Series. Allocations thereof between the Certificateholders' Interest and the Transferor Interest, among the Series or to any Enhancement Agreement and to any Enhancement Provider shall be set forth in the related Supplement or Supplements. If, on any day, the sum of the Floating Allocation Percentages for all outstanding Series exceeds 100%, as set forth on the applicable Daily Report, then the aggregate of the Investor Collections for all outstanding Series shall be allocated pro rata among all outstanding Series on the basis of the Series Allocation Percentage for each such Series; provided, however, that if on any day the amount of Investor Collections for any Series is not sufficient to pay the full amount of interest due and payable on such day to the Investor Certificateholders of each Series on such day, then the aggregate of the Investor Collections for all outstanding Series shall be allocated pro rata among all outstanding Series on the basis of a fraction, for each Series, the numerator of which is the Invested Amount of such Series and the denominator of which is the Trust Invested Amount.


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                                    ARTICLE V

                 DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

            SECTION 5.01. Distributions and Reports to Certificateholders. Distributions shall be made to, and reports shall be provided to, Certificateholders as set forth in the applicable Supplement.

                                   ARTICLE VI

                                THE CERTIFICATES

            SECTION 6.01. The Certificates. The Investor Certificates of any Series shall be issued in registered form and shall be in substantially the form set forth as an exhibit to the applicable Supplement and shall upon issue be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Section 6.02. The Investor Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $1,000 in excess thereof (except that one Certificate may be issued in a denomination that includes any residual amount), and shall be issued upon initial issuance as one or more Investor Certificates in an aggregate original principal amount equal to the Initial Invested Amount. The Transferor Certificate shall be a single certificate, substantially in the form of Exhibit A hereto, and shall represent the entire Transferor Interest. Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferor by the President, any Vice President, the Chief Administrative and Credit Officer, Treasurer or the Secretary of the general partner of the Transferor, or by any other officer or assistant officer duly authorized to execute such Certificate on behalf of the Transferor. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Transferor shall not be rendered invalid, notwithstanding that such individual ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificates shall be entitled to any benefit under this Agreement or the applicable Supplement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication in substantially the form provided in Exhibit A hereto executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            SECTION 6.02. Authentication of Certificates. The Trustee shall authenticate


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                                       62


and deliver the Investor Certificates of each Series to, and upon the written order of, the Transferor against payment to the Transferor of the purchase price therefor. The Trustee shall authenticate and deliver the Transferor Certificate to the Transferor simultaneously with its delivery of the first Series of Investor Certificates to be issued hereunder. The Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate), in the case of the Investor Certificates, the Initial Invested Amount, and, in the case of the Transferor Certificate, in the denomination equal to the Transferor Interest from time to time, and together evidencing the entire ownership of the Trust.

            SECTION 6.03. Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at its Corporate Trust Office, such office or agency to be maintained in accordance with the provisions of Section 11.16, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. The Transfer Agent and Registrar shall initially be the Trustee, and any co- transfer agent and co-registrar chosen by the Trustee and acceptable to the Servicer. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context requires otherwise.

            The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days' (60 days' during an Amortization Period) written notice to the Transferor and the Servicer; provided, however, that such resignation shall not be effective and the Trustee shall continue to perform its duties as Transfer Agent and Registrar until the Servicer has appointed a Successor Trustee pursuant to Section 11.07, which Successor Trustee shall act as the successor Transfer Agent and Registrar hereunder.

            Upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates (of the same Series) in authorized denominations of like aggregate Undivided Fractional Interests in the Aggregate Certificateholders' Interest.

            At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates (of the same Series) in authorized denominations of like aggregate Undivided Fractional Interests in the Certificateholders' Interest, upon surrender of the Investor Certificates to be exchanged at any such office or agency. Whenever any Investor Certificates are so surrendered for exchange, the Transferor shall execute, and the Trustee shall authenticate and deliver, the Investor Certificates which the Certificateholder making the exchange is entitled to receive.


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            Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee or the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in writing. Each Holder must satisfy all transfer restrictions set forth in the Certificates.

            Each Investor Certificate shall be registered at all times as herein provided, and any transfer or exchange of such Investor Certificate will be valid for purposes hereunder only upon registration of such transfer or exchange by the Trustee or the Transfer Agent and Registrar as provided herein. Payments on any Distribution Date shall be made to Holders of record on the immediately preceding Record Date.

            No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar or any co-transfer agent and co-registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

            All Investor Certificates surrendered for registration of transfer or exchange, or for payment, shall be cancelled and disposed of in a manner reasonably satisfactory to the Trustee.

            (b) The Transfer Agent and Registrar will maintain at its expense in New York, New York an office or offices or agency or agencies where Investor Certificates may be surrendered for registration of transfer or exchange.

            (c) Notwithstanding any other provision of this Section 6.03, no registration of transfer of any Investor Certificate shall be made unless the Transferor or the transferee shall deliver, at its expense, to the Transferor, the Servicer and the Trustee a representation letter, substantially in the form attached as Exhibit D to this Agreement, stating that such transferee is not a "benefit plan investor" as defined in Section 2510.3101(f)(2) of the Labor Regulations promulgated under ERISA; provided, however that this provision shall not apply to any Enhancement Provider.

            SECTION 6.04. Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar, the Trustee, the Transferor and the Servicer such indemnity (provided that a letter of indemnity from (i) an insurance company or (ii) an institutional investor, in either case, of investment grade credit rating shall satisfy such requirement) as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired


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                                       64


by a bona fide purchaser, the Transferor shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and (in the case of any new Investor Certificate) Undivided Fractional Interest. In connection with the issuance of any new Certificate under this Section 6.04, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to pay any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Certificate issued pursuant to this Section 6.04 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            SECTION 6.05. Persons Deemed Owners. At all times prior to due presentation of a Certificate for registration of transfer, the Trustee, the Transfer Agent and Registrar and any agent of any of them shall treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to the terms of the applicable Supplement and for all other purposes whatsoever and neither the Trustee, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing, in determining whether the Holders of the requisite Undivided Fractional Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Transferor, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Certificates (other than a Transferor Certificate) so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Transferor, the Servicer or an Affiliate thereof or if a Responsible Officer of the Trustee has received written notice thereof.

            SECTION 6.06. Access to List of Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer, the Transferor or any Investor Certificateholder, within five Business Days after receipt by the Trustee of a written request therefor from the Servicer, the Transferor or any Investor Certificateholder, respectively, a list of the names and addresses of the Certificateholders.

            Every Certificateholder, by receiving and holding a Certificate, agrees that neither the Trustee, the Transfer Agent and Registrar, the Transferor, the Servicer, Muehlstein, nor any of their respective agents, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which such information was derived.



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                                       65


            SECTION 6.07. Authenticating Agent. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Transferor and the Servicer.

            (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Trustee or such authenticating agent.

            (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Transferor. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Transferor.

            (d) The Transferor agrees to pay to each authenticating agent, from time to time, reasonable compensation for its services under this Section 6.07.

            (e) The provisions of Sections 7.03, 8.04, 11.01, 11.02 and 11.03 shall be applicable to any authenticating agent.

            (f) Pursuant to an appointment made under this Section 6.07, the Certificates may have endorsed thereon, in lieu of or in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:


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                                       66


            This is one of the Certificates described in the Pooling and Servicing Agreement among Muehlstein Financial Corporation, H. Muehlstein & Co., Inc. and Bankers Trust Company, dated as of August 23, 1996.

                                       _________________________________________

                                       _________________________________________
                                       as Authenticating Agent for the Trustee

                                       By:______________________________________
                                                Authorized Signer


            SECTION 6.08. New Issuances. (a) The Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates pursuant to a Supplement. The Investor Certificates of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Agreement without preference, priority or distinction, all in accordance with the terms and provisions of this Agreement and the applicable Supplement except, with respect to any Series, as provided in the related Supplement.

            (b) On or before the Initial Issuance Date relating to any new Series, the parties hereto will execute and deliver a Supplement which will specify the Principal Terms of such new Series. The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. The obligation of the Trustee to issue the Investor Certificates of such new Series and to execute and deliver the related Supplement is subject to the satisfaction of the following conditions:

            (i) on or before the tenth Business Day immediately preceding the Initial Issuance Date for such Series, the Transferor shall have given the Trustee, the Servicer, each Rating Agency and any Enhancement Provider written notice of such issuance and the Initial Issuance Date for such Series;

            (ii) the Transferor shall have delivered to the Trustee the related Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee;

            (iii) the Transferor shall have delivered to the Trustee any related Enhancement Agreement executed by each party hereto other than the Trustee;



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            (iv) each Rating Agency shall have notified the Transferor, the
      Servicer, the Trustee, and any Enhancement Provider in writing that the issuance of such new Series of Investor Certificates will not result in a reduction or withdrawal of the rating of any outstanding Series with respect to which it is a Rating Agency;

            (v) such issuance will not result in the occurrence of a Trust Early Amortization Event and the Transferor shall have delivered to the Trustee and any Enhancement Provider an Officer's Certificate, dated the Initial Issuance Date for such Series (upon which the Trustee may conclusively rely), to the effect that the Transferor reasonably believes that such issuance will not result in the occurrence of a Trust Early Amortization Event and is not reasonably expected to result in the occurrence of a Trust Early Amortization Event at any time in the future;

            (vi) the Transferor shall have delivered to the Trustee and any Enhancement Provider an Opinion of Counsel to the effect that the issuance of the Investor Certificates of such Series (A) has been, or need not be, registered under the Act and will not result in the requirement that any other Series of Investor Certificates not registered under the Act be so registered (unless the Transferor has elected, in its sole discretion, to register such Certificates), (B) will not result in the Trust becoming subject to registration as an investment company under the Investment Company Act and (C) will not require this Agreement or the related Supplement to be qualified under the Trust Indenture Act of 1939, as amended;

            (vii) the Transferor shall have delivered to the Trustee and any Enhancement Provider a Tax Opinion, dated the Initial Issuance Date for such Series, with respect to such issuance;

            (viii) such issuance will not result in the aggregate of the Floating Allocation Percentages for all outstanding Series (after giving effect to such new issuance) exceeding 100%; and

            (ix) the Receivables Purchase Agreements and the Parent Undertaking Agreement shall be in full force and effect.

Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and the Transferor shall execute and deliver to the Trustee the Investor Certificates of such Series for authentication and redelivery to or upon the written order of the Transferor. Notwithstanding the provisions of this section 6.08(b), prior to the execution of any Supplement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such Supplement is authorized or permitted by this Agreement and any Supplement related to any outstanding Series. The Trustee may, but shall not be obligated to, enter into any such Supplement which adversely affects the rights, duties or immunities under this Agreement of


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                                       68


the Person, solely in its individual capacity then serving as Trustee (but not its rights, duties or immunities as Trustee).

            (c) The Transferor may surrender the Transferor Certificate to the Trustee in exchange for a newly issued Transferor Certificate and a second certificate (a "Supplemental Certificate"), the terms of which shall be subject to Section 13.01 to the extent that it amends any of the terms of this Agreement, to be delivered to or upon the order of the Transferor (or the holder of a Supplemental Certificate, in the case of the transfer or exchange thereof, as provided below), upon satisfaction of the following conditions:

            (i) the Transferor shall have delivered to the Trustee an Officer's Certificate certifying that the result obtained by multiplying (x) an amount equal to the excess of the Net Receivables Balance over the Trust Invested Amount by (y) the percentage equivalent of the portion of the Transferor Interest represented by the Transferor Certificate, shall not be less than 2% of the Outstanding Balance of all Receivables owned by the Trust, in each case as of the date of, and after giving effect to, such exchange;

            (ii) the Rating Agency Condition (for which the applicable Enhancement Provider shall not have unreasonably withheld its consent) shall have been satisfied with respect to such exchange (or transfer or exchange as provided below); and

            (iii) the Transferor shall have delivered to the Trustee and any Enhancement Provider a Tax Opinion, dated the date of such exchange (or transfer or exchange as provided below), with respect thereto.

      The Transferor Certificate will at all times be beneficially owned by the Transferor. Any Supplemental Certificate may be transferred or exchanged only upon satisfaction of the conditions set forth in clauses (ii) and (iii) above.

                                   ARTICLE VII

                    OTHER MATTERS RELATING TO THE TRANSFEROR

            SECTION 7.01. Obligations Not Assignable. The obligations of the Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder.

            SECTION 7.02. Limitations on Liability. None of the directors, officers, employees or agents of the Transferor, past, present or future, shall be under any liability to the Trust, the Trustee, the Certificateholders, the Enhancement Provider or any other Person


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for any action taken or for refraining from the taking of such action in such capacities pursuant to this Agreement or for any obligation or covenant under this Agreement; provided, however, that this provision shall not protect any such Person against any liability which would otherwise be imposed by reason of willful misconduct or gross negligence in the performance by such Person of such Person's duties or the reckless disregard by such Person of any of his, her or its obligations and duties hereunder. The Transferor and any director, officer, employee or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Transferor or any Affiliate thereof) respecting any matters arising hereunder or under any Supplement or the Receivables Purchase Agreements.

            SECTION 7.03. Indemnification of the Trustee, the Certificateholders, the Program Agent and the Enhancement Provider. Without limiting any other rights which the Trustee, the Certificateholders (other than the Transferor and its Affiliates), the Program Agent or any Enhancement Provider and their respective assignees and their respective officers, directors, employees, agents and affiliates (each, an "Indemnified Party" and collectively the "Indemnified Parties") may have hereunder or under applicable law, the Transferor hereby agrees to indemnify each Indemnified Party from and against any and all claims, damages, losses and liabilities and related costs and expenses (including reasonable attorneys' fees and disbursements) (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or resulting from this Agreement, the activities of the Trustee in connection herewith, the Transferor's use of proceeds of Transfers of Receivables or reinvestments of Collections, the interest conveyed hereunder in Trust Assets, or in respect of any Receivable or the Receivables Purchase Agreements (excluding however (a) Indemnified Amounts resulting from gross negligence or willful misconduct on the part of such Indemnified Party to which such Indemnified Amount would otherwise be due, (b) losses in respect of Receivables to the extent reimbursement therefor would constitute credit recourse to the Transferor for nonpayment of any Receivable by any Obligor, (c) any income or franchise taxes or similar taxes (or any interest or penalties with respect thereto) incurred by such Indemnified Party arising out of or as a result of this Agreement or the interest conveyed hereunder in Trust Assets or in respect of any Receivable or the Receivables Purchase Agreements and (d) Indemnified Amounts resulting from the acts or omissions of the Servicer (unless the Servicer is Muehlstein or any Affiliate of Muehlstein)), to the extent caused by:

            (i) reliance on any representation, warranty or covenant made or statement made or deemed made by the Transferor (or any of its Responsible Officers) under or in connection with this Agreement or the Receivables Purchase Agreements which shall have been incorrect in any material respect when made or deemed made or which the Transferor shall have failed to perform;

            (ii) the failure by the Transferor to comply with this Agreement or any


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                                       70


      applicable Requirement of Law with respect to any Receivable or the Related Security or related Contract or the Receivables Purchase Agreements, or the failure of any Receivable or the Related Security or related Contract to conform to the applicable Receivables Purchase Agreements or any Requirement of Law;

            (iii) the failure to vest in the Trustee on behalf of the Trust for the benefit of the Investor Certificateholders either an undivided fractional beneficial interest, to the extent of their respective Undivided Fractional Interests, or a perfected first priority security interest in the Receivables and the other Trust Assets, free and clear of any Lien;

            (iv) the failure to have filed, or any delay in filing, any financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws that are necessary for perfection or priority of the ownership and security interest created by this Agreement;

            (v) any commingling of Collections by the Transferor with other funds of the Transferor or any of its Affiliates;

            (vi) any investigation, litigation or proceeding related to this Agreement or the Receivables Purchase Agreements or the use of proceeds or reinvestments of proceeds by the Transferor, Muehlstein International or Muehlstein of Transfers of Receivables or the ownership of or security interest in Trust Assets or in respect of any Receivable or Contract, except to the extent of Indemnified Amounts attributable to any portion of an investigation, litigation or proceeding relating to such Indemnified Party's affairs which pertains to matters or transactions in addition to those contemplated by the Transaction Documents;

            (vii) any claim brought by any Person other than an Indemnified Party arising from any activity by the Transferor or any Affiliate of the Transferor in servicing, administering or collecting any Receivable;

            (viii) any failure by the Transferor to perform its duties or obligations in accordance with the provisions of this Agreement or any Receivables Purchase Agreement; or

            (ix) any tax (other than any income or franchise or similar tax, or any interest or penalties with respect thereto) imposed by reason of ownership of the Receivables or other Trust Assets by the Trustee on behalf of the Trust.

            Any Indemnified Amounts due hereunder shall be payable within fifteen Business Days of submission of a claim by the Indemnified Party which describes in


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
                                       71


reasonable detail the basis for such claim.

            Indemnification pursuant to this Section 7.03 shall only be payable from assets of the Transferor. The agreement contained in this Section 7.03 shall survive the collection of all Receivables, the termination of the Trust and the payment of all amounts otherwise payable hereunder.

            Promptly after receipt by an Indemnified Party of any notice of the commencement of any action, claim or other legal or arbitral proceeding (a "Proceeding") which such Indemnified Party reasonably anticipates would subject it to any Indemnified Amount, such Indemnified Party will, if a claim in respect thereof is to be made by such Indemnified Party against the Transferor under this Section 7.03, notify the Transferor in writing of the commencement thereof; provided that (i) the omission so to notify the Transferor will not relieve it from any liability which it may have hereunder unless and except to the extent it did not otherwise learn of such Proceeding and such failure results in the forfeiture by the Transferor of substantial rights or defenses which may arise under this provision or otherwise, and (ii) the omission so to notify the Transferor will not relieve it from liability which it may have to an Indemnified Party otherwise than on account of this Section 7.03. In case any such Proceedings are brought against any Indemnified Party and it notifies the Transferor of the commencement thereof, the Transferor will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnified Party, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party; provided that if the defendants in any such Proceedings include both the Indemnified Party and the Transferor and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Transferor, the Transferor shall not have the right to direct the defense of such Proceeding on behalf of such Indemnified Party, and the Indemnified Party shall have the right to select separate counsel to assert such legal defenses on behalf of such Indemnified Party. Upon receipt of notice from the Transferor to such Indemnified Party of the Transferor's election so to assume the defense of such Proceedings and approval by the Indemnified Party of counsel, the Transferor will not be liable to such Indemnified Party for expenses incurred thereafter by the Indemnified Party in connection with the defense thereof (other than reasonable costs of investigation prior to the assumption of the defense by the Transferor's legal counsel) unless (i) the Indemnified Party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence, (ii) the Transferor shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice by the relevant Indemnified Party to the Transferor of commencement of the Proceedings or (iii) the Transferor has authorized in writing the employment of counsel for the Indemnified Party at the Transferor's expense. The indemnity, reimbursement and contribution obligations of the Transferor hereunder shall be in addition to any other liability the Transferor may otherwise have to an Indemnified Party and shall be binding upon and inure to the benefit of any successors and assigns of the Transferor


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
                                       72


and any Indemnified Party. No party subject to this Section 7.03 shall settle, compromise or consent to the entry of any judgment in any Proceeding in respect of which indemnification may be sought under this Section 7.03 (whether or not any Indemnified Party is an actual or potential party to such Proceeding) without the written consent of the other such parties, unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such Proceeding.

                                  ARTICLE VIII

                     OTHER MATTERS RELATING TO THE SERVICER

            SECTION 8.01. Liability of the Servicer. The Servicer shall be liable under this Agreement only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer. No implied duties or covenants shall be read into this Agreement against the Servicer.

            SECTION 8.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. The Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person unless:

            (a) (i) the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and such corporation shall have expressly assumed, by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee the performance of every covenant and obligation of the Servicer hereunder;
      (ii) the Servicer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each in form satisfactory to the Trustee and stating that such consolidation, merger, conveyance or transfer complies with this Section 8.02 and that all conditions precedent provided for in this Section 8.02(a) relating to such transaction have been complied with; and (iii) the Rating Agency Condition shall have been satisfied; and

            (b) the corporation formed by such consolidation or into which the Servicer is merged or which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall have all licenses and approvals of Governmental Authorities required to service the Receivables.

            SECTION 8.03. Limitations on Liability. None of the directors, officers, employees or agents of the Servicer, past, present or future, shall be under any liability to the


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
                                       73


Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in such capacities pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that, with respect to the Servicer, this Agreement and the obligations created hereunder are solely the obligations of the Servicer; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misconduct or gross negligence by such Person of any of his, her or its obligations and duties. The Servicer and any partner, director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer or any Affiliate thereof) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not reasonably related to its duties as Servicer in accordance with this Agreement and which may involve it in any expense or liability.

            SECTION 8.04. Servicer Indemnification. The Servicer hereby agrees to indemnify each Indemnified Party from and against Indemnified Amounts awarded against or incurred by any of them arising out of or resulting from this Agreement, the activities of the Trust or the Trustee in connection herewith, the Transferor's use of proceeds of Transfers of Receivables or reinvestments of Collections, the interest conveyed hereunder in Trust Assets, or in respect of any Receivable or the Receivables Purchase Agreements (excluding however (a) Indemnified Amounts resulting from gross negligence or willful misconduct on the part of such Indemnified Party to which such Indemnified Amount would otherwise be due, (b) losses in respect of Receivables to the extent reimbursement therefor would constitute credit recourse to the Transferor for nonpayment of any Receivable by any Originator and (c) any income or franchise taxes or similar taxes or any interest or penalties with respect thereto) incurred by such Indemnified Party arising out of or as a result of this Agreement or the interest conveyed hereunder in Trust Assets or in respect of any Receivable or the Receivables Purchase Agreements to the extent caused by:

            (i) reliance on any representation, warranty or covenant made by the Servicer (or any of its Responsible Officers) under or in connection with this Agreement which shall have been incorrect in any material respect when made or which the Servicer shall have failed to perform;

            (ii) the failure by the Servicer to comply with any applicable Requirement of Law with respect to any Receivable or the Related Security or related Contract;

            (iii) any commingling by the Servicer of Collections with other funds of the Servicer or any Affiliate;

            (iv) any claim brought by any Person other than an Indemnified Party arising from any activity by the Servicer or any Affiliate of the Servicer in servicing,


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
                                       74


      administering or collecting any Receivable;

            (v) any failure by the Servicer to perform its duties or obligations in accordance with the provisions of this Agreement; or

            (vi) the acceptance by the Seller as payment of any Receivable funds denominated in a currency other than US Dollars.

            Indemnification pursuant to this Section 8.04 shall only be payable from the assets of the Servicer. The agreement contained in this Section 8.04 shall survive the collection of all Receivables, the termination of the Trust and the payment of all amounts otherwise due hereunder.

            Any Indemnified Amounts due hereunder shall be payable within fifteen Business Days of submission of a claim by the Indemnified Party which describes in reasonable detail the basis for such claim.

            Promptly after receipt by an Indemnified Party of any notice of the commencement of any action, claim or other legal or arbitral proceeding (a "Proceeding") which such Indemnified Party reasonably anticipates would subject it to any Indemnified Amount, such Indemnified Party will, if a claim in respect thereof is to be made by such Indemnified Party against the Servicer under this
Section 8.04, notify the Servicer in writing of the commencement thereof; provided that (i) the omission so to notify the Servicer will not relieve it from any liability which it may have hereunder unless and except to the extent it did not otherwise learn of such Proceeding and such failure results in the forfeiture by the Servicer of substantial rights or defenses which may arise under this provision or otherwise, and (ii) the omission so to notify the Servicer will not relieve it from liability which it may have to an Indemnified Party otherwise than on account of this Section 8.04. In case any such Proceedings are brought against any Indemnified Party and it notifies the Servicer of the commencement thereof, the Servicer will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnified Party, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party; provided that if the defendants in any such Proceedings include both the Indemnified Party and the Servicer and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Servicer, the Servicer shall not have the right to direct the defense of such Proceeding on behalf of such Indemnified Party, and the Indemnified Party shall have the right to select separate counsel to assert such legal defenses on behalf of such Indemnified Party. Upon receipt of notice from the Servicer to such Indemnified Party of the Servicer's election so to assume the defense of such Proceedings and approval by the Indemnified Party of counsel, the Servicer will not be liable to such Indemnified Party for expenses incurred thereafter by the Indemnified Party in connection with the defense thereof (other than reasonable costs of investigation prior to the


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
                                       75


assumption of the defense by the Servicer's legal counsel) unless (i) the Indemnified Party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the Servicer shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice by the relevant Indemnified Party to the Servicer of commencement of the Proceedings or (iii) the Servicer has authorized in writing the employment of counsel for the Indemnified Party at the Servicer's expense. The indemnity, reimbursement and contribution obligations of the Servicer hereunder shall be in addition to any other liability the Servicer may otherwise have to an Indemnified Party and shall be binding upon and inure to the benefit of any successors and assigns of the Servicer and any Indemnified Party. No party subject to this Section 8.04 shall settle, compromise or consent to the entry of any judgment in any Proceeding in respect of which indemnification may be sought under this Section 8.04 (whether or not any Indemnified Party is an actual or potential party to such Proceeding) without the written consent of the other such parties, unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such Proceeding.

            SECTION 8.05. The Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) its performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take without incurring material liabilities to make its performance of its duties hereunder permissible under applicable law. Any determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel who is not an employee of the Servicer or any Affiliate of the Servicer with respect to clause (i) above, delivered to, and in form reasonably satisfactory to, the Trustee. No resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.02.

            SECTION 8.06. Examination of Records. The Servicer shall mark its computer records to give proper notice that the Receivables and other Trust Assets have been transferred to the Trustee, on behalf of the Trust, pursuant to this Agreement for the benefit of the Certificateholders. The Servicer (and the Transferor) shall, prior to the sale or transfer to a party other than the Transferor of any receivable held in its custody, examine its records to determine that such receivable is not a Receivable.

            SECTION 8.07. Confidentiality. The Servicer agrees to use its best efforts, and shall cause its agents or representatives to use their best efforts, to hold in confidence all Confidential Information; provided that nothing herein shall prevent the Servicer from delivering copies of any financial statements and other documents constituting Confidential Information or disclosing any other Confidential Information (i) to a Successor Servicer or as required by a Requirement of Law applicable to the Servicer, (ii) as required in the performance of the Servicer's duties hereunder, (iii) as required in enforcing the rights of the


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                                       76


Certificateholders hereunder or (iv) as provided in any Supplement. The Servicer agrees to take such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of all Confidential Information and, in connection therewith, will allow the Transferor to inspect the Servicer's security and confidentiality arrangements from time to time during normal business hours. The Servicer shall use its best efforts to provide the Transferor written notice at least five Business Days prior to any disclosure pursuant to this Section 8.07 and in any event will provide written notice whenever any such disclosure is made.

                                   ARTICLE IX

                         TRUST EARLY AMORTIZATION EVENTS

            SECTION 9.01. Trust Early Amortization Events. If any one of the following events shall occur:

            (a) any failure by the Transferor or the Servicer to make any payment, transfer or deposit required to be paid, effected or made by it hereunder (including pursuant to Section 3.04 (b))within two Business Days after the same shall become due; or

            (b) any representation or warranty (other than a representation and warranty under Section 2.04 (e) that shall have given rise to a repurchase obligation under Section 2.04), certification or written statement made or deemed made by the Transferor or the Servicer under or in connection with this Agreement, or by Muehlstein under or in connection with the Parent Undertaking Agreement, or in any statement, record, certificate, financial statement or other document delivered pursuant to this Agreement or the Parent Undertaking Agreement, or in connection with this Agreement the Parent Undertaking Agreement shall prove to have been incorrect in any respect on or as of the date made or deemed made which has a material adverse effect on the interests of any Beneficiary of any Series; or

            (c) the Transferor or the Servicer shall fail to observe or perform any covenant or agreement applicable to it contained herein which has a material adverse effect on any Beneficiary if such failure shall remain unremedied for ten days; or

            (d) any Receivables Purchase Agreement shall for any reason cease to be in full force and effect or an Early Termination (as defined therein) shall occur; or

            (e) the Net Receivables Balance is less than the Required Net Receivables Balance on the fifth consecutive Business Day following a Pool Non-compliance Date;


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      or

            (f) an Insolvency Event shall occur with respect to any Originator, the Transferor, the Servicer, Muehlstein or the Trust; or

            (g) the Securities and Exchange Commission or other regulatory body having jurisdiction reaches a final determination that the Trust is an "investment company" within the meaning of the Investment Company Act; or

            (h) (i) any purchase of any Receivables by the Transferor under any Receivables Purchase Agreement shall cease to create a valid sale, transfer and assign ment to the Transferor of all right, title and interest of the Originator in and to such Receivables and the proceeds thereof, or (ii) any Transfer of any Receivables on any date shall for any reason cease to create a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to such Receivables and the proceeds thereof or, if such Transfer does not constitute such a sale, transfer and assignment, cease to create a valid and perfected first priority "security interest" (as defined in the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of the interest in such Receivables created hereunder) in such Receivables and the proceeds thereof, or (iii) the Investor Certificates delivered hereunder shall for any reason (other than due to the acts or omissions of the Investor Certificateholders) cease to evidence the transfer to the Investor Certificateholders of, or the Investor Certificateholders shall otherwise cease to have, a beneficial interest in a trust owning or the Trustee on behalf of the Trust having a perfected first priority security interest in the Receivables and the other Trust Assets now existing and hereafter arising and the proceeds thereof to the extent of their respective Undivided Fractional Interests; or

            (i) the Trust at any time receives a final determination that it will be treated as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes; or

            (j) a Servicer Default shall have occurred and be continuing; or

            (k) the Servicer shall have resigned in accordance with the terms of this Agreement; or

            (l) Muehlstein shall fail to observe or perform any covenant or agreement (within any applicable cure period) applicable to it contained in the Parent Undertaking Agreement, or the Parent Undertaking Agreement shall cease to be in effect; or

            (m) any material adverse change shall occur in the collectibility of the Receivables taken as a whole or in the financial condition of the Transferor, Muehlstein


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      and its subsidiaries taken as a whole or the Servicer and its subsidiaries taken as a whole, or in the ability of any of them to perform its obligations under any Transaction Document; or

            (n) any breach, default or event of default shall occur or any other condition shall exist under any instrument, agreement or indenture pertaining to any Indebtedness of Muehlstein in excess of $3 million if the effect thereof is to cause an acceleration, mandatory redemption or other required repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by Muehlstein (other than by a regularly scheduled required prepayment, mandatory redemption or required repurchase) prior to the stated maturity thereof; or

            (o) Muehlstein and its subsidiaries shall at any time fail to have Consolidated Tangible Net Worth of at least $15 million; or

            (p) the Intercreditor Agreement shall cease to be in full force and effect; or

            (q) (i) any Plan Event shall have occurred, (ii) the Transferor or any ERISA Affiliate shall have withdrawn from a Multiemployer Plan, or
      (iii) any Multiemployer Plan shall have been terminated or reorganized or become insolvent, and as a result of one or more such events the Transferor or any ERISA Affiliate has incurred or is reasonably expected to incur liability in excess of $1,000,000; or

            (r) a Termination Event (other than a Termination Event based upon an Insolvency Event) under any Receivables Purchase Agreement shall occur.

then, if any of the events set forth in paragraphs (a), (d), (e), (f), (g), (i),
(j), (k), (l), (m), (n), (o), (p) or (q) above shall have occurred, a "Trust Early Amortization Event" shall occur without any notice, demand, protest or other requirement of any kind immediately upon the occurrence of such event, and, if any of the events set forth in paragraphs (b), (c), (h) or (r) above shall have occurred, the Trustee may (and, if directed to do so by a Majority in Interest of any outstanding Series or, if the related Supplement so provides, the Enhancement Provider for such Series, shall), by notice to the Transferor, the Servicer, and each Enhancement Provider, declare that a "Trust Early Amortization Event" shall occur as of the date set forth in such notice. Upon the occurrence of either (i) a Trust Early Amortization Event or (ii) an event described in clause (a) of the definition "Insolvency Event" (without giving effect to the 60-day grace period therein) with respect to the Transferor or any Originator, then additional Receivables will not be transferred to the Trust; provided, however, that if (x) an event described in the preceding clause (ii) shall occur and (y) in clause (a) of the definition of "Insolvency Event" within the 60-day grace period referred to each case, decree or order giving rise to such event shall have been stayed, dismissed or otherwise rescinded, then, so


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long as no Trust Early Amortization Event shall have occurred, additional
Receivables shall thereafter be transferred to the Trust as if such case, decree or order had not been filed. The Trustee shall be deemed to have knowledge of a Trust Early Amortization Event only if a Responsible Officer of the Trustee has actual knowledge or if a Responsible Officer of the Trustee has received written notice thereof.

            A Majority in Interest of each outstanding Series (or, if so specified in the related Supplement, each Enhancement Provider for such Series) may, on behalf of all Certificateholders, waive any default (other than a default described in paragraph (e) above) by the Transferor or the Servicer in the performance of their obligations hereunder and its consequences, except the failure to make any distributions or payments required to be made to Certificateholders or to make any required deposits of any amounts to be so distributed or paid. Holders of Certificates evidencing 67% or more of the aggregate Certificateholders' Interest of each outstanding Series (or, if so specified in the related Supplement, each Enhancement Provider for such Series) may, on behalf of all Certificateholders, waive any default described in paragraph (e) above and its consequences. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            SECTION 9.02. Additional Rights upon the Occurrence of Any Trust Early Amortization Event. (a) Upon the occurrence and during the continuance of any Trust Early Amortization Event, in addition to all other rights and remedies under this Agreement or otherwise and all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws (which rights shall be cumulative), each of the Servicer, at the direction of the Trustee, and the Trustee may exercise any and all rights and remedies of the Transferor under or in connection with the Receivables Purchase Agreements, including, without limitation, any and all rights of the Transferor to demand or otherwise require payment of any amount under, or performance of any provision of, the Receivables Purchase Agreements. Further, the Trustee may exercise any and all rights and remedies under the Parent Undertaking Agreement.

            (b) If an Insolvency Event with respect to the Transferor occurs, the Transferor shall immediately cease to transfer Receivables to the Trust and shall promptly give written notice to the Trustee, who shall, within two Business Days, forward such notice to the Certificateholders, each Rating Agency, each Enhancement Provider and the Servicer of such event. Notwithstanding the above, Receivables transferred to the Trust prior to the occurrence of such Insolvency Event and collections relating to such Receivables shall continue to be part of the Trust. Unless, within 10 Business Days of the date of the notice provided for above, the Trustee receives written instructions from a Majority in Interest of each outstanding Series (or, if so specified in the related Supplement, the Enhancement Provider for the Series) instructing the Trustee not to sell, dispose of or liquidate the Receivables, the Trustee or its agent shall promptly proceed to sell, dispose of, or otherwise liquidate the Receivables in a


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commercially reasonable manner and on commercially reasonable terms; provided, however, that, if the amount available to the Trust for distribution after such sale, disposition or liquidation would be less than the aggregate principal amount of the Investor Certificates plus any unpaid Discount Amount thereon through the Distribution Date next succeeding the date of such sale, the Trustee or its agent shall not proceed with such sale, disposition or liquidation unless a Majority in Interest of each outstanding Series (or, if so specified in the related Supplement, the Enhancement Provider for such Series) shall have consented in writing thereto. The proceeds from such sale, disposition or liquidation of the Receivables shall be treated as Collections on the Receivables and shall be distributed in accordance with the terms of this Agreement after being deposited in the Concentration Account.

                                    ARTICLE X

                                SERVICER DEFAULTS

            SECTION 10.01. Servicer Defaults. If any one of the following events (each being a "Servicer Default") shall occur and be continuing:

            (a) any failure by the Servicer to make any payment, transfer or deposit (including pursuant to Section 3.04(b)), or, if applicable, to give instructions or notice to the Trustee to make such payment, transfer or deposit, or to give notice to the Trustee as to any action to be taken under any Enhancement Agreement, or any failure to provide a Determination Date Certificate to the Trustee within two Business Days after the same shall become due; or

            (b) the Servicer shall fail to observe or perform any other covenant or agreement applicable to it contained herein which has a material adverse effect on any Beneficiary if such failure shall remain unremedied for ten days; or

            (c) any representation, warranty or certification made by the Servicer under or in connection with this Agreement, or in any certificate or information delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect in any respect when made and which has a material adverse effect on the interests of any Beneficiary; or

            (d) an Insolvency Event shall occur with respect to the Servicer; or

            (e) the Servicer assigns its duties under this Agreement, except as specifically permitted by Section 8.02;

then, as long as such Servicer Default shall not have been remedied and is continuing, either


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
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the Trustee (unless otherwise directed by a Majority in Interest of each outstanding Series or, if so specified in the related Supplement, the Enhancement Provider for such Series) or the Majority in Interest of each Series (or, if so specified in the related Supplement, the Enhancement Provider for such Series), by notice then given in writing to the Servicer (and to the Trustee if given by such Investor Certificateholders) (each such being a "Termination Notice"), may terminate all but not less than all the rights and obligations of the Servicer as Servicer under this Agreement. The Trustee shall be deemed to have knowledge of a Servicer Default only if a Responsible Officer of the Trustee has actual knowledge or if a Responsible Officer of the Trustee has received written notice thereof.

            Notwithstanding the foregoing, a delay in or failure of performance referred to in Section 10.01(a) or (b) for a period of five Business Days shall not constitute a Servicer Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods, union strikes, work stoppages or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement, and the Servicer shall provide the Trustee, the Transferor, any Enhancement Provider and the Investor Certificateholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

            A Majority in Interest of each outstanding Series (or, if so specified in the related Supplement, the Enhancement Provider for such Series) may, on behalf of all Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except the failure to make any distributions or payments required to be made to Certificateholders or to make any required deposits of any amounts to be so distributed or paid. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.02, all authority and power of the Servicer under this Agreement shall pass to and be vested in such Successor Servicer (a "Service Transfer") and, without limitation, the Trustee is hereby authorized, empowered and instructed (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate, at its expense, with the Trustee and such Successor Servicer in (i) effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the


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Receivables as provided under this Agreement, including all authority over all
Collections which shall on the date of such Service Transfer be held by the Servicer for deposit to the Concentration Account, any Muehlstein Collection Account, the Trustee's Account or the Transferor's Account, or which have been deposited by the Servicer to the Concentration Account, any Muehlstein Collection Account, or any other account, or which shall thereafter be received with respect to the Receivables, (ii) taking such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of all Confidential Information in accordance with Section 8.07 and (iii) assisting the Successor Servicer until all servicing activities have been transferred to such Successor Servicer, such assistance to include, without limitation, (x) assisting any accountants selected by the Successor Servicer to verify collection records and reports made prior to the Service Transfer and (y) assisting to make the computer systems of the Servicer and the Successor Servicer compatible to the extent necessary to effect the Servicer Transfer. The Servicer shall, at its expense, within five Business Days of such Service Transfer, (A) assemble such documents, instruments and other records (including computer tapes and disks), which evidence the Receivables and the other Trust Assets, and which are necessary or desirable to collect the Receivables, and shall make the same available to the Successor Servicer or the Trustee or its designee at a place selected by the Successor Servicer or the Trustee and in such form as the Successor Servicer or the Trustee may reasonably request, and
(B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Successor Servicer and the Trustee, and, promptly upon receipt, remit all such cash, checks and instruments to the Successor Servicer or the Trustee or its designee.

            At any time following a Termination Notice:

            (1) the Servicer shall, at the Trustee's request and at the Servicer's expense, give notice of the Trust's ownership of the Receivables to the related Obligors and direct that payments be made directly to the Trustee or its designee;

            (2) if the Servicer fails to provide the notice to the Obligors required in paragraph (1) above, the Trustee may direct the Obligors of Receivables, or any of them, that payment of all amounts payable under any such Receivables be made directly to the Trustee or its designee; and

            (3) each of the Transferor and each Certificateholder hereby authorizes the Trustee to take any and all steps in the Transferor's name and on behalf of the Transferor and the Certificateholders necessary or desirable, in the determination of the Trustee, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Transferor's name on checks and other instruments representing Collections in respect of such Receivables and enforcing such Receivables.



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
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            SECTION 10.02. Trustee to Act; Appointment of Successor Servicer.
(a) On and after the receipt by the Servicer of a Termination Notice pursuant to
Section 10.01 or upon a resignation by the Servicer pursuant to Section 8.05, the Servicer shall continue to perform all servicing functions under this Agreement until (i) in the case of any such receipt, the date specified in such Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice or otherwise specified by the Trustee, until the earlier of a date agreed upon by the Servicer and the Trustee and a date specified by the Trustee in a written notice to the Servicer and (ii) in the case of any such resignation, until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer pursuant to this Section 10.02. The Trustee shall as promptly as possible after the giving of a Termination Notice or such a resignation appoint an Eligible Servicer (which may be Citibank, N.A.) as a successor servicer (the "Successor Servicer"), subject to the consent of any Enhancement Provider which consent shall not be unreasonably withheld or delayed and if specified in any Supplement, the consent of a Majority in Interest of such Series, which consent shall not be unreasonably withheld or delayed, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment by the earlier of 30 days after the date of such Termination Notice or at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an affiliate or agent of the Trustee in accordance with the terms of this Agreement. Notwithstanding the foregoing, the Trustee shall, if it is unable or unwilling so to act as Successor Servicer, petition a court of competent jurisdiction to appoint any established institution that is an Eligible Servicer (other than the Trustee) as the Successor Servicer hereunder.

            (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to such Successor Servicer; provided, however, that neither the Trustee (solely in its capacity as such) nor any Successor Servicer shall be deemed in default hereunder as a result of the predecessor Servicer's failure to deliver necessary Trust Assets, documents, or records to the Trustee (solely in its capacity as such) or to such Successor Servicer; and provided further that the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such succession or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. The Successor Servicer shall be reimbursed by the Transferor for any reasonable transition fees, costs and out-of-pocket expenses incurred in connection with a Service Transfer in accordance with Section 3.02(b). Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any Enhancement Agreement.



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
                                       84


            (c) In connection with any Termination Notice, the Trustee shall be permitted to appoint any Eligible Servicer as a Successor Servicer for servicing compensation not in excess of the Servicing Fee, unless the Trustee shall agree to pay the excess over the Servicing Fee of the compensation of any such Successor Servicer and such excess shall not be unreasonable under the applicable circumstances.

            (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically terminate upon termination of the Trust and shall pass to and be vested in the Transferor, and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things, necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing of the Receivables. Upon such termination of the Trust, the Successor Servicer shall transfer its electronic records relating to the Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall transfer all other records, correspondence and documents to the Transferor in the manner and at such times as the Transferor shall reasonably request.

            SECTION 10.03. Notification to Certificateholders. Promptly and in any event within two Business Days after a Responsible Officer of the Servicer obtains knowledge of any Servicer Default, the Servicer shall give written notice thereof to a Responsible Officer of the Trustee, and the Trustee shall promptly deliver a copy of such notice to the Certificateholders, each Enhancement Provider and each Rating Agency. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to the Transferor and the Certificateholders.

                                   ARTICLE XI

                                   THE TRUSTEE

            SECTION 11.01. Duties of the Trustee. (a) Other than while acting in its capacity as Successor Servicer, the Trustee, prior to the occurrence of a Servicer Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied duties or covenants shall be read into this Agreement against the Trustee. If a Responsible Officer of the Trustee has actual knowledge that a Servicer Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.


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
                                       85


            (b) The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement or any Supplement, shall examine them to determine whether they substantially conform to the requirements of this Agreement or any Supplement. The Trustee shall give prompt written notice to the Certificateholders, any Enhancement Provider and each Rating Agency of any material lack of conformity of any such instrument to the applicable requirements of this Agreement or any Supplement discovered by the Trustee which would entitle any Enhancement Provider or a specified percentage of the Investor Certificateholders to take any action pursuant to this Agreement or any Supplement.

            (c) Subject to Section 11.01(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct; provided, however, that:

            (i) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of a Majority in Interest of each outstanding Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee in accordance with the terms of this Agreement, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

            (iii) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in Section 10.01 or of any Trust Early Amortization Event unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or such event or the Trustee receives written notice of such failure or such event from the Servicer, each Enhancement Provider or the Certificateholders of any outstanding Series evidencing not less than 20% of the Invested Amount for such Series.

            (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or under any Supplement or in the exercise of any of its rights or powers if there is reasonable grounds for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner


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
                                       86


of performance of, any obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

            (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

            (f) Except as expressly provided in this Agreement, the Trustee shall have no power to vary the corpus of the Trust including, without limitation, by (i) accepting any substitute obligation for a Receivable initially Transferred to the Trust under Section 2.01, (ii) adding any other investment, obligation or security to the Trust, or (iii) withdrawing from the Trust any Receivable.

            (g) In the event that the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Transfer Agent and Registrar, as the case may be, under this Agreement or under any Supplement, the Trustee shall be obligated promptly upon its actual knowledge thereof to perform such obligation, duty or agreement in the manner so required.

            (h) The Trustee shall have no responsibility or liability for the selection of, or investment losses on, Eligible Investments.

            (i) Notwithstanding any other provision contained herein, the Trustee is not acting as, and shall not be deemed to be, a fiduciary for any Enhancement Provider in its capacity as such or as a Beneficiary, and the Trustee's sole responsibility with respect to any such Enhancement Provider shall be to perform those duties with respect to any such Enhancement Provider as are specifically set forth herein, and no implied duties or obligations shall be read into this Agreement against the Trustee with respect to any such Enhancement Provider.

            (j) The Trustee shall notify each Rating Agency and each Enhancement Provider (i) of any notice which the Trustee receives pursuant to Section 2.05(g)(i), 2.05(h) or 3.04(h)(i), (ii) of any change in any rating of the Certificates of any other Rating Agency and (iii) immediately of the occurrence of any Trust Early Amortization Event under Article IX.

            (k) The Trustee shall, with respect to each Daily Report (upon which the Trustee may conclusively rely), (A) compare the Collections reported that day by the Servicer to the actual Collections deposited to the Collection Account, (B) with respect to the reconciliation of each of the trust accounts, compare the beginning balance as reported by the Servicer to the amount on deposit in the trust accounts per the accounting records of the


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Trustee and (C) perform each of the account transfers set forth in the Daily
Report, as directed by the Servicer.

            (l) The Trustee shall follow the following procedures with respect to each Determination Date Certificate (upon which the Trustee may conclusively rely):

            (i) with respect to the reconciliation of each of the trust accounts, compare the beginning and ending balances to the amounts which were on deposit in the trust accounts per the accounting records of the Trustee as of the applicable date; and

            (ii) examine potential Early Amortization Events for positive indications by the Servicer of Early Amortization Events pursuant to such requirement in each applicable supplement.

            (m) Notwithstanding any other provision of this Agreement or any Supplement, upon discovery of any material discrepancy between the amounts reported by the Servicer and the amounts calculated as provided above, the Servicer shall have ten days to resolve such discrepancy before the Trustee shall be obligated to give notice to the Certificateholders, each Enhancement Provider and each Rating Agency.

            SECTION 11.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

            (a) the Trustee may conclusively rely on and shall be fully protected in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it in good faith to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

            (b) the Trustee may consult with counsel and, as a condition to taking, suffering or omitting to take any action, may demand an Opinion of Counsel, and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

            (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;


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      provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

            (d) subject to Section 11.01(c), the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, approval, bond or other paper or document, unless requested in writing so to do by Certificateholders of any outstanding Series evidencing not less than 20% of the Invested Amount for such Series or, if so specified in any Supplement, the Enhancement Provider therefor;

            (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of any such agent, attorney or custodian appointed with due care by it hereunder;

            (g) except as required by Section 11.01, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Transferor with its representations and warranties or for any other purpose; and

            (h) nothing in this Agreement shall be construed to require the Trustee to monitor the performance of the Servicer or act as a guarantor of the Servicer's performance.

            SECTION 11.03. Trustee Not Liable for Recitals in Certificates or Receivables. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the


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Transferor in respect of the Receivables or deposited in or withdrawn from the
Concentration Account, any Muehlstein Collection Account, the Transferor's Account, the Trustee's Account or any other account hereafter established to effectuate the transactions contemplated by and in accordance with the terms of this Agreement and any Supplement. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Receivable, or the perfection and priority of such security interest or the maintenance of any such perfection and priority or the accuracy, content or completeness of any offering documents used in connection with the sale of the Certificates.

            SECTION 11.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Investor Certificates and may otherwise deal, and transact banking business, with the Servicer and the Transferor with the same rights as it would have if it were not the Trustee.

            SECTION 11.05. Compensation; Trustee's Expenses. (a) The Trustee shall be entitled to receive a monthly Trustee's fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, such fee being the "Trustee's Fee") in respect of each Collection Period (or portion thereof) from the date hereof until the termination of the Amortization Period, payable in arrears on each Distribution Date in an amount agreed upon in writing by the Trustee and the Transferor. The Trustee's Fee shall be the aggregate of the Series Trustee's Fees specified in the Supplements. The Trustee's Fee shall be payable, first, from Investor Collections pursuant to, and subject to the priority of payment set forth in,
Section 5.01 of the applicable Supplement, second, to the extent not paid from Investor Collections, by the Transferor, third, to the extent not paid from Investor Collections or by the Transferor, by the Servicer pursuant to Section 3.02(b) and, fourth, from Muehlstein pursuant to the Parent Undertaking Agreement. When the Trustee incurs expenses or renders services in connection with an Insolvency Event such expenses (including the reasonable fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally.


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            (b) Expenses. The Transferor will pay or reimburse the Trustee upon its request or at least 5 Business Days' notice providing reasonable detail, and if the Transferor shall fail to do so, the Servicer will so pay or reimburse the Trustee (with a right to reimbursement from the Transferor) pursuant to Section 3.02(b), and if both the Transferor and the Servicer shall fail to do so, Muehlstein will so pay or reimburse the Trustee (with a right to reimbursement from the Transferor) pursuant to the Parent Undertaking Agreement, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or any Supplement or in connection with any amendment hereto (including the reasonable fees and expenses of its agents, any co-trustee and counsel and fees incurred in connection with a Servicer Default or a Trust Early Amortization Event) except any such expense, disbursement or advance as may arise from its gross negligence or willful misconduct and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.02, the provision of this Section 11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer, which shall be paid, first, out of the Servicing Fee and, second, to the extent not paid out of the Servicing Fee, by the Transferor pursuant to Section 3.02(b). The Transferor's and Servicer's covenant provided in this Section 11.05 shall survive the termination of the Trust.

            SECTION 11.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be an Eligible Institution. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then, for the purpose of this Section 11.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

            SECTION 11.07. Resignation or Removal of Trustee. (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving 30 days' written notice thereof to the Transferor and the Servicer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee acceptable to each Enhancement Provider and a Majority in Interest of each outstanding Series by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.



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            (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged as bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and promptly appoint a successor trustee acceptable to each Enhancement Provider and to a Majority in Interest of each outstanding Series by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            (c) If at any time the Trustee shall fail to perform its obligations under this Agreement, a Majority in Interest of each outstanding Series may remove the Trustee and direct the Servicer to promptly appoint a successor trustee acceptable to each Enhancement Provider and to a Majority in Interest of each outstanding Series by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee; provided that if all other procedures fail and a successor trustee has not accepted an appointment pursuant to this Section 11.07(c) within 30 days after the Trustee shall have received notice from the Majority in Interest of each outstanding Series of their intention to remove such Trustee, the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            (d) Notwithstanding anything herein to the contrary, any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08.

            SECTION 11.08. Successor Trustee. (a) Any successor trustee appointed as provided in Section 11.07 shall execute, acknowledge and deliver to the Transferor, the Servicer and its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver (with the expense therefor payable out of the Trustee's Fee, and by the Transferor and the Servicer, pursuant to Sections 3.02(b) and 11.05(b)) to the successor trustee all documents or copies thereof and statements held by it hereunder, and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

            (b) No successor trustee shall accept appointment as provided in this Section


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11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06.

            (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.08, such successor trustee shall mail notice of such succession hereunder to all Investor Certificateholders, each Enhancement Provider and to and each Rating Agency.

            SECTION 11.09. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            SECTION 11.10. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
11.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall he required under Section 11.08.

            (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that, under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as Successor Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;


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            (ii) no Trustee hereunder shall be personally liable by reason of any act or omission of any other Trustee hereunder; and

            (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

            (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

            (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            SECTION 11.11. Tax Returns. No federal income tax return shall be filed on behalf of the Trust unless either (i) the Trustee or the Servicer shall receive an Opinion of Counsel based on a change in applicable law occurring after the date hereof that the Internal Revenue Code requires such a filing or
(ii) the Internal Revenue Service shall determine that the Trust is required to file such a return. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed. The Trustee shall promptly sign such returns and deliver such returns after signature to the Servicer, and such returns shall be filed by the Servicer. The Servicer in accordance with the Supplements shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Investor Certificateholders and shall deliver such information to the Trustee at least five days prior to the date it is required by law to be distributed to the Certificateholders. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. In no event shall the Trustee, the Servicer or the Transferor be liable for any liabilities, costs or expenses of the Trust or the Investor Certificateholders


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arising out of the application of any tax law, including federal, state, foreign or local income or franchise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition to tax with respect thereto or arising from a failure to comply therewith).

            SECTION 11.12. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the benefit of the Certificateholders in respect of which such judgment has been obtained.

            SECTION 11.13. Suits for Enforcement. (a) If a Servicer Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Sections 11.01 and 11.14, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

            (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize, consent to, accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

            SECTION 11.14. Rights of Certificateholders to Direct Trustee. A Majority in Interest of any outstanding Series (or, if so specified in the related Supplement, the Enhancement Provider for such Series) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee under any Transaction Document, or exercising any trust or power conferred on the Trustee under any Transaction Document; provided, however, that, subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee after being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction.

            SECTION 11.15. Representations and Warranties of Trustee. The
Trustee


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represents and warrants that:

            (a) the Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has the power to own its assets and to transact the business in which it is presently engaged;

            (b) the Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

            (c) this Agreement has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, now or hereafter in effect, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

            SECTION 11.16. Maintenance of Office or Agency. The Trustee will maintain at its expense in New York, New York an office or agency (the "Corporate Trust Office") where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its office or agency at Four Albany Street, New York, New York, 10006 Attn: Corporate Trust and Agency Group/ Structured Finance, as such office. The Trustee will give prompt written notice to the Transferor, the Servicer and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                                   ARTICLE XII

                                   TERMINATION

            SECTION 12.01. Termination of Trust. The Trust and the respective obligations and responsibilities of the Transferor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereinafter set forth) shall terminate, except with respect to the duties described in Sections 2.01(b), 3.02(b), 7.03, 8.04, 8.07,
11.05 and 12.02(b), upon the earlier to occur of (i) the Termination Date of the last outstanding Series of Certificates and (ii) December 31, 2016.

            SECTION 12.02. Final Distribution. (a) The Servicer shall give the Trustee and the Trustee shall give each Certificateholder at least 30 days' prior written notice of the date on which (i) the Trust is expected to terminate in accordance with Section 12.01 and


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(ii) the Certificateholders may surrender their Certificates for payment of the final distribution on and cancellation of such Certificates. Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.06 covering the period during the then-current calendar year through the date of such notice. Not later than five days after the Trustee shall receive such notice, the Trustee shall mail notice to the Certificateholders specifying (i) the date upon which such final distribution will be made upon presentation and surrender of such Certificates at the office or offices therein designated, (ii) the amount of any such final distribution and (iii) that the Distribution Date otherwise applicable to such final distribution is not applicable, payments being made only upon presentation and surrender of such Certificates at the office or offices therein specified. Each such Certificateholder shall surrender its Certificate to the Trustee following receipt of the final distribution thereon. The Trustee shall give such notice to the Transfer Agent and Registrar at the time such notice is given to the Certificateholders.

            (b) Notwithstanding the Servicer's delivery to the Trustee, or the Trustee's delivery to the Certificateholders, of the notices required under
Section 12.02(a), all funds then on deposit in the Concentration Account, any Muehlstein Collection Account, any Series Account, the Transferor's Account or the Trustee's Account shall continue to be held in trust for the benefit of the Certificateholders, and the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates pursuant to, and subject to the priorities set forth in, the applicable Supplement, as if such surrender date were on a Distribution Date (and any excess shall be paid in accordance with the terms of any Enhancement Agreement). In the event that all Certificateholders do not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice from the Trustee, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Trustee's Account (if such Certificateholders are Investor Certificateholders) or the Transferor's Account (if any such Certificateholder is the Holder of the Transferor Certificate) held for the benefit of such Certificateholders. The Trustee shall pay to the Transferor any monies held by it for the payment of principal or interest that remains unclaimed for two years after the date specified in the initial above-mentioned written notice from the Trustee. After payment to the Transferor, Investor Certificateholders entitled to any monies must look to the Transferor for payment as general creditors unless an applicable abandoned property law designates another Person.

            SECTION 12.03. Transferor's Termination Rights. Upon the termination of the Trust, the indefeasible payment in full of all amounts due to the Investor Certificateholders, payment of Trustee's fees and expenses and the surrender of the Transferor Certificate, the Trustee shall assign and convey to the Holder of the Transferor Certificate or


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its designee, without recourse, representation or warranty (except for the representation that each Receivable and all other Trust Assets will be free and clear of all Liens which arose as a result of any claim against or affecting, or any act or omission of, the Trustee in its individual capacity not related to the transactions contemplated by the Transaction Documents), all right, title and interest of the Trust in and to the Receivables, whether then existing or thereafter created, and all other Trust Assets, and all proceeds thereof except for amounts held in any account by the Trustee pursuant to Section 12.02(b). The Trustee at the expense of the Transferor shall execute and deliver such instruments of transfer and assignment, in each case without recourse, representation or warranty, as shall be prepared by the Transferor for execution by the Trustee which are reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trust had in the Receivables and all other Trust Assets.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

            SECTION 13.01. Amendment. (a) This Agreement or any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee without the consent of any of the Investor Certificateholders (i) to cure any ambiguity or (ii) to correct or supplement any provision herein which may be inconsistent with any other provision herein; provided that any amendment pursuant to this clause (a) shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Beneficiary.

            (b) This Agreement or any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, so long as the Rating Agency Condition is satisfied, with the consent of a Majority in Interest of each adversely affected Series (or, if so specified in the related Supplement, the Enhancement Provider for such Series), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions to be made to any Certificateholder or deposits of amounts to be so distributed or the amount available under any Enhancement without the consent of each such Certificateholder, (ii) change the definition of or the manner of calculating the Certificateholders' Interest or the Aggregate Certificateholders' Interest or any Investor Certificateholder's interest therein without the consent of each affected Investor Certificateholder or (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder. The Trustee may request an Officer's Certificate and Opinion of Counsel with respect to an amendment entered into pursuant to this Section 13.01(b) concerning compliance with the requirements of this Agreement. Any amendment to be effected pursuant to this paragraph shall be deemed to


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adversely affect all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel (which counsel shall not be an employee of, or counsel for, Muehlstein, the Servicer or the Transferor), addressed and delivered to the Trustee adversely affect the interests of any Investor Certificateholder of such Series.

            (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to Section 13.01(a)), the Trustee shall furnish written notification of the substance of such amendment to each Rating Agency, Investor Certificateholder and Enhancement Provider.

            (d) It shall not be necessary for the consent of Investor Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            (e) Notwithstanding anything in this Section 13.01 to the contrary, no amendment may be made to this Agreement or any Supplement which would adversely affect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

            (f) Any supplement executed in accordance with the provisions of
Section 6.08 shall not be considered an amendment to this Agreement for the purposes of this Section 13.01.

            (g) Prior to the execution of any amendment to this Agreement or any Supplement, the Trustee and any Enhancement Provider shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects its own rights, duties, indemnities or immunities in its individual capacity under this Agreement, any Supplement or otherwise.

            SECTION 13.02. Protection of Right, Title and Interest to Trust. (a) The Servicer shall cause this Agreement, all amendments hereto and all financing statements and continuation statements and any other necessary documents covering the Certificateholders' and the Trustee's right, title and interest in and to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law to preserve and protect fully the right, title and interest of the Certificateholders and the Trustee hereunder in and to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, each document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully


                         Pooling and Servicing Agreement
with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this
Section 13.02(a).

            (b) Within 45 days after the Transferor makes any change in its name, identity or legal structure which would make any financing statement or continuation statement filed in accordance with the terms of this Agreement seriously misleading within the meaning of Section 9-402(7) (or any comparable provision) of the UCC as in effect in the State of New York or in the jurisdiction the law of which governs the perfection of the interest in the Trust Assets created hereunder, the Transferor shall give the Trustee written notice of such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's interest in the Trust Assets and the proceeds thereof contemplated by Section 2.01.

            (c) The Transferor and the Servicer will give the Trustee prompt written notice of any relocation of the office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's interest in the Receivables and the other Trust Assets and the proceeds thereof contemplated by Section 2.01. The Transferor and the Servicer will at all times maintain each office from which it services Receivables and its principal executive offices within the United States of America.

            SECTION 13.03. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Investor Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Investor Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            (b) No Certificateholder shall have the right to vote (except as expressly provided in this Agreement, including, without limitation, under
Section 11.14) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association for any reason, nor shall any Investor Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            (c) No Investor Certificateholder shall have any right by virtue of any provisions of this Agreement to file or otherwise institute any suit, action or proceeding in


                         Pooling and Servicing Agreement
equity or at law upon or under or with respect to this Agreement, unless such Investor Certificateholder previously shall have made, and unless a Majority in Interest of each outstanding Series shall have made, a written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after such request and offer of indemnity, shall have failed to file or otherwise refused to institute any such action, suit or proceeding; it being understood, intended, and expressly covenanted, by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any of the Investor Certificates, or to obtain or seek to obtain priority over or preference to any such Investor Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided. For the protection and enforcement of the provisions of this Section 13.03, each and every Investor Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Notwithstanding any other provision of this Agreement, the Certificates or any Supplement, each Investor Certificateholder shall have the right to receive the payments of all amounts due hereunder under the Certificates held by such Holder and under the Supplement relating to the Series of Certificates held by such Holder and the right to institute suit for the enforcement of any such payment without the consent of the Trustee or any other Holder.

            (d) By its acceptance of the Transferor Certificate, the Holder thereof agrees that it will take no action with respect to such Holder's rights under this Agreement that is inconsistent with, or adverse to, the interests of any Beneficiary.

            SECTION 13.04. Notices; Payments. (a) All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex and facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or overnight courier or facsimile, to the intended party at the address or facsimile number of such party set forth below or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered, when received, (b) if sent by certified mail, four Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, two Business Days after having been given to such courier, unless sooner received by the addressee and (d) if transmitted by facsimile, when sent, upon receipt confirmed by telephone or electronic means. Notices and communications sent hereunder on a day that is not a Business Day shall be deemed to have been sent on the following Business Day.


                         Pooling and Servicing Agreement

            If to the Transferor,

            Muehlstein Financial Corporation
            c/o H. Muehlstein & Co., Inc.
            800 Connecticut Avenue
            Norwalk, CT  06856
            Tel.:  (203) 855-6164
            Fax:  (203) 855-6293
            Attn.:  Ronald J. Restivo

            If to the Servicer,

            H. Muehlstein & Co., Inc.
            800 Connecticut Avenue
            Norwalk, CT 06856
            Tel.:  (203) 855-6164
            Fax:  (203) 855-6293
            Attn.:  Ronald J. Restivo

            If to the Trustee,

            Bankers Trust Company, as Trustee
            Four Albany Street
            New York, New York 10006
            Tel.:  (212) 250-6137
            Fax:  (212) 250-6439
            Attn.:  Corporate Trust and Agency Group/Structured Finance

            If to the Transfer Agent and Registrar,

            Bankers Trust Company
            Four Albany Street
            New York, New York 10006
            Tel.:  (212) 250-6137
            Fax:  (212) 250-6439
            Attn.:  Corporate Trust and Agency Group/Structured Finance

            If to the Enhancement Provider or to the Program Agent, to the address of such Person specified in the related Supplement.

            If the Servicer is not Muehlstein, notices shall be given to the Servicer at the


                         Pooling and Servicing Agreement
address designated by such Servicer, with a copy to Muehlstein at the address designated above.

            (b) Any notice required or permitted to be mailed to an Investor Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            (c) If the Transferor is not the Holder of the Transferor Certificate, the Holder of the Transferor Certificate shall be entitled to receive all notices which the Investor Certificateholders receive.

            SECTION 13.05. Rule 144A Information. For so long as any of the Investor Certificates of any Series are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Transferor, the Servicer and any Enhancement Provider agree to cooperate with each other to provide to each Investor Certificateholder of such Series and to each prospective purchaser of Investor Certificates designated by such an Investor Certificateholder, upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act (or any successor provision).

            SECTION 13.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Certificates or rights of the Certificateholders.

            SECTION 13.07. Assignment. Notwithstanding anything to the contrary contained herein, (i) this Agreement may not be assigned by the Transferor and
(ii) except as provided in Section 8.02, this Agreement may not be assigned by the Servicer without the prior consent of a Majority in Interest of each outstanding Series.

            SECTION 13.08. Certificates Nonassessable and Fully Paid. It is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Certificates upon authentication thereof by the Trustee pursuant to Section 6.02 are and shall be deemed fully paid.

            SECTION 13.09. Further Assurances. The Transferor and the Servicer agree


                         Pooling and Servicing Agreement
to do and perform, from time to time, any and all acts and to execute any and all further instruments and documents required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

            SECTION 13.10. Nonpetition Covenant. Notwithstanding any prior termination of the Trust, (a) the Servicer, the Trustee and the Certificateholders shall not, prior to the date which is one year and one day after the termination of the Trust, acquiesce, petition or otherwise invoke or cause the Trust or the Transferor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust or the Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Transferor or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Trust or the Transferor and (b) the Transferor shall not, prior to the date which is one year and one day after the termination of the Trust, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Trust. Notwithstanding the foregoing, nothing herein will prohibit the Trustee from filing proofs of claim or otherwise participate in any such proceedings instituted by any other Person.

            SECTION 13.11. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Person, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

            SECTION 13.12. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 13.13. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, any Enhancement


                         Pooling and Servicing Agreement

Providers and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

            SECTION 13.14. Actions by Certificateholders. (a) Whenever in this Agreement a provision is made that an action may be taken or a notice given by Investor Certificateholders, such action or notice may be taken or given by any Investor Certificateholder, unless such provision requires a specific percentage of Investor Certificateholders.

            (b) Any notice, consent, waiver or other act by the Holder of a Certificate shall bind such Holder and every subsequent Holder of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            SECTION 13.15. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof and thereof, and all prior understandings, written or oral, are superseded by the Transaction Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 13.16. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

            SECTION 13.17. Construction of Agreement. The Transferor hereby grants to the Trustee on behalf of the Trust a security interest in all of the Transferor's right, title and interest in, to and under the Receivables now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto, and all other Trust Assets, and all "proceeds" thereof, to secure all the Transferor's and Servicer's obligations hereunder, including, without limitation, the Transferor's obligation to sell or transfer to the Trust all Receivables existing on the date hereof or hereafter created and transferred to the Transferor from time to time under the Receivables Purchase Agreements. This Agreement shall constitute a security agreement under applicable law.

            SECTION 13.18. Governing Law; Jurisdiction; Consent to Service of Process. (a) Governing Law. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF THE TRUSTEE ON BEHALF OF THE TRUST IN THE TRUST ASSETS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.


                         Pooling and Servicing Agreement

            (b) Jurisdiction. (i) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive general jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any jurisdiction.

            (ii) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Consent to Service of Process. Each party to this Agreement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.


                         Pooling and Servicing Agreement

            (d) Waiver of Jury Trial. Each party to this Agreement waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement, any other Transaction Document or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether oral or written), actions of any of the parties hereto and the liquidity providers or any other relationship existing in connection with this Agreement or any other Transaction Document, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

            IN WITNESS WHEREOF, the parties hereto have caused this Pooling and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          MUEHLSTEIN FINANCIAL
                                          CORPORATION,
                                             as Transferor


                                          By: __________________________________
                                              Name:
                                              Title:


                                          H. MUEHLSTEIN & CO., INC.,
                                             as Servicer


                                          By: __________________________________
                                              Name:
                                              Title:


                                          BANKERS TRUST COMPANY,
                                             not in its individual capacity but
                                             solely as Trustee


                                          By: __________________________________
                                              Name:
                                              Title:


                         Pooling and Servicing Agreement

                                  SCHEDULE 1.01

                              DESIGNATED COUNTRIES


                         Pooling and Servicing Agreement

                                                                SCHEDULE 3.03(h)


                MUEHLSTEIN POST OFFICE BOXES, COLLECTION ACCOUNTS
                            AND CONCENTRATION ACCOUNT

A.  MUEHLSTEIN POST OFFICE BOXES

================================================================================
    Bank                     Location                   Post Office Box Number
--------------------------------------------------------------------------------
1.  CoreStates Bank, N.A.    Philadelphia, PA 19178     P.O. Box 8500-55960
--------------------------------------------------------------------------------
2.  CoreStates Bank, N.A.    Philadelphia, PA 19178     P.O. Box 8500-53580
--------------------------------------------------------------------------------
3.  CoreStates Bank, N.A.    Philadelphia, PA 19178     P.O. Box 8500-51105
================================================================================

B. MUEHLSTEIN COLLECTION ACCOUNTS

================================================================================
   Name                   Address and Contact       ABA Number   Account Number
--------------------------------------------------------------------------------
1. CoreStates Bank, N.A.  1345 Chestnut Street                   0001716246
                          P.O. Box 7618
                          Philadelphia, PA 19101-7618
                          Brian M. Haley
                          Tel:  (215) 973-2372
                          Fax:  (215) 973-6745
--------------------------------------------------------------------------------
2. CoreStates Bank, N.A.  1345 Chestnut Street                   0001295314
                          P.O. Box 7618
                          Philadelphia, PA 19101-7618
                          Brian M. Haley
                          Tel:  (215) 973-2372
                          Fax:  (215) 973-6745
--------------------------------------------------------------------------------
3. Citibank N.A.          Citibank, N.A.                         0868-0434 (US$)
   (Hong Kong)            399 Park Avenue
                          New York, NY  10043
                          Keith Karako
--------------------------------------------------------------------------------
4. Citibank N.A.          Citibank, N.A.                         0860-9381 (HK$)
   (Hong Kong)            399 Park Avenue
                          New York, NY  10043
                          Keith Karako
--------------------------------------------------------------------------------
5. Citibank N.A.          Citibank, N.A.                         0/709353/012
   (Singapore)            399 Park Avenue                        (US$)
                          New York, NY  10043
                          Keith Karako
--------------------------------------------------------------------------------
6. Citibank N.A.          Citibank, N.A.                         0/709353/004


                         Pooling and Servicing Agreement

--------------------------------------------------------------------------------
   (Singapore)            399 Park Avenue                        (S$)
                          New York, NY  10043
                          Keith Karako
--------------------------------------------------------------------------------
7. Citibank N.A.          Citibank, N.A.                         011/3058/013
   (Malaysia)             399 Park Avenue
                          New York, NY  10043
                          Keith Karako
================================================================================

C. MUEHLSTEIN CONCENTRATION ACCOUNT

================================================================================
   Name                   Address and Contact       ABA Number   Account Number
--------------------------------------------------------------------------------
Bankers Trust Company     Four Albany Street        021-001-003     003300712
                          New York, NY  10006
                          Louis Bodi
                          Tel:  (212) 250-6137
                          Fax:  (212) 250-6439
================================================================================


                         Pooling and Servicing Agreement

                                                                       EXHIBIT A


                         FORM OF TRANSFEROR CERTIFICATE

                               September 25, 1996

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT.

            THE HOLDER HEREOF AGREES FOR THE BENEFIT OF THE TRUST THAT THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED.

                    MUEHLSTEIN TRADE RECEIVABLES MASTER TRUST

                             TRANSFEROR CERTIFICATE

                THIS CERTIFICATE REPRESENTS AN UNDIVIDED INTEREST
              IN CERTAIN ASSETS OF THE MUEHLSTEIN TRADE RECEIVABLES
                                  MASTER TRUST

the corpus of which consists primarily of certain receivables generated from time to time by H. Muehlstein & Co., Inc. and H. Muehlstein International, Ltd. (the "Originators") and any other entities designated in the future as "Originators" pursuant to the terms of the Pooling and Servicing Agreement referred to below and purchased by Muehlstein Financial Corporation (the "Transferor"), which in turn transfers and assigns such receivables to the Muehlstein Trade Receivables Master Trust. This certificate does not represent any recourse obligation of, and is not guaranteed by, the Transferor, Muehlstein or any Affiliate of any of them.

            This certifies that MUEHLSTEIN FINANCIAL CORPORATION is the registered owner of the fractional undivided interest (the "Transferor Interest") in the assets of the Muehlstein Trade Receivables Master Trust (the "Trust") not represented by the Investor Certificates pursuant to that certain Pooling and Servicing Agreement dated as of August 23, 1996 (as supplemented or modified, the "Agreement") by and among the Transferor, H. Muehlstein & Co., Inc (the "Servicer"), and Bankers Trust Company (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

            The corpus of the Trust consists of (i) a portfolio of receivables (the "Receivables") identified under the Agreement from time to time, (ii) funds collected or to be collected from Obligors in respect of the Receivables, (iii) all funds which are from time to time on deposit in the Concentration Account, the Muehlstein Collection Accounts and any


                         Pooling and Servicing Agreement
other account or accounts held for the benefit of Certificateholders and (iv) all other assets and interests constituting the Trust Assets.

            This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement. Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement and is qualified in its entirety by the terms and provisions of the Agreement, and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee, the Servicer and the other parties bound by the Agreement.

            This Certificate is the Transferor Certificate, which represents an interest in the Trust, including the right to receive Collections and other amounts at the times and in the amounts specified in the Agreement to be paid to the holder of the Transferor Certificate. In addition to this Certificate, Investor Certificates are being issued to investors pursuant to the Agreement, which will represent the interests of Investor Certificateholders in the Trust. This Certificate shall not represent any interest in the Concentration Account, any Muehlstein Collection Account or other account or Trust Asset except as provided in the Agreement.

            Subject to certain conditions in the Agreement, the obligations created by the Agreement and the Trust created thereby shall terminate upon the earlier of (i) December 31, 2016 and (ii) the Termination Date of the last outstanding Series of Certificates.

            By its acceptance of this Transferor Certificate, the Holder hereof agrees that it will take no action with respect to such Holder's rights under the Agreement that would violate the terms of the Agreement.

            Upon termination of the Trust pursuant to Article XII of the Agreement, subject to the provisions of the Agreement, payment in full of the Investor Certificateholders and the surrender of this Certificate, the Trustee shall assign and convey to the Holder of the Transferor Certificate (without recourse, representation or warranty (except for the representation that each Receivable and all other Trust Assets will be free and clear of all Liens)) all right, title and interest of the Trust in the Trust Assets, whether then existing or thereafter created, including the Receivables and all proceeds thereof, except for amounts held by the Trustee pursuant to Section 12.02(b) of the Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trust has in the Trust Assets.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                         Pooling and Servicing Agreement

            IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

Dated:________________________

                                       MUEHLSTEIN FINANCIAL
                                       CORPORATION


                                       By: ___________________________________
                                           Name:
                                           Title:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.

                                       Dated:  September 25, 1996


BANKERS TRUST COMPANY,
not in its individual capacity but
solely as Trustee

By: ___________________________OR
         Authorized Signer


                                      __________________________________________
                                      Authenticating Agent for the Trustee


                                       By: _____________________________________
                                           Authorized Signer


                         Pooling and Servicing Agreement

                                                                       EXHIBIT B


                      FORM OF ANNUAL SERVICER'S CERTIFICATE

       (As required to be delivered on or before April 30 of each calendar year beginning with April 30, 1997, pursuant to
              Section 3.06 of the Pooling and Servicing Agreement)


                        MUEHLSTEIN FINANCIAL CORPORATION

                        --------------------------------

                    MUEHLSTEIN TRADE FINANCIAL MASTER TRUST

                        --------------------------------

            The undersigned, chief financial officer of H. Muehlstein & Co., Inc. ("Muehlstein"), as servicer (the "Servicer"), pursuant to the Pooling and Servicing Agreement, dated as of August 23, 1996 (as amended and supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), by and among Muehlstein Financial Corporation, as transferor, H. Muehlstein & Co., Inc., as servicer (the "Servicer"), and Bankers Trust Company, as trustee, do hereby certify that:

            1. Muehlstein is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

            2. The undersigned chief financial officer is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee, each Rating Agency and any Enhancement Provider.

            3. A review of the activities of the Servicer during the calendar year ended December 31, ____, and its performance under the Pooling and Servicing Agreement was conducted under my supervision.

            4. Based on such review, the Servicer has, to the best of my knowledge, performed all of its obligations under the Pooling and Servicing Agreement throughout such year, and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

            5. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement known to me to have been made by the Servicer during the calendar year ended December 31, ____, which sets forth in detail the
      (a) nature of such default, (b) the action taken by the Servicer, if any, to remedy each such default and (c) the current status of each such default: [If applicable, insert "None."]

            Capitalized terms used but not defined herein shall have the meaning specified


                         Pooling and Servicing Agreement
in the Pooling and Servicing Agreement.

            IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this _____ day of __________, ____.


                                       H. MUEHLSTEIN & CO., INC.,  or
                                       [NAME OF SUCCESSOR SERVICER]

                                       By: _____________________________________
                                           Name:
                                           Title:


                         Pooling and Servicing Agreement

                                                                     EXHIBIT C-1

                 FORM OF CORESTATES COLLECTION ACCOUNT AGREEMENT

                                                              September 25, 1996

CoreStates Bank, N.A.
1345 Chestnut Street
P.O. Box 7618
Philadelphia, Pennsylvania  19101-7618

Attention:  Brian M. Haley
            Corporate Banking

Gentlemen/Ladies:

            Reference is made to collection accounts nos. 0001716246 and 0001295314 into which certain monies, instruments and other properties are deposited from time to time (the "Collection Accounts") maintained with CoreStates Bank, N.A. ("you" or the "Bank") by H. Muehlstein & Co., Inc. (the "Company"). Pursuant to that certain Collection Account Agreement dated February 9, 1996 (the "February 1996 Collection Agreement") among you, the Company and Citicorp USA, Inc., as agent (the"Agent") under the Credit Agreement described in the February 1996 Collection Agreement (for your convenience, a copy of the executed February 1996 Agreement is attached hereto as Exhibit A), the Collection Accounts and the other Account Collateral (as hereinafter defined) were assigned to the Agent. The Company and certain of its affiliates have entered into a transaction (the "Receivables Transaction") to, among other things, refinance in part advances made under the Credit Agreement (as defined in the February 1996 Collection Agreement). Pursuant to the Receivables Transaction, the Collection Accounts and the other Account Collateral are to be transferred to Bankers Trust Company, as trustee for Muehlstein Trade Receivables Master Trust, established pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 23, 1996 among Muehlstein Financial Corporation, the Company, as servicer (in such capacity, the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). By execution of this Collection Account Agreement, the Agent hereby transfers and assigns all of its right, title and interest in the February 1996 Collection Agreement to the Trustee. It is a condition precedent to the Receivables Transaction that you execute and deliver this Collection Account Agreement.

            Pursuant to the Receivables Transaction, the Company and certain of its affiliates have granted to the Trustee a security interest in certain property of the Company, including, among other things, the following (the "Account Collateral"): the Lockboxes referred to below, the Collection Accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Collection Accounts, all interest, dividends, cash, instruments and other property from time to time received,


                         Pooling and Servicing Agreement

                                      C-1-2


receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Trustee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash.

            The Company hereby grants, to the Trustee, for the benefit of the Trust, and the other Holders referred to in the Pooling and Servicing Agreement, a security interest in, and a pledge to, all of its right, title and interest in and to the Lockboxes referred to below, the Collection Accounts and all Account Collateral now or hereinafter on deposit in the Lockboxes and/or the Collection Accounts and agrees that all funds in the Collection Accounts shall be transferred to the Trustee on behalf of the Trust in accordance with the instructions set forth herein. It is a condition to the continued maintenance of the Lockboxes and Collection Accounts with you that you agree to this letter agreement. The Company further agrees that the Trustee shall have, subject to the terms of the Lockbox Agreement (as defined in paragraph (b) below), full and irrevocable right, power and authority to demand, collect, withdraw, receive or sue for all amounts now or hereafter on deposit in the Lockboxes and/or Collection Accounts and at its discretion to take any other action which it deems necessary or appropriate to protect its interest in the Lockboxes and Collection Accounts. Except as provided in paragraphs (e) and (i) herein, the Lockboxes and Collection Accounts shall not be subject to deductions, setoff, banker's lien or any other right in favor of any person or entity other than the Trustee, the Trust or the other Holders referred to in the Pooling and Servicing Agreement.

            We hereby direct you to change the name on the Collection Accounts from "Citicorp USA, Inc., as Agent, Re: H. Muehlstein & Co., Inc" to "Bankers Trust Company, as Trustee, Re: H. Muehlstein & Co., Inc.".

            By signing this letter agreement you confirm that, as of the date hereof, you have received no notice of any other pledge or assignment of the Lockboxes and/or Collection Accounts other than to the Agent pursuant to the February 1996 Collection Agreement. Further, you hereby agree with the Trustee as follows:

            (a) The Company maintains with the Bank the Collection Account in the name of "Bankers Trust Company, as Trustee, Re: H. Muehlstein & Co., Inc." The Company's account debtors make payment directly to the post office boxes ("Lockboxes") and the addresses used for such boxes are:

                        P.O. Box 8500-S5960
                        Philadelphia, Pennsylvania  19178

                        P.O. Box 8500-S3580
                        Philadelphia, Pennsylvania  19178


                         Pooling and Servicing Agreement

                                      C-1-3


                        P.O. Box 8500-S1105
                        Philadelphia, Pennsylvania  19178

            (b) The Bank will have exclusive and unrestricted access to the Lockboxes and will have complete and exclusive authority to receive, pick up and open all mail therein addressed to the Company, whether registered, certified, insured or otherwise. The Company will have no control over the Lockboxes or any mail received in the Lockboxes. The Bank will open all mail contained in the Lockboxes and remove and inspect the enclosures and will deposit in the Collection Accounts all checks, drafts and other payment orders on which the payee or endorsee is the Company. The Company agrees that it will not, and the Bank agrees that it will not permit the Company to, establish new lockbox accounts with the Bank unless such lockbox accounts are the subject of an agreement with the Trustee on terms and conditions substantially identical to those contained herein. To the extent not inconsistent with the terms and provisions of this Letter, the Lockboxes and the Collection Accounts shall continue to be governed by the terms of the Wholesale Lockbox Service Product Operating Procedures (as amended, supplemented or otherwise modified form time to time in accordance with the immediately succeeding sentence, the "Lockbox Agreement") in effect between the Company and the Bank, a copy of which is attached hereto as Exhibit B. The Company agrees not to change or amend any provision of the Lockbox Agreement without the prior written consent of the Trustee.

            (c) Notwithstanding anything to the contrary in the Lockbox Agreement or any other agreement relating to the Collection Accounts, the Collection Accounts will be maintained solely for the benefit of the Trustee and will be subject to written instructions only from an authorized officer of the Trustee. The Trustee will provide you with a listing of such authorized officers, which listing is attached hereto as
      Schedule 1 (as such Schedule may be amended from time to time). All of the Account Collateral shall be in the sole dominion and control of the Trustee, and the Company shall have no control thereover.

            (d) You will follow your usual operating procedures for the handling of any remittance received in the Lockboxes or the Collection Accounts that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

            (e) You will mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Company (with a copy of the notification of return to the Trustee), and you may charge the Collection Accounts for the face amount thereof. In the event insufficient funds remain in the Collection Accounts to cover any returned, uncollected, reversed or charged back items, the Company shall indemnify you for the uncollected amounts of any such items upon your demand.


                         Pooling and Servicing Agreement

                                      C-1-4


            (f) You will maintain a record of all checks and other remittance items received in the Lockboxes and the Collection Accounts and, in addition to providing the Company with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Trustee a monthly statement of the Lockboxes and Collection Accounts to:
      Bankers Trust Company, as Trustee, Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency/Structured Finance Group, with a copy to the Company.

            (g) You will transfer, in same day funds, on each of your business days, all available funds collected from the Collection Accounts on such day to the following account (the "Concentration Account"):

                        ABA Number:  021001033
                        Bankers Trust Company
                        Four Albany Street
                        New York, New York  10006

                        Account Name:   BTCO f/a/o Muehlstein
                                        Cash Collateral Account
                        Account Number: 00330712
                        Reference:  Muehlstein Concentration Account
                        Attn:  Louis Bodi

            or to such other account as the Trustee may from time to time designate in writing.

            (h) Subject to paragraphs (e) and (i) herein, all transfers referred to in paragraphs (b) and (g) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Trustee for any reason any such payment once made.

            (i) All service charges and fees with respect to the Lockboxes or the Collection Accounts shall, in accordance with the Lockbox Agreement, be debited to the applicable Collection Account. In the event insufficient funds remain in such Account to cover such service charges and fees, the Company shall pay and indemnify you for the amounts of such service charges and fees.

            (j) The Trustee shall be entitled to exercise any and all rights of the Company in respect of the Lockboxes and the Collection Accounts in accordance with the terms of the Pooling and Servicing Agreement, and the undersigned shall, subject to the terms of the Lockbox Agreement, comply in all respects with such exercise.

            (k) Notwithstanding any other provisions of this letter agreement:


                         Pooling and Servicing Agreement

                                      C-1-5


                  (1) Unless you are grossly negligent or engage in willful
            misconduct in performance or non-performance in connection with this letter agreement and the Collection Accounts, the Company agrees to hold you harmless from any claims, damages, losses or expenses incurred by any party in connection herewith. In the event you breach the standard of care set forth herein, the Company and the Trustee expressly agree that your liability shall be limited to damages directly caused by such breach and in no event shall you be liable for any incidental, indirect, punitive or consequential damages whatsoever.

                  (2) The Company agrees that you may act on the instructions of the Trustee without making any special inquiry into the authority of the Trustee, and you will not be held liable for reasonable reliance on such instructions.

                  (3) You shall not be liable for any failure, inability to
            perform, or delay in performance hereunder if such failure, inability or delay is due to acts of God, war, civil commotion, governmental action, fire, explosion, strikes, other industrial disturbance, equipment malfunction, action, non-action or delayed action on the part of either the Company or the Trustee or any other entity or any other causes that are beyond your reasonable control.

                  (4) The Company's responsibility under paragraphs (e), (i) and
            (k) shall survive the termination of this letter agreement.

            The letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Agent, the Trustee, the Program Agent, the Holders and their respective successors, transferees and assigns. You may terminate this letter agreement only upon thirty days' prior written notice to the Company and the Trustee. The Trustee may terminate this letter agreement upon ten days' prior written notice to you and the Company. Upon such termination you shall close the Lockboxes and the Collection Accounts and transfer all funds in the Lockboxes and the Collection Accounts to the Concentration Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Concentration Account or to the Trustee all funds and other property received in respect of the Lockboxes or any Collection Account.


                         Pooling and Servicing Agreement

                                      C-1-6


            This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this letter Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

            This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Trustee, the Company and you.

            Upon acceptance of this letter agreement it will be the valid and binding obligation of the Company, the Agent, the Trustee and you, in accordance with its terms.

            THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK.


                                    Very truly yours,


                                    H. MUEHLSTEIN & CO., INC.



                                    By: __________________________________
                                        Name:
                                        Title:


                                    CITICORP USA, INC., as Agent



                                    By: __________________________________
                                        Name:
                                        Title:



                         Pooling and Servicing Agreement

                                      C-1-7


                                    BANKERS TRUST COMPANY, not in its
                                    individual capacity but solely as Trustee


                                    By: __________________________________
                                        Name:
                                        Title:


Acknowledged and agreed to as of
the date first above written:

CORESTATES BANK, N.A.



By: ___________________________
    Name:
    Title:


                         Pooling and Servicing Agreement

                                   Schedule 1

                           LIST OF AUTHORIZED OFFICERS


Louis Bodi
Melissa Kaye-Adelson
Marie Merritt
Lara Graff
Kevin Healey
Ruth McKenna


                         Pooling and Servicing Agreement

                                                                     EXHIBIT C-2


                    FORM OF HONG KONG, SINGAPORE AND MALAYSIA
                          COLLECTION ACCOUNT AGREEMENT


                                                              September 25, 1996

Citibank, N.A.
399 Park Avenue
New York, NY 10043

Attention: Keith Karako

Gentlemen/Ladies:

            Reference is made to the U.S. Dollar collection account no. _________ and the local currency account no. ________, into which certain monies, instruments and other properties are deposited from time to time (the "Collection Accounts") maintained with Citibank, N.A. ("you" or the "Bank") by Pegasus Polymers Asia Limited ("Pegasus Asia"). Pursuant to (a) that certain Receivables Purchase Agreement dated February 9, 1996 (the "February 1996 Receivables Purchase Agreement") among Pegasus Asia and Muehlstein International Limited (the "Company"), Pegasus Asia agreed to transfer to the Company, and the Company agreed to acquire from Pegasus Asia, all of Pegasus Asia's right, title and interest in and to the monies, instruments and other properties deposited from time to time in the Collection Accounts for the term thereof and (b) that certain Debenture in Relation to Revolving Credit of Up to U.S. $125,000,000 dated February 9, 1996 (the "February 1996 Debenture") executed by the Company in favor of Citicorp USA, Inc., as agent (the"Agent") under the Credit Agreement described in the February 1996 Debenture (for your convenience, copies of the executed February 1996 Receivables Purchase Agreement and the executed February 1996 Debenture are attached hereto as Exhibit A and Exhibit B, respectively), the Collection Accounts and the other Account Collateral (as hereinafter defined) were assigned to the Agent. The Company and certain of its affiliates have entered into a transaction (the "Receivables Transaction") to, among other things, refinance in part advances made under the Credit Agreement described in the February 1996 Debenture. Pursuant to the Receivables Transaction, the Collection Accounts and the other Account Collateral are to be transferred to Bankers Trust Company, as trustee for Muehlstein Trade Receivables Master Trust, established pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 23, 1996 among Muehlstein Financial Corporation, H. Muehlstein & Co., Inc., as servicer (in such capacity, the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). By execution of this Collection Account Agreement, the Agent hereby transfers and assigns all of its right, title and interest in the Collection Accounts to the Trustee. It is a condition precedent to the Receivables Transaction that you execute and deliver this Collection Account Agreement.


                         Pooling and Servicing Agreement

                                      C-2-2


            Pursuant to the Receivables Transaction, the Company and certain of its affiliates have granted to the Trustee a security interest in certain property of the Company, including, among other things, the following (the "Account Collateral"): the Collection Accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Collection Accounts, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Trustee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash.

            The Company hereby grants, to the Trustee, for the benefit of the Trust, and the other Holders referred to in the Pooling and Servicing Agreement, a security interest in, and a pledge to, all of its right, title and interest in and to the Collection Accounts and all Account Collateral now or hereinafter on deposit in the Collection Accounts and agrees that all funds in the Collection Accounts shall be transferred to the Trustee on behalf of the Trust in accordance with the instructions set forth herein. It is a condition to the continued maintenance of the Collection Accounts with you that you agree to this letter agreement. The Company further agrees that the Trustee shall have full and irrevocable right, power and authority to demand, collect, withdraw, receive or sue for all amounts now or hereafter on deposit in the Collection Accounts and at its discretion to take any other action which it deems necessary or appropriate to protect its interest in the Collection Accounts. Except as provided in paragraphs (d) and (h) herein, the Collection Accounts shall not be subject to deductions, setoff, banker's lien or any other right in favor of any person or entity other than the Trustee, the Trust or the other Holders referred to in the Pooling and Servicing Agreement.

            We hereby direct you to change the name on the Collection Accounts from "F/A/O Muehlstein Int'l Inc." to "Bankers Trust Company, as Trustee, Re:
Pegasus Polymers Asia Ltd.".

            By signing this letter agreement you confirm that, as of the date hereof, you have received no notice of any other pledge or assignment of the Collection Accounts other than to the Agent pursuant to the February 1996 Debenture. Further, you hereby agree with the Trustee as follows:

            (a) The Company maintains with the Bank the Collection Accounts in the name of "Bankers Trust Company, as Trustee, Re: Pegasus Polymers Asia Ltd."

            (b) Notwithstanding anything to the contrary in any agreement relating to the Collection Accounts, the Collection Accounts will be maintained solely for the benefit of the Trustee and will be subject to written instructions only from an authorized officer of the Trustee. The Trustee will provide you with a listing of such authorized officers, which listing is attached hereto as Schedule 1 (as such schedule may be amended from time to time). All of the Account Collateral shall be in the sole


                         Pooling and Servicing Agreement

                                      C-2-3


      dominion and control of the Trustee, and the Company shall have no control thereover.

            (c) You will follow your usual operating procedures for the handling of any remittance received in the Collection Accounts that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

            (d) You will mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Company (with a copy of the notification of return to the Trustee), and you may charge the Collection Accounts for the face amount thereof. In the event insufficient funds remain in the Collection Accounts to cover any returned, uncollected, reversed or charged back items, the Company shall indemnify you for the uncollected amounts of any such items upon your demand.

            (e) You will maintain a record of all checks and other remittance items received in the Collection Accounts and, in addition to providing the Company with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Trustee a monthly statement of the Collection Accounts to: Bankers Trust Company, as Trustee for Muehlstein Trade Receivables Master Trust, Four Albany Street, 10th floor, New York, New York 10006, Attention: Corporate Trust and Agency/Structured Finance Group, with a copy to the Company.

            (f) You will transfer, in same day funds, on each of your business days, all available funds collected from the Collection Accounts on such day to the following account (the "Concentration Account"):

                        ABA Number:  021001033
                        Bankers Trust Company
                        Four Albany Street
                        New York, New York  10006

                        Account Name:   BTCO f/a/o Muehlstein
                                        Cash Collateral Account
                        Account Number: 00330712
                        Reference:  Muehlstein Concentration Account
                        Attn:  Louis Bodi

            or to such other account as the Trustee may from time to time designate in writing.

            (g) Subject to paragraphs (d) and (h) herein, all transfers referred to in paragraph (f) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Trustee for any reason any such


                         Pooling and Servicing Agreement

                                      C-2-4


      payment once made.

            (h) All service charges and fees with respect to the Collection Accounts shall be debited to the applicable Collection Account. In the event insufficient funds remain in such Account to cover such service charges and fees, the Company shall pay and indemnify you for the amounts of such service charges and fees.

            (i) The Trustee shall be entitled to exercise any and all rights of the Company in respect of the Collection Accounts in accordance with the terms of the Pooling and Servicing Agreement, and the undersigned shall comply in all respects with such exercise.

            (j) Notwithstanding any other provisions of this letter agreement:

                  (1) Unless you are grossly negligent or engage in willful
            misconduct in performance or non-performance in connection with this letter agreement and the Collection Accounts, the Company agrees to hold you harmless from any claims, damages, losses or expenses incurred by any party in connection herewith. In the event you breach the standard of care set forth herein, the Company and the Trustee expressly agree that your liability shall be limited to damages directly caused by such breach and in no event shall you be liable for any incidental, indirect, punitive or consequential damages whatsoever.

                  (2) The Company agrees that you may act on the instructions of the Trustee without making any special inquiry into the authority of the Trustee, and you will not be held liable for reasonable reliance on such instructions.

                  (3) You shall not be liable for any failure, inability to
            perform, or delay in performance hereunder if such failure, inability or delay is due to acts of God, war, civil commotion, governmental action, fire, explosion, strikes, other industrial disturbance, equipment malfunction, action, non-action or delayed action on the part of either the Company or the Trustee or any other entity or any other causes that are beyond your reasonable control.

                  (4) The Company's responsibility under paragraphs (d), (h) and
            (j) shall survive the termination of this letter agreement.

            This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Agent, the Trustee, the Program Agent, the Holders and their respective successors, transferees and assigns. You may terminate this letter agreement only upon thirty days' prior written notice to the Company and the Trustee. The Trustee may terminate this letter agreement upon ten days' prior written notice to you and the Company. Upon such termination you shall close the Collection Accounts and transfer all funds in the Collection Accounts to the Concentration Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Concentration Account or to the Trustee all funds


                         Pooling and Servicing Agreement

                                      C-2-5


and other property received in respect of any Collection Account.

            This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this letter Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

            This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Trustee, Pegasus Asia, the Company, the Agent, and you.

            Upon acceptance of this letter agreement it will be the valid and binding obligation of the Trustee, Pegasus Asia, the Company, the Agent, and you, in accordance with its terms.


                         Pooling and Servicing Agreement

                                      C-2-6


            THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK.


                                    Very truly yours,


                                    PEGASUS POLYMERS ASIA LIMITED



                                    By: __________________________________
                                        Name:
                                        Title:


                                    MUEHLSTEIN INTERNATIONAL, LTD.



                                    By: __________________________________
                                        Name:
                                        Title:



                                    CITICORP USA, INC., as Agent



                                    By: __________________________________
                                        Name:
                                        Title:



                         Pooling and Servicing Agreement

                                      C-2-7


                                    BANKERS TRUST COMPANY, not in its
                                    individual capacity but solely as Trustee


                                    By: __________________________________
                                        Name:
                                        Title:


Acknowledged and agreed to as of
the date first above written:

CITIBANK, N.A.



By: _______________________________
    Name:
    Title:


                         Pooling and Servicing Agreement

                                   Schedule 1

                           LIST OF AUTHORIZED OFFICERS


Louis Bodi
Melissa Kaye-Adelson
Marie Merritt
Lara Graff
Kevin Healey
Ruth McKenna


                         Pooling and Servicing Agreement

                                                                       EXHIBIT D


                            FORM OF RULE 144A LETTER

                                     [Date]


[Trustee]




Muehlstein Financial Corporation




     Re:   Muehlstein Trade Receivables Master Trust,
           [     ]% Receivables Backed Certificates,
           Series [          ]

Ladies and Gentlemen:

            In connection with our acquisition of the Certificates referred to above, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws,
(b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from [___________] concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not a "benefit plan investor" as defined in Section 2510.3-101(f)(2) of the Labor Regulations promulgated under the Employee Retirement Income Security Act of 1974, as amended,] (e) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have


                         Pooling and Servicing Agreement
completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A, and we understand that the Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (ii) pursuant to another exemption from registration under the Securities Act.

                                          Very truly yours,

                                          [NAME OF INSTITUTION]



                                          By: _______________________________
                                              Name:
                                              Title:


                         Pooling and Servicing Agreement

                          FORM OF NON-RULE 144A LETTER

                                     [Date]


[Trustee]




Muehlstein Financial Corporation



     Re:  Muehlstein Trade Receivables Master Trust,
          [          ]% Receivables Backed Certificates
          Series [          ]

Ladies and Gentleman:

            In connection with our acquisition of the Certificates referred to above, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act") , or any state securities laws, and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from [_______________] concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not a "benefit plan investor" as defined in Section 2510.3-101(f)(2) of the Labor Regulations promulgated under the Employee Retirement Income Security Act of 1974, as amended, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Certificates, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless


                         Pooling and Servicing Agreement

(1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                          Very truly yours,

                                          [NAME]



                                          By: _________________________________
                                              Name:
                                              Title:


                         Pooling and Servicing Agreement

                                                                       EXHIBIT E


                              FORM OF DAILY REPORT

                                [TO BE PROVIDED]


                         Pooling and Servicing Agreement

                                                                       EXHIBIT F


                         Muehlstein Credit Policy Manual

                                [TO BE PROVIDED]


                         Pooling and Servicing Agreement

                                                                       EXHIBIT G


                     FORM OF SEMI-ANNUAL SERVICING REPORT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS


To Muehlstein Financial Corporation, the Trustee, the Rating Agencies and the Certificateholders:

            At your request, we have performed the procedures enumerated below with respect to the receivables of Muehlstein Financial Corporation (the "Company") that are serviced by H.Muehlstein & Co., Inc. (the "Servicer") for the period from __________, 199_ to __________, 199_ as set forth in the accompanying Determination Date Statements (the "Statements") and in the five accompanying Daily Reports (which were selected on a random basis from the above-referenced period) (the "Daily Reports"). These procedures, which were specified by you, were performed solely to assist you, and this report is solely for your information and should not be used by those who did not participate in determining the procedures. The procedures and findings are as follows:

            A. We obtained all Statements for the period from __________, 199_ through __________, 199_ (the "Fiscal Period") and performed the following:

                  - We recalculated the mathematical accuracy of the Statements.

                  - With respect to Receivables, we agreed the amounts appearing as principal amounts and the related aging buckets to either schedules prepared by the Servicer or reports generated by the Servicer's system.

            B. For a selection of three Statements (one of which was the Statement for the last Collection Period of the Fiscal Period), we performed the following procedures:

                  With respect to the amount appearing as Collections on such
                  Statements:

                  - Obtained a daily listing of collections for the Collection Period and agreed the total on the Statements to a cumulative total of the daily listing of collections for that period.

                  - Agreed a random sample of at least ten of the daily collections appearing on the daily listing of collections to the bank statements of the Muehlstein Receivables Master Trust (the "Trust").

                  - Agreed the aggregate amount of Receivables received during that Collection Period to the Servicer's system-generated reports.


                         Pooling and Servicing Agreement

                  - For each Obligor the amount of whose Receivables is greater than 3% of the aggregate amount of all Receivables, agreed the aggregate amount of all Receivables with respect to such Obligor to the Servicer's system-generated reports.

                  With respect to the amount appearing as Defaulted Receivables:

                  - Agreed the total Defaulted Receivables to the Servicer's system-generated reports.

                  - From a random sample of at least 10 Defaulted Receivables during the month, agreed the default amount to the Obligor's file in the Servicer's system.

                  With respect to the amount appearing as Diluted Receivables:

                  - Agreed the total Diluted Receivables to the Servicer's system generated reports.

                  - From a random sample of at least 10 Diluted Receivables during the month, agreed the default amount to the Obligor's file in the Service system.

                  With respect to the amount appearing as Eligible Receivables:

                  - Recalculated the mathematical accuracy of the Company's schedule of Eligible Receivables.

                  - Agreed the amounts appearing in this schedule to a statement generated by the Servicer's system.

            C. With respect to each of the Daily Reports, we agreed amounts to the system-generated reports provided by each Originator for such day.

Because the above procedures do not constitute an audit conducted in accordance with generally accepted auditing standards, we do not express an opinion on the Statements for the period from __________, 199_ to __________, 199_. This report relates only to the accounts and items specified above and does not extend to any financial statements of the Servicer or the Company, taken as a whole.


                         Pooling and Servicing Agreement